As Filed with the Securities and Exchange Commission on January 27, 2009

Securities Act File No. 333-___________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __ [ ]

Post-Effective Amendment No. __ [ ]

DWS VARIABLE SERIES II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

One Beacon Street

Boston, Massachusetts 02108

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

QUESTIONS & ANSWERS

DWS Davis Venture Value VIP

DWS Variable Series II

Q&A

Q	What is happening?
A	DWS Investments is proposing to merge DWS Davis Venture Value VIP into DWS Large Cap Value VIP.
Q	What issue am I being asked to vote on?
A	You are being asked to vote on a proposal to merge DWS Davis Venture Value VIP into DWS Large Cap Value VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Davis Venture Value VIP is a series, has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q

I am the owner of a variable life insurance policy or variable annuity contract offered by my insurance company. I am not a shareholder of DWS Davis Venture Value VIP. Why am I being asked to vote on a proposal for DWS Davis Venture Value VIP shareholders?

A

You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Davis Venture Value VIP. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the fund. Thus, you are not the “shareholder” of DWS Davis Venture Value VIP; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the fund shares corresponding to your investment.

The attached proxy statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting shares of the fund, whether or not they are shareholders, are described as voting for purposes of the proxy statement.

Q	Why has this proposal been made for DWS Davis Venture Value VIP?
A

DWS Investments believes that the proposed merger is in the best interest of DWS Davis Venture Value VIP for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than DWS Davis Venture Value VIP currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. Accordingly, DWS Investments proposed the merger of DWS Davis Venture Value VIP into DWS Large Cap Value VIP.

While DWS Investments believes that DWS Large Cap Value VIP should provide a comparable investment opportunity for shareholders of DWS Davis Venture Value VIP, there are a number of differences in the portfolios of the funds. If the merger is approved by shareholders of DWS Davis Venture Value VIP, DWS Investments expects that a significant percentage of DWS Davis

Venture Value VIP’s holdings will be liquidated and the proceeds reinvested in other securities so that at the time of the merger, DWS Davis Venture Value VIP’s portfolio will conform more closely to DWS Large Cap Value VIP’s investment objective, policies, restrictions and strategies.

Q	Will I have to pay taxes as a result of the merger?
A

The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. If you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal before or after the merger, you may be subject to taxes and tax penalties; therefore, you may wish to consult a tax advisor before doing so.

Q	Upon the merger, how will the value of my investment change?
A

The aggregate value of your investment will not change as a result of the merger. However, the number of shares owned by your insurance company on your behalf will likely change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of DWS Davis Venture Value VIP, which will probably be different from the net asset value per share of DWS Large Cap Value VIP.

Q	When would the merger take place?
A

If approved, the merger would occur on or about April 20, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares owned. Subsequently, you will be notified of changes to your account information by your insurance company.

Q	How can I vote?
A	You can vote in any one of three ways:
•	Through the Internet, by going to the website listed on your voting instruction form;
•	By telephone, with a toll-free call to the number listed on your voting instruction form; or
•	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q	Whom should I call for additional information about this Prospectus/Proxy Statement?
A	Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-963-6127, or your insurance company.

DWS DAVIS VENTURE VALUE VIP

A Message from the President of DWS Variable Series II

________________________, 2009

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Davis Venture Value VIP (“Davis Venture Value”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Davis Venture Value to DWS Large Cap Value VIP (“Large Cap Value”), in exchange for shares of Large Cap Value and the assumption by Large Cap Value of all the liabilities of Davis Venture Value, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Davis Venture Value in complete liquidation and termination of Davis Venture Value.

DWS Investments has proposed the merger of Davis Venture Value into Large Cap Value because it believes the proposed merger is in the best interest of Davis Venture Value for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Davis Venture Value currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. The Board of Trustees of DWS Variable Series II has unanimously approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Davis Venture Value’s participation in the proposed merger would be in the best interest of Davis Venture Value and would not dilute the interests of existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•          A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•          A Prospectus/Proxy Statement, which provides detailed information on Large Cap Value, the specific proposal that will be considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete,

sign, date and return the enclosed voting instruction form, or record your voting instructions by telephone or on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., DWS Davis Venture Value VIP’s information agent, at 1-866-963-6127 or contact your insurance company. Thank you for your continued support of DWS Investments.

Sincerely yours, /s/Michael Clark Michael Clark President DWS Variable Series II

DWS DAVIS VENTURE VALUE VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the meeting.

To the Shareholders of DWS Davis Venture Value VIP (“Davis Venture Value”):

A Special Meeting of Shareholders of Davis Venture Value will be held April 9, 2009 at 2:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Davis Venture Value to DWS Large Cap Value VIP (“Large Cap Value”), in exchange for shares of Large Cap Value and the assumption by Large Cap Value of all the liabilities of Davis Venture Value, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Davis Venture Value in complete liquidation and termination of Davis Venture Value.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Davis Venture Value at the close of business on February 10, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting to a designated time and place, without notice with respect to the proposal to be considered, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and, in that case, any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders with notice to the shareholders entitled to vote at the Meeting.

By order of the Board of Trustees /s/ John Millette John Millette Secretary
_________________________________, 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE VOTING INSTRUCTION FORM, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction forms properly.

1.         Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2.         Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3.         All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS INVESTED IN DWS DAVIS VENTURE VALUE VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. A voting instruction form is, in essence, a ballot. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Davis Venture Value VIP. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your contract in accordance with the Board’s recommendation on page ____. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your voting instruction form and return it by mail, or record your voting instructions by telephone or through the Internet. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form. If you have any questions, please call Computershare Fund Services, Inc., DWS Davis Venture Value VIP’s information agent, at the special toll-free number we have set up for you 1-866-963-6127 or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

_____________________, 2009

Acquisition of the assets of:	By and in exchange for shares of:
DWS Davis Venture Value VIP, a series of DWS Variable Series II 345 Park Avenue New York, NY 10154 800-778-1482	DWS Large Cap Value VIP, a series of DWS Variable Series II 345 Park Avenue New York, NY 10154 800-778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Davis Venture Value VIP (“Davis Venture Value”) into DWS Large Cap Value VIP (“Large Cap Value”). Davis Venture Value and Large Cap Value are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Davis Venture Value will receive a number of full and fractional shares of the corresponding class of Large Cap Value equal in aggregate value as of the Valuation Time (as defined below on page _____) to the aggregate value of such shareholder’s Davis Venture Value shares.

Shares of Davis Venture Value are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Davis Venture Value as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Davis Venture Value. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Davis Venture Value. All persons entitled to direct the voting of shares of Davis Venture Value, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement is being mailed on or about __________, 2009. It explains concisely what you should know before voting on the matter described herein or investing in Large Cap Value, a series of DWS Variable Series II, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)

the prospectus of Large Cap Value and Davis Venture Value dated May 1, 2008, as supplemented from time to time, for Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)

the prospectus of Large Cap Value and Davis Venture Value dated May 1, 2008, as supplemented from time to time, for Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the statement of additional information of Davis Venture Value dated May 1, 2008, as supplemented from time to time, for Class A and B shares;
(iv)	the statement of additional information relating to the proposed merger, dated __________ 2009 (the “Merger SAI”); and
(v)	the audited financial statements and related independent registered public accounting firm’s report for Davis Venture Value contained in the Annual Report for the fiscal year ended December 31, 2008.

No other parts of Davis Venture Value’s Annual Report are incorporated by reference herein.

The financial highlights for Large Cap Value contained in the Annual Report to shareholders for the period ended December 31, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Davis Venture Value, shares of Large Cap Value are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Davis Venture Value’s information agent, at 1-866-963-6127, or contact your insurance company.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I.    SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of DWS Variable Series II (the “Trust”), of which Davis Venture Value is a series, is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which are referred to herein as a merger of Davis Venture Value into Large Cap Value. If approved by shareholders, all of the assets of Davis Venture Value will be transferred to Large Cap Value solely in exchange for the issuance and delivery to Davis Venture Value of shares of Large Cap Value (“Merger Shares”) with an aggregate value equal to the value of Davis Venture Value’s assets net of liabilities and for the assumption by Large Cap Value of all the liabilities of Davis Venture Value. All Merger Shares delivered to Davis Venture Value will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Davis Venture Value will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my investment in Davis Venture Value as a result of the merger?

Your investment in Davis Venture Value will, in effect, be exchanged on a federal income tax-free basis for an investment in the same class of Large Cap Value with an equal aggregate net asset value as of the Valuation Time (as defined below on page ___).

3.	Why has the Board of the Trust recommended that shareholders approve the merger?

DWS Investments advised the Board that it believes the proposed merger is in the best interest of Davis Venture Value for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Davis Venture Value currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. If the merger is approved by shareholders of Davis Venture Value, DWS Investments expects that a significant portion of Davis Venture Value’s holdings will be liquidated and the proceeds reinvested in other securities so that at the time of the merger, Davis Venture Value’s portfolio will conform more closely to Large Cap Value’s investment objective, policies, restrictions and strategies. In determining to recommend that shareholders of Davis Venture Value approve the merger, the Board considered, among others, the following factors:

•	The compatibility of Davis Venture Value’s and Large Cap Value’s investment strategies.
•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees currently paid by Davis Venture Value.
•	The estimated total operating expense ratio of each class of the combined fund is expected to be lower than the current operating expense ratio of each corresponding class of Davis Venture Value.

The Board has concluded that: (1) the merger is in the best interest of Davis Venture Value and (2) the interests of the existing shareholders of Davis Venture Value will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page____) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. Davis Venture Value seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company’s true worth. The Fund may also invest in foreign companies and U.S. companies with smaller market capitalizations. Although it is not a principal investment strategy for the Fund, Davis Venture Value is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. As a temporary defensive measure, the Fund could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

Large Cap Value seeks to achieve a high rate of total return. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000® Value Index (as of December 31, 2008, the Russell 1000® Value Index had a median market capitalization of $_____ billion) and that the portfolio manager believes are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. Although the Fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, the Fund may invest more than 25% of total assets in a single sector. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. Although it is not a principal investment strategy for the Fund, Large Cap Value is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, The Fund may use futures, currency options and forward currency transactions. As a temporary defensive measure, the Fund could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers. Please also see Part II – Investment Strategies and Risk Factors – below for a more detailed comparison of the Funds’ investment policies and restrictions.

While DWS Investments believes that Large Cap Value should provide a comparable investment opportunity for shareholders of Davis Venture Value, there are a number of significant differences in the portfolios of each Fund. DWS Investments has estimated that approximately 85% of the portfolio of Davis Venture Value will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Large Cap Value’s investment objective, policies, restrictions and strategies.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of December 31, 2008, and DWS Investments’ estimation of the portfolio composition of Large Cap Value assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Davis Venture Value	Large Cap Value	Large Cap Value—Estimated (assuming consummation of merger)(1)
Consumer Discretionary	14%	3%	7%
Consumer Staples	11%	9%	13%
Energy	17%	17%	18%
Financials	30%	14%	22%
Health Care	5%	14%	10%
Industrials	10%	10%	8%
Information Technology	7%	9%	9%
Materials	6%	6%	5%
Telecommunication Services	–	7%	2%
Utilities	–	11%	6%
Total	100.0%	100.0%	100.0%

_______________

(1)

Reflects DWS Investments’ estimation of the portfolio composition of Large Cap Value subsequent to the merger, taking into account that prior to the merger, a significant portion of the portfolio of Davis Venture Value will be liquidated and proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Large Cap Value. There can be no assurance as to actual portfolio composition of Large Cap Value subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the expenses that each of the Funds incurred for the 12-month period ended December 31, 2008 and the pro forma estimated expense ratios of Large Cap Value assuming consummation of the merger as of that date.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Davis Venture Value. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Re-imbursements	Net Annual Fund Operating Expenses
Davis Venture Value
Class A	0.86%	0.00%	0.21%(1)	1.07%	(0.19%)(2)	0.88%
Class B	0.86%	0.25%	0.42%(1)	1.53%	(0.25%)(2)	1.28%
Large Cap Value
Class A	0.65%	0.00%	0.22%(1)	0.87%	0.00%	0.87%
Class B	0.65%	0.25%	0.38%(1)	1.28%	(0.03%) (3)	1.25%
Large Cap Value (Pro forma combined)(5)
Class A	0.65%	0.00%	0.21%(1)(6)	0.86%	0.00%(4)	0.86%
Class B	0.65%	0.25%	0.25%(1)(6)	1.15%	0.00%(3)	1.15%

_______________

(1)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(2)

Through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Davis Venture Value to the extent necessary to maintain Davis Venture Value’s total operating expenses at 0.88% and 1.28% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(3)

Through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Large Cap Value to the extent necessary to maintain Large Cap Value’s total operating expenses at 1.25% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(4)

Contingent upon effectuation of the merger, through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Large Cap Value to the extent necessary to maintain Large Cap Value’s total operating expenses at 0.88% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(5)	Pro forma expenses do not include the expenses expected to be borne by Davis Venture Value in connection with the merger. See pages ___ and ___ for additional information on these fees.
(6)	Other expenses are estimated, accounting for the effect of the merger.

Examples

These examples translate the expenses shown in the preceding table (including one year of capped expenses in each period) into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown, reinvest all dividends and distributions and sell your shares at the end of each period. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Davis Venture Value
Class A	$90	$321	$572	$1,289
Class B	$130	$459	$811	$1,802
Large Cap Value
Class A	$89	$278	$482	$1,073
Class B	$127	$403	$699	$1,543
Large Cap Value (Pro forma combined)
Class A	$88	$274	$477	$1,061
Class B	$117	$365	$633	$1,398

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of December 31, 2008, Large Cap Value and Davis Venture Value had net assets of $118,236,528 and $131,792,379, respectively.

The fee schedule for each Fund is as follows:

Large Cap Value (Pre- and Post Merger)		Davis Venture Value
First $250 million	0.650%	First $250 million	0.865%
Next $750 million	0.625%	Next $250 million	0.840%
Next $1.5 billion	0.600%	Next $500 million	0.815%
Next $2.5 billion	0.575%	Next $1.5 billion	0.790%
Next $2.5 billion	0.550%	Thereafter	0.765%
Next $2.5 billion	0.525%
Next 2.5 billion	0.500%
Thereafter	0.475%

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Davis Venture Value or its shareholders as a direct result of the merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing and redeeming shares of the two Funds differ?

No.  The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or electronically by an authorized employee of a Participating Insurance Company. No fee is charged to separate accounts as shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Large Cap Value they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Davis Venture Value.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Large Cap Value will equal the total value of your investment in Davis Venture Value as of the Valuation Time (as defined on page _____). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Davis Venture Value entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interest of Davis Venture Value. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II.  INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Large Cap Value, and how do they compare with those of Davis Venture Value?

Objectives and Strategies. Large Cap Value seeks to achieve a high rate of total return. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000® Value Index (as of December 31, 2008, the Russell 1000® Value Index had a median market capitalization of $_____ billion) and that the portfolio manager believes are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio manager intends to invest primarily in companies whose market capitalizations fall within the normal range of the index. Although the Fund can invest in stocks of any economic sector (which is comprised of two or more industries), it may invest more than 25% of total assets in a single sector. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The Fund may invest up to 20% of total assets in foreign securities.

Davis Venture Value seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Fund may also invest in foreign companies and U.S. companies with smaller market capitalizations.

The Funds use different investment processes. For Large Cap Value, the portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The portfolio manager then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The portfolio manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The portfolio manager will normally sell a stock when it believes the stock’s price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

For Davis Venture Value, the portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates may compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. The portfolio managers consider selling a company if they believe the stock market’s price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Other Investments. Each Fund is permitted, but is not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. Each Fund may use derivatives in circumstances where the Advisor believes they offer economical means of gaining exposure to a particular asset class or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, Large Cap Value may use futures, currency options and forward currency transactions.

Securities Lending. Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies. Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objectives without seeking shareholder approval. For Large Cap Value, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the Fund’s 80% investment policy.

As a temporary defensive measure, each Fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objectives. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

DWS Investments believes that Large Cap Value should provide a comparable investment opportunity for shareholders of Davis Venture Value.

Primary Risks. As with any investment, you may lose money by investing in Large Cap Value. Certain risks associated with an investment in Large Cap Value are summarized below. Subject to certain exceptions, the risks of an investment in Large Cap Value are similar to the risks of an investment in Davis Venture Value. More detailed descriptions of the risks associated with an investment in Large Cap Value can be found in Large Cap Value’s prospectuses and SAI.

The value of your investment in Large Cap Value will change with changes in the values of the investments held by Large Cap Value. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Large Cap Value’s investments as a whole.

Stock Market Risk. The Fund is affected by how the stock market performs. To the extent Large Cap Value invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Large Cap Value makes and Large Cap Value may not be able to get attractive prices for them. An investment in Davis Venture Value is also subject to this risk.

Value Investing Risk. At times, “value” investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Davis Venture Value is also subject to this risk.

Industry Risk. While Large Cap Value does not concentrate in any industry or sector, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Davis Venture Value is also subject to this risk.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Large Cap Value will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Large Cap Value. The use of derivatives by Large Cap Value to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Davis Venture Value is also subject to this risk.

Securities Lending Risk. Any loss in the market price of securities loaned by Large Cap Value that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Large Cap Value’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Davis Venture Value is also subject to this risk.

Pricing Risk. At times, market conditions may make it difficult to value some investments, and Large Cap Value may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If Large Cap Value has valued its securities too highly, you may pay too much for Large Cap Value shares when you buy into Large Cap Value. If Large Cap Value has underestimated the price of its securities, you may not receive the full market value when you sell your Large Cap Value shares.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in Large Cap Value’s portfolio may decline in value. An investment in Davis Venture Value is also subject to this risk.

Foreign Investment Risk. To the extent Large Cap Value has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of Large Cap Value’s investments or prevent Large Cap Value from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent Large Cap Value invests in emerging markets, it takes on greater risks. The currency of a country in which Large Cap Value has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of Large Cap Value may be subject to foreign withholding taxes. An investment in Davis Venture Value is subject to similar risk.

Other factors that could affect the performance of Large Cap Value include:

•	portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

Performance Information. The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both the Funds and the broad-based market indices vary over time. All figures assume reinvestment of dividends and distributions.

Calendar Year Total Returns (%)

Large Cap Value – Class A Shares

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003	Worst Quarter: -22.50%, Q4 2008

Davis Venture Value – Class A Shares

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003	Worst Quarter: -25.05, Q4 2008

Average Annual Total Returns

(for period ended December 31, 2008)

	Past 1 year	Past 5 years	Past 10 Years
Large Cap Value
Class A	-36.40%	1.39%	1.10%
Class B	-36.64%	-1.77%	0.78%
Russell 1000 Value Index (reflects no deductions for fees or expenses)	-36.85%	-0.79%	1.36%

_______________

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

	Past 1 year	Past 5 years	Since Inception*
Davis Venture Value
Class A	-40.23%	2.54%	1.18%
Class B	-40.78%	-3.01%	-1.58%
Russell 1000 Value Index (reflects no deductions for fees or expenses)	-36.85%	-0.79%	0.12%

_______________

*	Inception date for the Fund was May 1, 2001. Index comparison begins on April 30, 2001.

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell® 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your insurance company or 1-800-778-1482.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Manager. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”), and, within the U.S. represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Large Cap Value. The subadvisor for Large Cap Value is Deutsche Asset Management International GmbH (“DeAMI”), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMI renders investment advisory and management services to the Fund. DeAMI is an investment advisor registered with the SEC and currently manages institutional accounts and investment companies. DeAMI is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMI out of the management fee it receives from the Fund.

The following individual handles the day-to-day management of Large Cap Value:

Thomas Schuessler, PhD, is the Portfolio Manager for Large Cap Value. Dr. Schuessler is a Managing Director of Deutsche Asset Management. He joined Deutsche Asset Management in 2001 after five years at Deutsche Bank, and began managing Large Cap Value in 2007.

Large Cap Value’s statement of additional information provides additional information about the portfolio manager’s investments in the Fund, a description of the Fund’s compensation structure and information regarding other accounts the portfolio manager manages.

Davis Venture Value. The subadvisor for Davis Venture Value is Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected Advisers is an investment advisor registered with the SEC and currently serves as investment advisor to all of the Davis Funds and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DIMA compensates Davis Selected Advisers out of the management fee it receives from the Fund. The Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each portfolio manger on the team has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The following individuals handle the day-to-day management of Davis Venture Value:

Christopher C. Davis is a Portfolio Manager for Davis Venture Value. Mr. Davis is Chairman of Davis Selected Advisers, L.P., and manages several funds advised by the firm. Mr. Davis began his investment career and joined Davis Selected Advisers in 1988. He has managed Davis Venture Value since its inception.

Kenneth Charles Feinberg is a Portfolio Manager for Davis Venture Value. Mr. Feinberg manages several funds advised by Davis Selected Advisers, L.P. Mr. Feinberg began his investment career in 1987 and joined Davis Selected Advisers in 1994 a s a research analyst. He has managed Davis Venture Value since its inception.

Davis Venture Value’s statement of additional information provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

Distribution and Service Fees. Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A and Class B shares of Large Cap Value and Davis Venture Value, and acts as the agent of each Fund in the continuous offering of its shares. Large Cap Value has adopted a distribution and/or service plan on behalf of the Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the corresponding distribution and/or service plan for Davis Venture Value’s Class B shares. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of investment and may cost more than other types of investments.

Class B shares of each Fund have a 12b-1 plan, under which a fee of up to 0.25% is deducted from class assets each year.

Trustees and Officers. The Trustees overseeing Large Cap Value are the same as the Trustees who oversee Davis Venture Value: Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of Large Cap Value are also the same as those of Davis Venture Value.

Independent Registered Public Accounting Firm (“Auditor”). Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm to each Fund. Ernst & Young LLP audits and reports on each Fund’s annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each Fund.

Charter Documents.

Each Fund is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Funds are governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Declaration of Trust”). Additional information about the Declaration of Trust is provided below.

Shares. The Trustees of the Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees of the Trust also may authorize the division of shares of each Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in each Fund’s prospectuses. Each share has equal rights with each other share of the same class of each Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of the Trust may also terminate each Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings. Each Fund generally is not required to hold meetings of its shareholders. However, shareholder meetings for each Fund will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust, as amended; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders of each Fund also vote upon changes in fundamental investment policies or restrictions for their Fund.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of their Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by each Fund’s Trustees or officers. Moreover, the Declaration of Trust provides for indemnification out of a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Trustee Liability. The Declaration of Trust for the Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Election and Term of Trustees. Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares of the Trust, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares of the Trust, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Large Cap Value and Davis Venture Value and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of Davis Venture Value are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Davis Venture Value and Large Cap Value (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Davis Venture Value to Large Cap Value in exchange for the assumption by Large Cap Value of all the liabilities of Davis Venture Value and for the issuance and delivery of Merger Shares to Davis Venture Value equal in aggregate value to the net value of the assets transferred to Large Cap Value.

After receipt of the Merger Shares, Davis Venture Value will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Davis Venture Value, and the legal existence of Davis Venture Value as a series of the Trust will be terminated. Each shareholder of Davis Venture Value will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page ___) to, the aggregate value of the shareholder’s Davis Venture Value shares. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Davis Venture Value separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Davis Venture Value under an existing Contract will, following the merger, be allocated to Large Cap Value.

Prior to the date of the merger, Davis Venture Value will sell all investments that are not consistent with the current investment objective, policies, restrictions and investment strategies of Large Cap Value, if any, and make such other changes to reposition the investment portfolio in preparation for the merger. In addition, prior to the merger, Davis Venture Value will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Davis Venture Value through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Davis Venture Value entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting. In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Merger. DWS Investments proposed the merger to the Board in November 2008 as part of an ongoing effort to consolidate overlapping products and realize the ongoing benefits to shareholders of a consolidated product line up, such as greater support from product management, marketing and sales. DWS Investments advised the Board that a merger of Davis Venture Value into Large Cap Value would provide shareholders with the opportunity to invest in a larger fund with better performance than Davis Venture Value currently has, lower management fees, a lower total operating expense ratio and a similar investment approach to that employed by Davis Venture Value.

The Trustees conducted a thorough review of the potential implications of the merger on Davis Venture Value and its shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On January 20, 2009, the Trustees of Davis Venture Value, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of Davis Venture Value into Large Cap Value. The Trustees have also unanimously determined to recommend that the merger be approved by Davis Venture Value’s shareholders.

In determining to recommend that the shareholders of Davis Venture Value approve the merger, the Trustees considered, among other factors:

•

The compatibility of Davis Venture Value’s and Large Cap Value’sinvestment objectives, policies, restrictions and portfolios, and that the merger would permit the shareholders of Davis Venture Value to pursue similar investment goals, relative to other DWS VIP funds, in a larger fund;

•

The investment advisory fee schedules for Davis Venture Value and Large Cap Value, and, in particular, that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Davis Venture Value;

•

The operating expense ratios of Davis Venture Value and Large Cap Value, including a comparison between the expenses of Davis Venture Value and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratios of Class A and Class B shares of the combined fund was expected to be lower than the current total operating expenses ratios of the corresponding classes of Davis Venture Value;

•

DIMA’s commitment to cap the expenses to be incurred by Davis Venture Value in connection with the merger. More specifically, DIMA has agreed to bear expenses incurred by Davis Venture Value in connection with the merger, including certain transaction costs, to the extent that such expenses exceed the expected cost savings to be realized by Davis Venture Value during the one-year period following the merger. (See “Agreement and Plan of Reorganization” below for further information regarding this cap.);

•	The merger would provide a continuity of investment within the DWS fund family for shareholders of Davis Venture Value;
•	The merger would not result in the dilution of the interests of Davis Venture Value shareholders and that the terms and conditions of the Agreement were fair and reasonable;
•	Services available to shareholders of Davis Venture Value and Large Cap Value are substantially similar on a class-level basis;
•	The investment performance of Davis Venture Value and Large Cap Value;
•	Prospects for the combined fund to attract additional assets, including that Large Cap Value is open to broader distribution, which may result in future economies of scale; and
•	The federal income tax consequences of the merger on Davis Venture Value and its shareholders.

Based on all of the foregoing, the Trustees of the Trust concluded that Davis Venture Value’s participation in the merger would be in the best interest of Davis Venture Value and would not dilute the interests of Davis Venture Value’s existing shareholders. The Board of Trustees of the Trust, including all of the Independent Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Large Cap Value will acquire all of the assets of Davis Venture Value solely in exchange for the assumption by Large Cap Value of all the liabilities of Davis Venture Value and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 17, 2009, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Davis Venture Value will transfer all of its assets to Large Cap Value, and in exchange, Large Cap Value will assume all the liabilities of Davis Venture Value and deliver to Davis Venture Value a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Davis Venture Value attributable to shares of the corresponding class of Davis Venture Value, less the value of the liabilities of Davis Venture Value assumed by Large Cap Value attributable to shares of such class of Davis Venture Value. Immediately following the transfer of assets on the Exchange Date, Davis Venture Value will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Davis Venture Value, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Davis Venture Value. As a result of the proposed transaction, each shareholder of Davis Venture Value will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Davis Venture Value shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Large Cap Value in the name of such Davis Venture Value shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Large Cap Value and Davis Venture Value, (ii) by either party if the merger shall not be consummated by July 31, 2009 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of Davis Venture Value approve the merger, Davis Venture Value agrees to coordinate its portfolio with Large Cap Value’s portfolio from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Davis Venture Value are added to the portfolio of Large Cap Value, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Large Cap Value. DWS Investments has represented that it expects that a significant portion of Davis Venture Value’s holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, Davis Venture Value’s portfolio will conform more closely to Large Cap Value’s investment objective, policies, restrictions and strategies. DWS Investments has estimated that transaction costs in connection with the repositioning of Davis Venture Value’s portfolio will be approximately $320,000. Davis Venture Value will bear these transaction costs, subject to the cap described below.

The transaction costs described above and all other fees and expenses, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any), and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by Davis Venture Value, subject to the cap described below. The one time merger costs are expected to be approximately $143,000, which includes the cost of proxy solicitation and legal costs. DIMA has agreed to pay the one-time merger costs, including the cost of solicitation, and the transaction costs described above, to the extent these costs exceed the estimated total one-year economic benefit to Davis Venture Value from the proposed merger, calculated as of the merger date. As of January 5, 2009, the estimated one-year benefit to Davis Venture Value is $28,000. The final estimates will be calculated immediately prior to the merger.

Description of the Merger Shares. Merger Shares will be issued to separate accounts as shareholders of Davis Venture Value in accordance with the Agreement as described above. The Merger Shares are Class A and Class B shares of Large Cap Value. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Davis Venture Value. Merger Shares will be treated as having been purchased on the date a separate account as shareholder purchased its Davis Venture Value shares and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Large Cap Value prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

The acquisition by Large Cap Value of all of the assets of Davis Venture Value solely in exchange for Merger Shares and the assumption by Large Cap Value of all of the liabilities of Davis Venture Value, followed by the distribution by Davis Venture Value to separate accounts as shareholders of Merger Shares in complete liquidation of Davis Venture Value, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Davis Venture Value and Large Cap Value will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Under Sections 361 and 357(a) of the Code, Davis Venture Value will not recognize gain or loss upon the transfer of its assets to Large Cap Value in exchange for Merger Shares and the assumption of Davis Venture Value’s liabilities by Large Cap Value, and Davis Venture Value will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Davis Venture Value.

Under Section 354 of the Code, separate accounts as shareholders of Davis Venture Value will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Davis Venture Value shares.

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as a shareholder of Davis Venture Value will be the same as the aggregate basis of Davis Venture Value shares exchanged therefor.

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as a shareholder of Davis Venture Value will include the holding period of the Davis Venture Value shares exchanged therefor, provided that such separate account as a shareholder of Davis Venture Value held the Davis Venture Value shares at the time of the reorganization as a capital asset.

Under Section 1032 of the Code, Large Cap Value will not recognize gain or loss upon the receipt of the assets of Davis Venture Value in exchange for Merger Shares and the assumption by Large Cap Value of all the liabilities of Davis Venture Value.

Under Section 362(b) of the Code, the basis of the assets of Davis Venture Value transferred to Large Cap Value in the reorganization will be the same in the hands of Large Cap Value as the basis of such assets in the hands of Davis Venture Value immediately prior to the transfer.

Under Section 1223(2) of the Code, the holding periods of the assets of Davis Venture Value transferred to Large Cap Value in the reorganization in the hands of Large Cap Value will include the periods during which such assets were held by Davis Venture Value.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated a s a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of December 31, 2008, and of Large Cap Value on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	DWS Large Cap Value VIP	DWS Davis Venture Value VIP	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A	$117,944,245	$131,579,381	(27,955)	$249,495,671
Class B	$292,283	$212,998	(45)	$505,236
Total Net assets	$118,236,528	$131,792,379	(28,000)	$250,000,907
Shares outstanding
Class A	13,220,277	17,516,923	(2,769,005)	27,968,195
Class B	32,776	28,559	(4,685)	56,650
Net Asset Value per share
Class A	$8.92	$7.51	—	$8.92
Class B	$8.92	$7.46	—	$8.92

_______________

(1)

Assumes the merger had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of Large Cap Value will be received by the shareholders of Davis Venture Value on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Large Cap Value that actually will be received on or after such date.

(2)	Pro Forma adjustments include estimated one time merger costs of $28,000, which are to be borne by Davis Venture Value.

The Trustees of the Trust, a majority of whom are independent Trustees, unanimously recommend approval of the merger.

V.  INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Davis Venture Value into Large Cap Value and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the special meeting of Davis Venture Value shareholders (the “Meeting”). The Meeting is to be held on April 9, 2009 at 2:00 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed voting instruction form are being mailed to shareholders on or about ____________, 2009.

As of February 10, 2009, Davis Venture Value had the following shares outstanding:

Share Class	Number of Shares
Class A
Class B

Only shareholders of record on February 10, 2009 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from Davis Venture Value’s shareholders by the Trustees of the Trust for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Davis Venture Value entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation. Shareholders of record of Davis Venture Value at the close of business on February 10, 2009 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least thirty percent (30%) of the shares of Davis Venture Value outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Davis Venture Value as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will therefore have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership. As of February 10, 2009, the officers and Trustees of the Trust as a group beneficially owned [less than 1% of the outstanding shares] of Davis Venture Value and of Large Cap Value. To the best of the knowledge of Davis Venture Value, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Davis Venture Value as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Large Cap Value, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Large Cap Value as of February 10, 2009:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies. As discussed above, shares of Davis Venture Value are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Davis Venture Value are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Davis Venture Value held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Davis Venture Value held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Davis Venture Value for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from Participating Insurance Companies and the actual shareholders of Davis Venture Value. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Davis Venture Value, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $1,750. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your voting instruction form for telephone touch-tone voting and Internet voting. Investors will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Investors who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-963-6127. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Davis Venture Value, including any additional solicitation made by letter, telephone or telegraph, will be paid by Davis Venture Value (subject to the cap described above).

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment and Postponement. Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ☐ day of [ ], 2009, by and among DWS Variable Series II, a Massachusetts business trust (the “Trust”), on behalf of DWS Davis Venture Value VIP, a separate series of the Trust (the “Acquired Fund”), and on behalf of DWS Large Cap Value VIP, also a separate series of the Trust (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund,” and collectively, the “Funds”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1       Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Trustees of the Trust (the “Trustees”) relating to the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2       The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3       The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4       On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5       Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statements of additional information.

1.7       Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8       All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1       The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust, as amended, and the

Acquiring Fund’s then-current prospectuses or statements of additional information, copies of which have been delivered to the Acquired Fund.

2.2       The net asset value of a Class A or Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A or Class B Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A or Class B shares, as applicable, shall be equal to the net asset value of one Class B or Class A share, respectively, of the Acquiring Fund.

2.3       The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4       All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1       The Closing of the transactions contemplated by this Agreement shall be April 20, 2009, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Funds, or at such other place and time as the parties may agree.

3.2       The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3       State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4       DWS Investments Service Company (“DWS-ISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding

Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5       In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Trustees, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6       The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Trustees relating to the Acquired Fund.

4.	Representations and Warranties

4.1       The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)       The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)       The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, (i) in violation of Massachusetts law or of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2007, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)       Since December 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)       At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain, as such terms are defined in the Code, that has accrued through the Closing Date;

(j)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k)       At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)      The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)       The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)       The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the

Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2       The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)       The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, (i) in violation of Massachusetts law or of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2007, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)       Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)       At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)        For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)        At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)       The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)       The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

The Trust on behalf of each Fund covenants as follows:

5.1       The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2       Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3       The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2009.

5.4       The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5       The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6       Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7       Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8       The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9       The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10     The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.11     As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and will completely liquidate.

5.12     The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13     The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14     At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15     The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions or strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2       The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3       The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)        the Trust has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(b)       the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)       the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust, as amended, or By-laws, as amended; and

(e)        to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of the Trust.

6.4       The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5       The Trust shall have entered into an expense cap agreement with DIMA effectively limiting the expenses of Class A shares of the Acquiring Fund to 0.88%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period commencing on the Closing Date and ending on September 30, 2009, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1       All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and,

except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2       The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Trust.

7.3       The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4       The Acquiring Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)        the Trust has been formed and is a business trust legally existing under the laws of the Commonwealth of Massachusetts;

(b)       the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)       the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust, as amended, or By-laws, as amended; and

(e)        to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of the Trust.

7.5       The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the Trust on behalf of the applicable Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to the Trust on behalf of each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1       The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Trust or any of the Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2       The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Trust or any of the Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1     The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2     Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, as designated by the Acquiring Fund, in anticipation of the Reorganization. DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, to the extent that such expenses exceed the estimated total one year benefit of the Reorganization to the Acquired Fund, as calculated on the Closing Date.

11.	Entire Agreement

The Trust on behalf of the Acquiring Fund and the Acquired Fund agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the Trust on behalf of both Funds, or (ii) by the Trust on behalf of either Fund if the Closing shall not have occurred on or before July 31, 2009, unless such date is extended by the Trust on behalf of both Funds, or (iii) by the Trust on behalf of either Fund if the other Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of the Trust or the Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Trust on behalf of the Acquired Fund and any authorized officer of the Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust, 345 Park Avenue, New York, NY 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1     The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but bind only the respective property of the Funds, as provided in the Trust’s Amended and Restated Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trustees, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of the Trust acting as such, and neither such authorization by the Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the Trust has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: _______________________________________ Secretary	DWS VARIABLE SERIES II, on behalf of DWS Davis Venture Value VIP _____________________________________ By: ________________________________ Its: ________________________________
Attest: _______________________________________ Secretary	DWS VARIABLE SERIES II, on behalf of DWS Large Cap Value VIP By: ________________________________ Its: ________________________________

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

_______________________________________
By: ___________________________________
Its: ___________________________________

_______________________________________ By: ___________________________________ Its: ___________________________________

EXHIBIT B

FINANCIAL HIGHLIGHTS

I. SYNOPSIS

II. INVESTMENT STRATEGIES AND RISK FACTORS
III. OTHER INFORMATION ABOUT THE FUNDS
IV. INFORMATION ABOUT THE PROPOSED MERGER
V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING
Exhibit A	Form of Agreement and Plan of Reorganization
Exhibit B	Financial Highlights

For more information, please call your Fund’s information agent, Computershare Fund Services, Inc., at 1-866-963-6127 or contact your insurance company.

[DWS INVESTMENTS LOGO]	DWS DAVIS VENTURE VALUE VIP DWS VARIABLE SERIES II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 2:00 p.m., Eastern time, on April 9, 2009	PROXY CARD
280 Oser Avenue Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) J. Christopher Jackson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: _________________

______________         ________________

______________         ________________

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

_____________________________________

Signature(s) (Title(s), if applicable)

_____________________________________

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

[GRAPHIC OMITTED]	[GRAPHIC OMITTED]	[GRAPHIC OMITTED]	[GRAPHIC OMITTED]
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call _____________ Follow the recorded Instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on April 9, 2009

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: |__]                                             VOTE ON PROPOSAL:

1.     Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Davis Venture Value VIP ("Davis Venture Value") to DWS Large Cap Value VIP (“Large Cap Value”), in exchange for shares of Large Cap Value and the assumption by Large Cap Value of all the liabilities of Davis Venture Value, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Davis Venture Value in complete liquidation and termination of Davis Venture Value.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

FOR AGAINST ABSTAIN |___| |___| |___|

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

                             DWS VARIABLE SERIES II

          SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF
                             THE LISTED PORTFOLIOS:

                                -----------------

                          DWS Janus Growth & Income VIP
                           DWS Davis Venture Value VIP

The Board of each portfolio noted above has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each portfolio, to effect the following portfolio mergers:

--------------------------------------------------------------------------------
Acquired Portfolios              Acquiring Portfolios
--------------------------------------------------------------------------------
DWS Janus Growth & Income VIP    DWS Variable Series I: DWS Capital Growth VIP
--------------------------------------------------------------------------------
DWS Davis Venture Value VIP      DWS Variable Series II: DWS Large Cap Value VIP
--------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by a portfolio's Board and approval by shareholders of the Acquired
Portfolios at a shareholder meeting expected to be held on or about the first quarter of 2009. Prior to the shareholder meeting, you and your insurance company will receive: (i) a proxy statement/prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; and (ii) a prospectus for the applicable Acquiring
Portfolio. You will also receive a voting instruction form and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives your voting instructions.

               Please Retain This Supplement for Future Reference

December 1, 2008
st-VS_merger

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                        OF EACH OF THE LISTED PORTFOLIOS:

================================================================================

DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP

================================================================================

 DWS Variable Series I

 DWS Bond VIP
 DWS Capital Growth VIP
 DWS Global Opportunities VIP
 DWS Growth & Income VIP
 DWS Health Care VIP
 DWS International VIP
================================================================================

 DWS Variable Series II

 DWS Balanced VIP                         DWS International Select Equity VIP
 DWS Blue Chip VIP                        DWS Janus Growth & Income VIP
 DWS Conservative Allocation VIP          DWS Large Cap Value VIP
 DWS Core Fixed Income VIP                DWS Mid Cap Growth VIP
 DWS Davis Venture Value VIP              DWS Moderate Allocation VIP
 DWS Dreman High Return Equity VIP        DWS Money Market VIP
 DWS Dreman Small Mid Cap Value VIP       DWS Small Cap Growth VIP
 DWS Global Thematic VIP                  DWS Strategic Income VIP
 DWS Government & Agency Securities VIP   DWS Technology VIP
 DWS Growth Allocation VIP                DWS Turner Mid Cap Growth VIP
 DWS High Income VIP

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each portfolio's prospectuses:

A complete list of each portfolio's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month.
More frequent postings of portfolio holdings may be made from time to time on
www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
VS-3614

                                  MAY 1, 2008

                                   PROSPECTUS

                             DWS VARIABLE SERIES II

                                    CLASS A

DWS BALANCED VIP

DWS BLUE CHIP VIP

DWS CORE FIXED INCOME VIP

DWS DAVIS VENTURE VALUE VIP

DWS DREMAN HIGH RETURN EQUITY VIP

DWS DREMAN SMALL MID CAP VALUE VIP

DWS GLOBAL THEMATIC VIP

DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP

DWS INTERNATIONAL SELECT EQUITY VIP

DWS JANUS GROWTH & INCOME VIP

DWS LARGE CAP VALUE VIP

DWS MID CAP GROWTH VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS STRATEGIC INCOME VIP

DWS TECHNOLOGY VIP

DWS TURNER MID CAP GROWTH VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

HOW EACH PORTFOLIO WORKS

  3        DWS Balanced VIP
 12        DWS Blue Chip VIP
 18        DWS Core Fixed Income VIP
 25        DWS Davis Venture Value VIP
 31        DWS Dreman High Return
           Equity VIP
 38        DWS Dreman Small Mid Cap
           Value VIP
 45        DWS Global Thematic VIP
 53        DWS Government & Agency
           Securities VIP
 60        DWS High Income VIP
 67        DWS International Select Equity
           VIP
 74        DWS Janus Growth & Income
           VIP

 80        DWS Large Cap Value VIP
 86        DWS Mid Cap Growth VIP
 93        DWS Money Market VIP
 99        DWS Small Cap Growth VIP
106        DWS Strategic Income VIP
114        DWS Technology VIP
121        DWS Turner Mid Cap Growth
           VIP
127        Other Policies and Risks
127        The Investment Advisor
130        Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS

134        Buying and Selling Shares
137        How each Portfolio Calculates
           Share Price
138        Distributions
138        Taxes

HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities.
Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The Advisor allocates the portfolio's assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities.
The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a team of portfolio managers that specialize in a respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP
(integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets.
The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1/3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where the portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio managers may use futures, options, forward currency transactions and swaps.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting

4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

standards for companies based in foreign markets differ from those in the US.
Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the
  Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  15.14      14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24      4.84
  1998       1999       2000       2001        2002       2003       2004      2005      2006        2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.82%, Q4 1998              WORST QUARTER: -9.91%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -5.52%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A                         4.84           8.71           4.53
Russell 1000 Index                          5.77          13.43           6.20
Russell 2000 Index                         -1.57          16.25           7.08
Standard & Poor's (S&p) 500 Index          5.49           12.83           5.91
Lehman Brothers U.S. Aggregate
Index                                      6.97            4.42           5.97
MSCI EAFE Index                           11.17           21.59           8.66
Credit Suisse High Yield Index             2.65           10.97           6.10
Merrill Lynch 3-Month US Treasury
Bill Index                                 5.03            3.07           3.77

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.36%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.16
TOTAL ANNUAL OPERATING EXPENSES                 0.52

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $53           $167           $291           $653

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

THE PORTFOLIO MANAGERS

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured
     Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Lead portfolio manager for Asset Allocation strategies: New York.
   o  Joined Deutsche Asset Management in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.
   o  Joined the portfolio in 2005.
   o  BS, MS, Moscow State University; MBA, University of Chicago Graduate
     School of Business.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o  BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business.

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2002.
   o  Head of Large Cap Growth Portfolio Selection Team.
   o  Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
   o  BBA, MBA, University of Wisconsin -
      Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Strategies: New York.
   o  Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o  Joined the portfolio in 2007.
   o  BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o  Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
     and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Quantitative Strategies: New York.
   o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
     FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
     Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

Matthias Knerr, CFA
Managing Director Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as a member of the International
     Equity team, serving as portfolio manager and investment analyst, and joined the portfolio in 2007.
   o Senior portfolio manager for International Select Equity and
     International Equity Strategies: New York.
   o Previously served as portfolio manager for the Deutsche European Equity
     Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
   o BS, Pennsylvania State University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o PhD, University of Heidelberg, studies in physics and economics at
     University of Heidelberg and University of Utah.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of
     Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US
     Treasuries and agency debt.
   o BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o BA, Bellarmine University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BALANCED VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007          2006          2005         2004         2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.46     $   22.75      $  22.37     $  21.32    $  18.66
-------------------------------------------------   --------     ---------      --------     --------    --------
Income (loss) from investment operations:
 Net investment income a                                  .74        .69d             .59          .47         .37
_________________________________________________   ________     _________      ________     ________    ________
 Net realized and unrealized gain (loss)                 .42          1.60           .34          .93        2.90
-------------------------------------------------   --------     ---------      --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       1.16          2.29           .93         1.40        3.27
-------------------------------------------------   --------     ---------      --------     --------    --------
Less distributions from:
 Net investment income                                (  .81)       (  .58)       (  .55)      (  .35)     (  .61)
_________________________________________________   ________     _________      ________     ________    ________
NET ASSET VALUE, END OF PERIOD                      $  24.81     $   24.46      $  22.75     $  22.37    $  21.32
-------------------------------------------------   --------     ---------      --------     --------    --------
Total Return (%)                                     4.84b        10.24b,d       4.30b           6.64       18.10
_________________________________________________   ________     _________      ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   528           600           653          622         667
_________________________________________________   ________     _________      ________     ________    ________
Ratio of expenses before expense reductions (%)          .52           .55           .55          .59         .59
_________________________________________________   ________     _________      ________     ________    ________
Ratio of expenses after expense reductions (%)           .51           .51           .53          .59         .59
_________________________________________________   ________     _________      ________     ________    ________
Ratio of net investment income (%)                      3.00       2.99d            2.66         2.18        1.88
_________________________________________________   ________     _________      ________     ________    ________
Portfolio turnover rate (%)                           190c             108        121c         131c        102c
-------------------------------------------------   --------     ---------      --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The portfolio turnover rate including mortgage dollar roll transactions was
    199%, 122%, 140% and 108% for the years ended
     December 31, 2007, December 31, 2005, December 31, 2004 and December 31,
2003, respectively.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%.
    Excluding this non-recurring income, total return would have been 0.10%
    lower.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BALANCED VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.52%                4.48%            $ 10,448.00           $  53.16
   2             10.25%                 0.52%                9.16%            $ 10,916.07           $  55.55
   3             15.76%                 0.52%               14.05%            $ 11,405.11           $  58.04
   4             21.55%                 0.52%               19.16%            $ 11,916.06           $  60.64
   5             27.63%                 0.52%               24.50%            $ 12,449.90           $  63.35
   6             34.01%                 0.52%               30.08%            $ 13,007.65           $  66.19
   7             40.71%                 0.52%               35.90%            $ 13,590.40           $  69.15
   8             47.75%                 0.52%               41.99%            $ 14,199.25           $  72.25
   9             55.13%                 0.52%               48.35%            $ 14,835.37           $  75.49
  10             62.89%                 0.52%               55.00%            $ 15,500.00           $  78.87
TOTAL                                                                                               $ 652.69

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

DWS BLUE CHIP VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the
S&p 500 Index (as of February 29, 2008, the S&p 500 Index had a median market capitalization of $10.8 billion) and that the portfolio managers consider to be
"blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US common stocks, it could invest up to
20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as

12   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   13

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  13.84      25.24       -7.84      -15.81      -22.11     27.25      16.04      10.06      15.65      3.50
  1998       1999       2000        2001        2002       2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.26%, Q4 1998               WORST QUARTER: -17.43%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -10.84%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A           3.50          14.23           5.30
Russell 1000 Index            5.77          13.43           6.20

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

14   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.54%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.17
TOTAL ANNUAL OPERATING EXPENSES                 0.71

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $73           $227           $395           $883

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2003.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2006.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
     and a product developer for FactSet Research.
   o Joined the portfolio in 2006.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   15

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BLUE CHIP VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  16.17     $  14.88    $ 13.65     $ 11.84     $  9.37
-------------------------------------------  --------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income a                          .17       .17b         .14         .13         .08
___________________________________________  ________     ________    _______     _______     _______
 Net realized and unrealized gain (loss)          .36         2.07      1.22        1.76        2.45
-------------------------------------------  --------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                 .53         2.24      1.36        1.89        2.53
-------------------------------------------  --------     --------    -------     -------     -------
Less distributions from:
 Net investment income                         (  .18)      (  .14)   (  .13)     (  .08)     (  .06)
___________________________________________  ________     ________    _______     _______     _______
 Net realized gains                            (1.87)      (  .81)        -           -           -
-------------------------------------------  --------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                           (2.05)      (  .95)   (  .13)     (  .08)     (  .06)
-------------------------------------------  --------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $  14.65     $  16.17    $ 14.88     $ 13.65     $ 11.84
-------------------------------------------  --------     --------    -------     -------     -------
Total Return (%)                                 3.50      15.65b      10.06       16.04       27.25
___________________________________________  ________     ________    _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            242          314       294         283         242
___________________________________________  ________     ________    _______     _______     _______
Ratio of expenses (%)                             .71          .71       .70         .70         .71
___________________________________________  ________     ________    _______     _______     _______
Ratio of net investment income (%)               1.13       1.12b       1.00        1.08         .82
___________________________________________  ________     ________    _______     _______     _______
Portfolio turnover rate (%)                       275          226       288         249         182
-------------------------------------------  --------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

16   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BLUE CHIP VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   17

DWS CORE FIXED INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers U.S. Aggregate Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers U.S. Aggregate
Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

PORTFOLIO MATURITY. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1/3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.
Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

   7.93      -2.06      9.90      5.71      8.01      5.13      4.53      2.25      4.26     4.17
  1998      1999       2000      2001      2002      2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002               WORST QUARTER: -2.36%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: -2.01%

20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A                     4.17           4.06           4.93
Lehman Brothers U.S. Aggregate
Index                                   6.97           4.42           5.97

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.49%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.17
TOTAL ANNUAL OPERATING EXPENSES 3               0.66

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.70% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $67           $211           $368           $822

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio.
Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at
     First Pennsylvania Bank.
   o BA, Bucknell University; MBA, Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine
     Webber and Merrill Lynch.
   o BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at
     Prudential Securities.
   o BA, SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o BS, The Wharton School, University of Pennsylvania; MBA, University of
     Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment
     Advisors.
   o BS, Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1991 as member of Core Fixed Income; seconded to the
     London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o BS, Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset
     Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential
     Securities and national sales manager for fixed income securities at
     Prudential Securities.
   o BS, St. Peter's College; MBA, Baruch College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

22   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS CORE FIXED INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007        2006        2005        2004        2003

SELECTED PER SHARE DATE
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  11.86     $ 11.81    $  12.07    $  12.16   $ 11.98
-------------------------------------------  --------     -------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income a                          .56         .53         .47         .50      .45
___________________________________________  ________     _______    ________    ________   _______
 Net realized and unrealized gain (loss)       (  .08)     (  .05)     (  .21)        .05      .14
-------------------------------------------  --------     -------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                 .48         .48         .26         .55      .59
-------------------------------------------  --------     -------    --------    --------   -------
Less distributions from:
 Net investment income                         (  .52)     (  .43)     (  .41)     (  .43)  (  .41)
___________________________________________  ________     _______    ________    ________   _______
 Net realized gains                                 -      (  .00)*    (  .11)     (  .21)       -
-------------------------------------------  --------     -------    --------    --------   -------
 TOTAL DISTRIBUTIONS                           (  .52)     (  .43)     (  .52)     (  .64)  (  .41)
-------------------------------------------  --------     -------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD               $  11.82     $ 11.86    $  11.81    $  12.07   $ 12.16
-------------------------------------------  --------     -------    --------    --------   -------
Total Return (%)                                 4.17        4.26        2.25        4.53     5.13
___________________________________________  ________     _______    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            186         277         252         210      201
___________________________________________  ________     _______    ________    ________   _______
Ratio of expenses (%)                             .66         .68         .67         .66      .66
___________________________________________  ________     _______    ________    ________   _______
Ratio of net investment income (%)               4.78        4.56        3.96        4.18     3.75
___________________________________________  ________     _______    ________    ________   _______
Portfolio turnover rate (%)b                      197         183         164         185      229
-------------------------------------------  --------     -------    --------    --------   -------

a   Based on average shares outstanding during the period.

b   The portfolio turnover rate including mortgage dollar roll transactions was
    209%, 198%, 241%, 176% and 204% for the years ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004 and December 31,
    2003, respectively.

*   Amount is less than $.005

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   23

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS CORE FIXED INCOME VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.66%                4.34%            $ 10,434.00           $  67.43
   2             10.25%                 0.66%                8.87%            $ 10,886.84           $  70.36
   3             15.76%                 0.66%               13.59%            $ 11,359.32           $  73.41
   4             21.55%                 0.66%               18.52%            $ 11,852.32           $  76.60
   5             27.63%                 0.66%               23.67%            $ 12,366.71           $  79.92
   6             34.01%                 0.66%               29.03%            $ 12,903.42           $  83.39
   7             40.71%                 0.66%               34.63%            $ 13,463.43           $  87.01
   8             47.75%                 0.66%               40.48%            $ 14,047.75           $  90.79
   9             55.13%                 0.66%               46.57%            $ 14,657.42           $  94.73
  10             62.89%                 0.66%               52.94%            $ 15,293.55           $  98.84
TOTAL                                                                                               $ 822.48

24   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS DAVIS VENTURE VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates may compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   25

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

26   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -15.79      29.84      11.83       9.64     14.84      4.46
   2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.04%, Q2 2003              WORST QUARTER: -12.70%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -8.95%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                 1 YEAR        5 YEARS        SINCE INCEPTION1

Portfolio - Class A               4.46           13.81               6.56
Russell 1000 Value Index          -0.17          14.63               7.29

1   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   27

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
___________________________________________________________________
Management Fee1                                  0.86%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                  0.16
TOTAL ANNUAL OPERATING EXPENSES                  1.02
Less Expense Waiver/Reimbursement                0.13
NET ANNUAL OPERATING EXPENSES3                   0.89

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.89% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $91           $312           $551         $1,236

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg,
who have each managed the portfolio since inception. Mr. Davis is Chairman of
Davis Selected Advisers, L.P. and manages several funds advised by the firm.
Mr. Davis began his investment career and joined the subadvisor in 1988. Mr.
Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

28   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS DAVIS VENTURE VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007          2006         2005         2004       2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.25     $  12.49      $  11.48    $  10.31    $  7.99
-------------------------------------------------   --------     --------      --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .15          .10           .09         .08        .06
_________________________________________________   ________     ________      ________    ________    _______
 Net realized and unrealized gain (loss)                 .47         1.74          1.01        1.14       2.31
-------------------------------------------------   --------     --------      --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                        .62         1.84          1.10        1.22       2.37
-------------------------------------------------   --------     --------      --------    --------    -------
Less distributions from:
 Net investment income                                (  .10)      (  .08)       (  .09)     (  .05)    (  .05)
_________________________________________________   ________     ________      ________    ________    _______
 Net realized gains                                   (  .18)           -             -           -          -
-------------------------------------------------   --------     --------      --------    --------    -------
 TOTAL DISTRIBUTIONS                                  (  .28)      (  .08)       (  .09)     (  .05)    (  .05)
-------------------------------------------------   --------     --------      --------    --------    -------
NET ASSET VALUE, END OF PERIOD                      $  14.59     $  14.25      $  12.49    $  11.48    $ 10.31
-------------------------------------------------   --------     --------      --------    --------    -------
Total Return (%)                                     4.46b        14.84b        9.64b         11.83      29.84
_________________________________________________   ________     ________      ________    ________    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307          346           309         268        220
_________________________________________________   ________     ________      ________    ________    _______
Ratio of expenses before expense reductions (%)         1.02         1.02          1.02        1.05       1.01
_________________________________________________   ________     ________      ________    ________    _______
Ratio of expenses after expense reductions (%)           .88          .85           .96        1.05       1.01
_________________________________________________   ________     ________      ________    ________    _______
Ratio of net investment income (%)                      1.01          .77           .78         .74        .62
_________________________________________________   ________     ________      ________    ________    _______
Portfolio turnover rate (%)                                9           16             8           3          7
-------------------------------------------------   --------     --------      --------    --------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   29

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DAVIS VENTURE VALUE VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
   2             10.25%                 1.02%                8.25%            $ 10,825.36           $   108.31
   3             15.76%                 1.02%               12.56%            $ 11,256.21           $   112.62
   4             21.55%                 1.02%               17.04%            $ 11,704.20           $   117.10
   5             27.63%                 1.02%               21.70%            $ 12,170.03           $   121.76
   6             34.01%                 1.02%               26.54%            $ 12,654.40           $   126.60
   7             40.71%                 1.02%               31.58%            $ 13,158.04           $   131.64
   8             47.75%                 1.02%               36.82%            $ 13,681.73           $   136.88
   9             55.13%                 1.02%               42.26%            $ 14,226.27           $   142.33
  10             62.89%                 1.02%               47.92%            $ 14,792.47           $   148.00
TOTAL                                                                                               $ 1,236.07

30   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS DREMAN HIGH RETURN EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&p 500 Index (as of February
29, 2008, the S&p 500 Index had a median market capitalization of $10.8 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio may invest up to 20% of net assets in US dollar-denominated
American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).
Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   31

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

32   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -11.16      30.52       1.69      -18.03     32.04      13.95       7.92     18.74      -1.86
   1999       2000       2001       2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.80%, Q2 2003               WORST QUARTER: -17.32%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                           1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class A                          -1.86          13.60               6.76
Standard & Poor's (S&p) 500 Index            5.49           12.83               4.59

*   Since 5/4/98. Index comparison begins 4/30/98.

STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   33

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.64%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.14
TOTAL ANNUAL OPERATING EXPENSES3                0.78

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.78%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $80           $249           $433           $966

34   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio team in 1998.
   o Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President and Portfolio Manager.
   o Managing Director of Dreman Value Management, L.L.C.
   o Joined Dreman Value Management, L.L.C. in 2000.
   o Began investment career in 1986.
   o Joined the portfolio team in 2002.
   o Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
     Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a
     Portfolio Manager at NFJ Investment Group since 1997; Vice President -
     Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2006.
   o MS, Texas Tech University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   35

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS DREMAN HIGH RETURN EQUITY VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007        2006        2005        2004       2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  15.02    $  13.41   $ 12.65     $ 11.29     $  8.76
-------------------------------------------  --------    --------   -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                    .29         .27      .24         .23         .20
___________________________________________  ________    ________   _______     _______     _______
 Net realized and unrealized gain (loss)       (  .56)       2.21      .75        1.32        2.53
-------------------------------------------  --------    --------   -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS              (  .27)       2.48      .99        1.55        2.73
-------------------------------------------  --------    --------   -------     -------     -------
Less distributions from:
 Net investment income                         (  .22)     (  .28)  (  .23)     (  .19)     (  .20)
___________________________________________  ________    ________   _______     _______     _______
 Net realized gains                            (  .13)     (  .59)       -           -           -
-------------------------------------------  --------    --------   -------     -------     -------
 TOTAL DISTRIBUTIONS                           (  .35)     (  .87)  (  .23)     (  .19)     (  .20)
-------------------------------------------  --------    --------   -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $  14.40    $  15.02   $ 13.41     $ 12.65     $ 11.29
-------------------------------------------  --------    --------   -------     -------     -------
Total Return (%)                               (1.86)      18.74     7.92       13.95       32.04
___________________________________________  ________    ________   _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            792         992      785         747         672
___________________________________________  ________    ________   _______     _______     _______
Ratio of expenses (%)                             .78         .77      .78         .78         .79
___________________________________________  ________    ________   _______     _______     _______
Ratio of net investment income (%)               1.94        1.87     1.84        1.96        2.14
___________________________________________  ________    ________   _______     _______     _______
Portfolio turnover rate (%)                        27          20       10           9          18
-------------------------------------------  --------    --------   -------     -------     -------

a   Based on average shares outstanding during the period.

36   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DREMAN HIGH RETURN EQUITY VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.78%                4.22%            $ 10,422.00           $  79.65
   2             10.25%                 0.78%                8.62%            $ 10,861.81           $  83.01
   3             15.76%                 0.78%               13.20%            $ 11,320.18           $  86.51
   4             21.55%                 0.78%               17.98%            $ 11,797.89           $  90.16
   5             27.63%                 0.78%               22.96%            $ 12,295.76           $  93.97
   6             34.01%                 0.78%               28.15%            $ 12,814.64           $  97.93
   7             40.71%                 0.78%               33.55%            $ 13,355.42           $ 102.06
   8             47.75%                 0.78%               39.19%            $ 13,919.02           $ 106.37
   9             55.13%                 0.78%               45.06%            $ 14,506.40           $ 110.86
  10             62.89%                 0.78%               51.19%            $ 15,118.57           $ 115.54
TOTAL                                                                                               $ 966.06

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   37

DWS DREMAN SMALL MID CAP VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell
2000 (Reg. TM) Value Index (as of February 29, 2008, the Russell 2000 (Reg. TM)
Value Index had a median market capitalization of $493 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 29, 2008, the
Russell Midcap (Reg. TM) Value Index had a median market capitalization of $3.7 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

The portfolio managers begin their stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E)
ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).

Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

38   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   39

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value
VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -11.25       2.80      4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06
   1998       1999      2000      2001        2002       2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.84%, Q2 2003              WORST QUARTER: -22.47%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -9.91%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                 1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A               3.06           20.55           9.68
Russell 2500 Value Index          -7.27          16.17           9.66
Russell 2000 Value Index          -1.57          16.25           7.08

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

40   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.64%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.14
TOTAL ANNUAL OPERATING EXPENSES                 0.78

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $80           $249           $433           $966

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   41

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Portfolio Manager.
   o Joined Dreman Value Management L.L.C. in 2006 as a Managing Director and
     Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a
     Portfolio Manager at NFJ Investment Group since 1997; Vice President -
     Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
     Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
     RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio in 2006.
   o MS, Texas Tech University.

Mark Roach
Managing Director and Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
     Portfolio Manager of Small and Mid Cap products, and joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
     managing a small cap product from 2002 through 2006; security analyst from
     1997 to 2001 for various institutions including Fifth and Third Bank,
     Lynch, Jones & Ryan and USAA.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

42   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value
VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007        2006        2005        2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  22.93    $  19.98    $  20.05   $ 16.06      $  11.66
-------------------------------------------  --------    --------    --------   -------      --------
Income (loss) from investment operations:
 Net investment income (loss)a                    .18         .15         .19      .17            .19
___________________________________________  ________    ________    ________   _______      ________
 Net realized and unrealized gain (loss)          .54        4.69        1.67     3.98           4.55
-------------------------------------------  --------    --------    --------   -------      --------
 TOTAL FROM INVESTMENT OPERATIONS                 .72        4.84        1.86     4.15           4.74
-------------------------------------------  --------    --------    --------   -------      --------
Less distributions from:
 Net investment income                         (  .23)     (  .18)     (  .15)  (  .16)        (  .15)
___________________________________________  ________    ________    ________   _______      ________
 Net realized gains                            (3.30)     (1.71)     (1.78)       -         (  .19)
-------------------------------------------  --------    --------    --------   -------      --------
 TOTAL DISTRIBUTIONS                           (3.53)     (1.89)     (1.93)  (  .16)        (  .34)
-------------------------------------------  --------    --------    --------   -------      --------
NET ASSET VALUE, END OF PERIOD               $  20.12    $  22.93    $  19.98   $ 20.05      $  16.06
-------------------------------------------  --------    --------    --------   -------      --------
Total Return (%)                                 3.06       25.06       10.25    26.03          42.15
___________________________________________  ________    ________    ________   _______      ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            468         562         493      467            354
___________________________________________  ________    ________    ________   _______      ________
Ratio of expenses (%)                             .78         .79         .79      .79            .80
___________________________________________  ________    ________    ________   _______      ________
Ratio of net investment income (%)                .85         .71         .96      .96           1.46
___________________________________________  ________    ________    ________   _______      ________
Portfolio turnover rate (%)                       110          52          61       73             71
-------------------------------------------  --------    --------    --------   -------      --------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   43

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.78%                4.22%            $ 10,422.00           $  79.65
   2             10.25%                 0.78%                8.62%            $ 10,861.81           $  83.01
   3             15.76%                 0.78%               13.20%            $ 11,320.18           $  86.51
   4             21.55%                 0.78%               17.98%            $ 11,797.89           $  90.16
   5             27.63%                 0.78%               22.96%            $ 12,295.76           $  93.97
   6             34.01%                 0.78%               28.15%            $ 12,814.64           $  97.93
   7             40.71%                 0.78%               33.55%            $ 13,355.42           $ 102.06
   8             47.75%                 0.78%               39.19%            $ 13,919.02           $ 106.37
   9             55.13%                 0.78%               45.06%            $ 14,506.40           $ 110.86
  10             62.89%                 0.78%               51.19%            $ 15,118.57           $ 115.54
TOTAL                                                                                               $ 966.06

44   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GLOBAL THEMATIC VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% policy.

OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade
BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   45

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

46   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   47

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  26.70       -3.36      -15.48      -15.77     29.13      14.76      22.94      30.14      6.29
  1999       2000        2001        2002       2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.36%, Q4 1999              WORST QUARTER: -16.04%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -8.74%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class A           6.29          20.31               8.25
MSCI World Index              9.04          16.96               5.67

*   Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

48   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
___________________________________________________________________
Management Fee1                                  0.92%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                  0.40
Underlying Portfolio Expenses3                   0.01
TOTAL ANNUAL OPERATING EXPENSES                  1.33
Less Expense Waiver/Reimbursement                0.27
NET ANNUAL OPERATING EXPENSES4                   1.06

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

4   Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.05%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying
    DWS portfolios.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares          $108           $395           $703         $1,578

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   49

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers
     Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities
     Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher
     School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

50   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GLOBAL THEMATIC VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  17.39     $  14.44    $ 11.78     $ 10.39     $  8.08
-------------------------------------------------  --------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .14       .15c         .12         .04         .09
_________________________________________________  ________     ________    _______     _______     _______
 Net realized and unrealized gain (loss)                .88         4.02      2.58        1.48        2.25
-------------------------------------------------  --------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                      1.02         4.17      2.70        1.52        2.34
-------------------------------------------------  --------     --------    -------     -------     -------
Less distributions from:
 Net investment income                               (  .11)      (  .09)   (  .04)     (  .13)     (  .03)
_________________________________________________  ________     ________    _______     _______     _______
 Net realized gains                                  (2.64)      (1.13)        -           -           -
-------------------------------------------------  --------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                                 (2.75)      (1.22)   (  .04)     (  .13)     (  .03)
-------------------------------------------------  --------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  15.66     $  17.39    $ 14.44     $ 11.78     $ 10.39
-------------------------------------------------  --------     --------    -------     -------     -------
Total Return (%)b                                      6.29      30.14c      22.94       14.76       29.13
_________________________________________________  ________     ________    _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  151          143        85          63          55
_________________________________________________  ________     ________    _______     _______     _______
Ratio of expenses before expense reductions (%)        1.44         1.38      1.41        1.44        1.48
_________________________________________________  ________     ________    _______     _______     _______
Ratio of expenses after expense reductions (%)         1.11         1.04      1.28        1.43        1.17
_________________________________________________  ________     ________    _______     _______     _______
Ratio of net investment income (%)                      .82       .92c         .98         .38        1.02
_________________________________________________  ________     ________    _______     _______     _______
Portfolio turnover rate (%)                             191          136        95          81          65
-------------------------------------------------  --------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   51

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GLOBAL THEMATIC VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.06%                3.94%            $ 10,394.00          $   108.09
   2             10.25%                 1.33%                7.75%            $ 10,775.46          $   140.78
   3             15.76%                 1.33%               11.71%            $ 11,170.92          $   145.94
   4             21.55%                 1.33%               15.81%            $ 11,580.89          $   151.30
   5             27.63%                 1.33%               20.06%            $ 12,005.91          $   156.85
   6             34.01%                 1.33%               24.47%            $ 12,446.53          $   162.61
   7             40.71%                 1.33%               29.03%            $ 12,903.32          $   168.58
   8             47.75%                 1.33%               33.77%            $ 13,376.87          $   174.76
   9             55.13%                 1.33%               38.68%            $ 13,867.80          $   181.18
  10             62.89%                 1.33%               43.77%            $ 14,376.75          $   187.83
TOTAL                                                                                              $ 1,577.92

52   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and
  supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
The portfolio may use derivative instruments as described in "Other
Investments."

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each.
The portfolio managers' decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the portfolio managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The portfolio managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities.
These securities are generally considered to be among the very highest quality securities.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   53

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

54   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

   7.03      0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16     5.95
  1998      1999      2000       2001      2002      2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: 2.23%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                   1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A                  5.95           3.73           5.25
Lehman Brothers GNMA Index           6.98           4.39           5.85

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National
Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   55

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.45%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.21
TOTAL ANNUAL OPERATING EXPENSES3                0.66

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.64% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursment arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
    September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $67           $211           $368           $822

56   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   57

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006        2005        2004        2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.28   $ 12.26      $  12.55    $  12.54    $  12.84
-------------------------------------------------   --------   -------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .58      .55            .51         .44         .31
_________________________________________________   ________   _______      ________    ________    ________
 Net realized and unrealized gain (loss)                 .12   (  .06)        (  .20)        .03      (  .04)
-------------------------------------------------   --------   -------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .70      .49            .31         .47         .27
-------------------------------------------------   --------   -------      --------    --------    --------
Less distributions from:
 Net investment income                                (  .60)  (  .47)        (  .50)     (  .35)     (  .35)
_________________________________________________   ________   _______      ________    ________    ________
 Net realized gains                                        -        -         (  .10)     (  .11)     (  .22)
-------------------------------------------------   --------   -------      --------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .60)  (  .47)        (  .60)     (  .46)     (  .57)
-------------------------------------------------   --------   -------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.38   $ 12.28      $  12.26    $  12.55    $  12.54
-------------------------------------------------   --------   -------      --------    --------    --------
Total Return (%)                                     5.95b       4.16           2.57        3.75        2.26
_________________________________________________   ________   _______      ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   199      211            243         280         347
_________________________________________________   ________   _______      ________    ________    ________
Ratio of expenses before expense reductions (%)          .66      .67            .63         .61         .61
_________________________________________________   ________   _______      ________    ________    ________
Ratio of expenses after expense reductions (%)           .63      .67            .63         .61         .61
_________________________________________________   ________   _______      ________    ________    ________
Ratio of net investment income (loss) (%)               4.77     4.56           4.17        3.59        2.50
_________________________________________________   ________   _______      ________    ________    ________
Portfolio turnover rate (%)c                             465      241            191         226         511
-------------------------------------------------   --------   -------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The portfolio turnover rate including mortgage dollar roll transactions was
    629%, 403%, 325%, 391% and 536% for the periods ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004 and December 31,
    2003, respectively.

58   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.66%                4.34%            $ 10,434.00           $  67.43
   2             10.25%                 0.66%                8.87%            $ 10,886.84           $  70.36
   3             15.76%                 0.66%               13.59%            $ 11,359.32           $  73.41
   4             21.55%                 0.66%               18.52%            $ 11,852.32           $  76.60
   5             27.63%                 0.66%               23.67%            $ 12,366.71           $  79.92
   6             34.01%                 0.66%               29.03%            $ 12,903.42           $  83.39
   7             40.71%                 0.66%               34.63%            $ 13,463.43           $  87.01
   8             47.75%                 0.66%               40.48%            $ 14,047.75           $  90.79
   9             55.13%                 0.66%               46.57%            $ 14,657.42           $  94.73
  10             62.89%                 0.66%               52.94%            $ 15,293.55           $  98.84
TOTAL                                                                                               $ 822.48

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   59

DWS HIGH INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category
(i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.

60   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   61

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

62   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

   1.45      2.15      -8.68      2.63      -0.30     24.62      12.42       3.89     10.47      0.96
  1998      1999      2000       2001      2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003               WORST QUARTER: -6.66%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -3.49%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                       1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A                      0.96          10.17           4.63
Credit Suisse High Yield Index           2.65          10.97           6.10

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   63

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.49%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.20
TOTAL ANNUAL OPERATING EXPENSES                 0.69

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $70           $221           $384           $859

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as the head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

64   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS HIGH INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2007            2006            2005            2004            2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.38         $  8.23         $  8.78         $  8.43         $  7.40
-------------------------------------------       -------         -------         -------         -------         -------
Income (loss) from investment operations:
 Net investment income a                              .63             .62             .68             .67             .67
___________________________________________       _______         _______         _______         _______         _______
 Net realized and unrealized gain (loss)            ( .54)            .19           ( .38)            .31            1.03
-------------------------------------------       -------         -------         -------         -------         -------
 TOTAL FROM INVESTMENT OPERATIONS                     .09             .81             .30             .98            1.70
-------------------------------------------       -------         -------         -------         -------         -------
Less distributions from:
 Net investment income                              ( .66)          ( .66)          ( .85)          ( .63)          ( .67)
___________________________________________       _______         _______         _______         _______         _______
NET ASSET VALUE, END OF PERIOD                    $  7.81         $  8.38         $  8.23         $  8.78         $  8.43
-------------------------------------------       -------         -------         -------         -------         -------
Total Return (%)                                      .96           10.47            3.89           12.42           24.62
___________________________________________       _______         _______         _______         _______         _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                248             322             344             393             413
___________________________________________       _______         _______         _______         _______         _______
Ratio of expenses (%)                                 .69             .71             .70             .66             .67
___________________________________________       _______         _______         _______         _______         _______
Ratio of net investment income (%)                   7.84            7.73            8.27            8.11            8.62
___________________________________________       _______         _______         _______         _______         _______
Portfolio turnover rate (%)                            61              93             100             162             165
-------------------------------------------       -------         -------         -------         -------         -------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   65

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS HIGH INCOME VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.69%                4.31%            $ 10,431.00           $  70.49
   2             10.25%                 0.69%                8.81%            $ 10,880.58           $  73.52
   3             15.76%                 0.69%               13.50%            $ 11,349.53           $  76.69
   4             21.55%                 0.69%               18.39%            $ 11,838.69           $  80.00
   5             27.63%                 0.69%               23.49%            $ 12,348.94           $  83.45
   6             34.01%                 0.69%               28.81%            $ 12,881.18           $  87.04
   7             40.71%                 0.69%               34.36%            $ 13,436.36           $  90.80
   8             47.75%                 0.69%               40.15%            $ 14,015.47           $  94.71
   9             55.13%                 0.69%               46.20%            $ 14,619.53           $  98.79
  10             62.89%                 0.69%               52.50%            $ 15,249.64           $ 103.05
TOTAL                                                                                               $ 858.54

66   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS INTERNATIONAL SELECT EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies located in countries with, or tied economically to, developed economies (other than the
United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index
tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United
Kingdom.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin
America, the Middle East, Eastern Europe, Asia and Africa. Typically, the
portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

The portfolio managers seek to identify a focused list of approximately 35 to
50 companies that offer, in the manager's opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of this strategy.

The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index.

As of February 29, 2008, the MSCI EAFE (Reg. TM) Index had a median market capitalization of approximately $5.8 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   67

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio managers may use derivatives in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

68   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   69

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  10.02      45.71       -20.49      -24.43      -13.48     29.83      18.25      14.51      25.56      16.71
  1998       1999        2000        2001        2002       2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -17.32%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -8.90%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                               1 YEAR         5 YEARS        10 YEARS

Portfolio - Class A              16.71          20.84           7.94
MSCI EAFE + EMF Index            16.31          24.17           9.86
MSCI EAFE Index                  11.17          21.59           8.66

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

70   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.65%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.28
TOTAL ANNUAL OPERATING EXPENSES                 0.93

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $95           $296           $515         $1,143

THE PORTFOLIO MANAGER

The following people handle the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 as an analyst for International
     Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan
     Stanley Capital Management, JP Morgan Securities and Scudder Kemper
     Investments.
   o Joined the portfolio in 2008.
   o BA, MA from Louisiana State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   71

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  16.31     $  13.25     $  11.91    $  10.18    $  7.96
-------------------------------------------  --------     --------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income a                          .25       .24b            .20         .17        .10
___________________________________________  ________     ________     ________    ________    _______
 Net realized and unrealized gain (loss)         2.24         3.11         1.48        1.67       2.23
-------------------------------------------  --------     --------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                2.49         3.35         1.68        1.84       2.33
-------------------------------------------  --------     --------     --------    --------    -------
Less distributions from:
 Net investment income                         (  .46)      (  .29)      (  .34)     (  .11)    (  .11)
___________________________________________  ________     ________     ________    ________    _______
 Net realized gains                            (1.58)           -            -           -          -
___________________________________________  ________     ________     ________    ________    _______
 TOTAL DISTRIBUTIONS                           (2.04)      (  .29)      (  .34)     (  .11)    (  .11)
-------------------------------------------  --------     --------     --------    --------    -------
NET ASSET VALUE, END OF PERIOD               $  16.76     $  16.31     $  13.25    $  11.91    $ 10.18
-------------------------------------------  --------     --------     --------    --------    -------
Total Return (%)                                16.71        25.56        14.51       18.25      29.83
___________________________________________  ________     ________     ________    ________    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            236          223          196         184        147
___________________________________________  ________     ________     ________    ________    _______
Ratio of expenses (%)                             .93          .88          .87         .89        .94
___________________________________________  ________     ________     ________    ________    _______
Ratio of net investment income (%)               1.53       1.65b          1.59        1.58       1.17
___________________________________________  ________     ________     ________    ________    _______
Portfolio turnover rate (%)                       117          122           93          88        139
-------------------------------------------  --------     --------     --------    --------    -------

a   Based on average shares outstanding during the period.

b   Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and
    1.39% of average daily net assets, respectively.

72   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.93%                4.07%            $ 10,407.00           $    94.89
   2             10.25%                 0.93%                8.31%            $ 10,830.56           $    98.75
   3             15.76%                 0.93%               12.71%            $ 11,271.37           $   102.77
   4             21.55%                 0.93%               17.30%            $ 11,730.11           $   106.96
   5             27.63%                 0.93%               22.08%            $ 12,207.53           $   111.31
   6             34.01%                 0.93%               27.04%            $ 12,704.38           $   115.84
   7             40.71%                 0.93%               32.21%            $ 13,221.44           $   120.56
   8             47.75%                 0.93%               37.60%            $ 13,759.56           $   125.46
   9             55.13%                 0.93%               43.20%            $ 14,319.57           $   130.57
  10             62.89%                 0.93%               49.02%            $ 14,902.38           $   135.88
TOTAL                                                                                               $ 1,142.99

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   73

DWS JANUS GROWTH & INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least
25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly
(e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes.
Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio may invest in debt securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

74   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

EQUITY-LINKED STRUCTURED NOTES. Equity-linked structured notes may be more volatile or less liquid than other types of debt securities, may have no guaranteed return of capital and may exhibit price behavior that does not correlate with other debt securities.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   75

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o debt securities may be subject to interest rate risk and credit risk.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -9.18       -12.28      -20.22     24.37      11.51      12.11       8.43      6.59
  2000        2001        2002       2003       2004       2005       2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.40%, Q4 2004              WORST QUARTER: -15.87%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class A                 6.59          12.44              3.39
Russell 1000 Growth Index          11.81          12.11              -1.05

*   Since 10/29/99. Index comparison begins 10/31/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

76   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.67%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.23
TOTAL ANNUAL OPERATING EXPENSES                 0.90

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $92           $287           $498         $1,108

THE PORTFOLIO MANAGER

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. He has managed the portfolio since November
2007. Mr. Pinto is also a portfolio manager of other Janus accounts. Mr. Pinto joined Janus in 1994 as an analyst and has acted as portfolio manager of other
Janus-advised mutual funds since 2005. Mr. Pinto holds a Bachelor's degree in
History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   77

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS JANUS GROWTH & INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007             2006            2005            2004            2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------             -
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.91         $  11.05         $  9.88        $ 8.86           $  7.18
-------------------------------------------       --------         --------         -------        ------           -------
Income (loss) from investment operations:
 Net investment income a                               .12              .07             .05          .03                .03
___________________________________________       ________         ________         _______        ______           _______
 Net realized and unrealized gain (loss)               .66              .86            1.14          .99               1.71
-------------------------------------------       --------         --------         -------        ------           -------
 TOTAL FROM INVESTMENT OPERATIONS                      .78              .93            1.19         1.02               1.74
-------------------------------------------       --------         --------         -------        ------           -------
Less distributions from:
 Net investment income                              (  .07)          (  .07)         (  .02)           -              ( .06)
___________________________________________       ________         ________         _______        ______           _______
NET ASSET VALUE, END OF PERIOD                    $  12.62         $  11.91         $ 11.05        $ 9.88           $  8.86
-------------------------------------------       --------         --------         -------        ------           -------
Total Return (%)                                      6.59             8.43           12.11        11.51              24.37
___________________________________________       ________         ________         _______        ______           _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENT      A
-------------------------------------------      -
Net assets, end of period ($ millions)                 169              193             195          187                189
___________________________________________       ________         ________         _______        ______           _______
Ratio of expenses (%)                                  .90              .85             .92         1.06               1.07
___________________________________________       ________         ________         _______        ______           _______
Ratio of net investment income (loss) (%)              .93              .68             .45          .34                .40
___________________________________________       ________         ________         _______        ______           _______
Portfolio turnover rate (%)                             73               44              32           52                 46
-------------------------------------------       --------         --------         -------        ------           -------

a   Based on average shares outstanding during the period.

78   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS JANUS GROWTH & INCOME VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.90%                4.10%            $ 10,410.00           $    91.85
   2             10.25%                 0.90%                8.37%            $ 10,836.81           $    95.61
   3             15.76%                 0.90%               12.81%            $ 11,281.12           $    99.53
   4             21.55%                 0.90%               17.44%            $ 11,743.65           $   103.61
   5             27.63%                 0.90%               22.25%            $ 12,225.13           $   107.86
   6             34.01%                 0.90%               27.26%            $ 12,726.37           $   112.28
   7             40.71%                 0.90%               32.48%            $ 13,248.15           $   116.89
   8             47.75%                 0.90%               37.91%            $ 13,791.32           $   121.68
   9             55.13%                 0.90%               43.57%            $ 14,356.76           $   126.67
  10             62.89%                 0.90%               49.45%            $ 14,945.39           $   131.86
TOTAL                                                                                               $ 1,107.84

DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   79

DWS LARGE CAP VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 29, 2008,
the Russell 1000 (Reg. TM) Value Index had a median market capitalization of
$4.8 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500 Index. The portfolio manager then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The portfolio manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives
(contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

80   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   81

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  19.26       -10.21     16.13       1.87      -14.98     32.60      10.07       1.97     15.41      13.15
  1998        1999       2000       2001       2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.86%, Q2 2003              WORST QUARTER: -19.06%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.02%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR         5 YEARS        10 YEARS

Portfolio - Class A                13.15           14.21           7.66
Russell 1000 Value Index            -0.17          14.63           7.68

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

82   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.65%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.18
TOTAL ANNUAL OPERATING EXPENSES                 0.83

1   Restated on an annualized basis to reflect fee changes which took effect on
    April 11, 2007.

2   Restated on an annualized basis to reflect fee changes which took effect on
    April 11, 2007. Includes a 0.10% administrative services fee paid to the
    Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $85           $265           $460         $1,025

THE PORTFOLIO MANAGER

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and served as executive assistant to board member.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at
     University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   83

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS LARGE CAP VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                               2007           2006         2005         2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   17.96      $  15.81      $  15.79    $  14.57    $  11.24
-------------------------------------------------   ---------      --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                            .26        .29c             .26         .27         .24
_________________________________________________   _________      ________      ________    ________    ________
 Net realized and unrealized gain (loss)                 1.98          2.12           .04        1.18        3.33
-------------------------------------------------   ---------      --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        2.24          2.41           .30        1.45        3.57
-------------------------------------------------   ---------      --------      --------    --------    --------
Less distributions from:
 Net investment income                                 (  .32)       (  .26)       (  .28)     (  .23)     (  .24)
_________________________________________________   _________      ________      ________    ________    ________
 Net realized gains                                    (  .67)            -             -           -           -
_________________________________________________   _________      ________      ________    ________    ________
 TOTAL DISTRIBUTIONS                                   (  .99)       (  .26)       (  .28)     (  .23)     (  .24)
-------------------------------------------------   ---------      --------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   19.21      $  17.96      $  15.81    $  15.79    $  14.57
-------------------------------------------------   ---------      --------      --------    --------    --------
Total Return (%)                                     13.15b,d       15.41c        1.97b         10.07       32.60
_________________________________________________   _________      ________      ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    229           275           268         274         263
_________________________________________________   _________      ________      ________    ________    ________
Ratio of expenses before expense reductions (%)           .83           .83           .80         .80         .80
_________________________________________________   _________      ________      ________    ________    ________
Ratio of expenses after expense reductions (%)            .82           .83           .80         .80         .80
_________________________________________________   _________      ________      ________    ________    ________
Ratio of net investment income (loss) (%)                1.43        1.73c           1.64        1.84        1.94
_________________________________________________   _________      ________      ________    ________    ________
Portfolio turnover rate (%)                               103            76            64          40          58
-------------------------------------------------   ---------      --------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%.
    Excluding this non-recurring income, total return would have been 0.04%
    lower.

d   Includes a reimbursement from the Advisor for $92,456 for losses on certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04%lower.

84   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS LARGE CAP VALUE VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.83%                4.17%            $ 10,417.00           $    84.73
   2             10.25%                 0.83%                8.51%            $ 10,851.39           $    88.26
   3             15.76%                 0.83%               13.04%            $ 11,303.89           $    91.94
   4             21.55%                 0.83%               17.75%            $ 11,775.26           $    95.78
   5             27.63%                 0.83%               22.66%            $ 12,266.29           $    99.77
   6             34.01%                 0.83%               27.78%            $ 12,777.80           $   103.93
   7             40.71%                 0.83%               33.11%            $ 13,310.63           $   108.27
   8             47.75%                 0.83%               38.66%            $ 13,865.68           $   112.78
   9             55.13%                 0.83%               44.44%            $ 14,443.88           $   117.48
  10             62.89%                 0.83%               50.46%            $ 15,046.19           $   122.38
TOTAL                                                                                               $ 1,025.32

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   85

DWS MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap(TM) Growth Index (as of
February 29, 2008, the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of $4.05 billion) or securities with equity characteristics that provide exposure to those companies. The portfolio's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of medium-sized growth-oriented US companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on undervalued stocks with fast growing earnings and superior near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

86   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   87

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

 -4.96       -21.76      -30.66     33.99       4.02     15.04      10.95      8.36
  2000        2001        2002       2003       2004      2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.43%, Q4 2001               WORST QUARTER: -25.94%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -12.42%

88   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class A                         8.36          14.03               3.88
Russell Midcap Growth Index                11.43          17.90               5.80
Russell 3000 Growth Index                  11.40          12.42               0.14
Standard & Poor's (S&p) 500 Index           5.49          12.83               2.76

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 3000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 (Reg. TM) Index.

STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
___________________________________________________________________
Management Fee1                                  0.67%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                  0.28
TOTAL ANNUAL OPERATING EXPENSES                  0.95
Less Expense Waiver/Reimbursement                0.01
NET ANNUAL OPERATING EXPENSES3                   0.94

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $96           $302           $525         $1,165

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   89

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton
     School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

90   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

DWS MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006        2005       2004       2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.56      $ 11.32     $  9.84    $  9.46    $  7.06
-------------------------------------------------  --------      -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                       (  .05)      (  .06)c    (  .05)     ( .01)     ( .05)
_________________________________________________  ________      _______     _______    _______    _______
 Net realized and unrealized gain (loss)               1.10         1.30        1.53        .39       2.45
-------------------------------------------------  --------      -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                      1.05         1.24        1.48        .38       2.40
-------------------------------------------------  --------      -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $  13.61      $ 12.56     $ 11.32    $  9.84    $  9.46
-------------------------------------------------  --------      -------     -------    -------    -------
Total Return (%)b                                      8.36      10.95c        15.04       4.02      33.99
_________________________________________________  ________      _______     _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   51           53          57         53         56
_________________________________________________  ________      _______     _______    _______    _______
Ratio of expenses before expense reductions (%)        1.05         1.03        1.01       1.02        .98
_________________________________________________  ________      _______     _______    _______    _______
Ratio of expenses after expense reductions (%)          .90          .93         .95        .95        .95
_________________________________________________  ________      _______     _______    _______    _______
Ratio of net investment income (loss) (%)            (  .38)      (  .51)c    (  .45)     ( .11)     ( .57)
_________________________________________________  ________      _______     _______    _______    _______
Portfolio turnover rate (%)                              68           46         104        103         91
-------------------------------------------------  --------      -------     -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%.
    Excluding this non-recurring income, total return would have been 0.03%
    lower.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   91

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MID CAP GROWTH VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.94%                4.06%            $ 10,406.00           $    95.91
   2             10.25%                 0.95%                8.27%            $ 10,827.44           $   100.86
   3             15.76%                 0.95%               12.66%            $ 11,265.95           $   104.94
   4             21.55%                 0.95%               17.22%            $ 11,722.23           $   109.19
   5             27.63%                 0.95%               21.97%            $ 12,196.98           $   113.62
   6             34.01%                 0.95%               26.91%            $ 12,690.95           $   118.22
   7             40.71%                 0.95%               32.05%            $ 13,204.94           $   123.01
   8             47.75%                 0.95%               37.40%            $ 13,739.74           $   127.99
   9             55.13%                 0.95%               42.96%            $ 14,296.20           $   133.17
  10             62.89%                 0.95%               48.75%            $ 14,875.19           $   138.56
TOTAL                                                                                               $ 1,165.47

92   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS MONEY MARKET VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's Advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio may not concentrate its investments in any particular industry
  (excluding US Government Obligations), as that term is used in the
  Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time, except that the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

 - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

 - are unrated, but are determined to be of similar quality by the Advisor; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   93

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest at least
25% of its total assets in obligations of banks and other financial institutions.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy.
The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.
Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected.
This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

94   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

   5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65     5.00
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2008 TOTAL RETURN AS OF MARCH 31: 0.88%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A           5.00           2.80           3.51

7-day yield as of December 31, 2007: 4.58%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   95

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                       CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee1                                   0.29%
Distribution/Service (12b-1) Fee                 None
Other Expenses2                                   0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES3                    0.44

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.44%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $45           $143           $253           $575

THE PORTFOLIO MANAGERS

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

96   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS MONEY MARKET VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006         2005        2004        2003

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------    --------    --------    --------
Income from investment operations:
 Net investment income                                  .049         .046        .028        .009        .007
_________________________________________________   ________     ________    ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .049         .046        .028        .009        .007
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                ( .049)      ( .046)     ( .028)     ( .009)     ( .007)
_________________________________________________   ________     ________    ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                     5.00a        4.65a         2.80         .91         .72
_________________________________________________   ________     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   355          294         235         241         326
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         .46          .52         .52         .53         .54
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          .45          .51         .52         .53         .54
_________________________________________________   ________     ________    ________    ________    ________
Ratio of net investment income (%)                     4.88         4.58        2.77         .88         .73
-------------------------------------------------   --------     --------    --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   97

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MONEY MARKET VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.44%                9.33%            $ 10,932.79           $  47.06
   3             15.76%                 0.46%               14.29%            $ 11,429.14           $  51.43
   4             21.55%                 0.46%               19.48%            $ 11,948.03           $  53.77
   5             27.63%                 0.46%               24.90%            $ 12,490.47           $  56.21
   6             34.01%                 0.46%               30.58%            $ 13,057.53           $  58.76
   7             40.71%                 0.46%               36.50%            $ 13,650.35           $  61.43
   8             47.75%                 0.46%               42.70%            $ 14,270.07           $  64.22
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.13
  10             62.89%                 0.46%               55.95%            $ 15,595.21           $  70.18
TOTAL                                                                                               $ 575.19

98   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS SMALL CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000
(Reg. TM) Growth Index (as of February 29, 2008, the Russell 2000 (Reg. TM)
Growth Index had a median market capitalization of $538 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   99

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

100   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  18.37      34.56       -10.71      -28.91      -33.36     32.94      11.02       7.07      5.27     6.20
  1998       1999        2000        2001        2002       2003       2004       2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -31.72%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -17.12%

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   101

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A                 6.20          12.06           1.76
Russell 2000 Growth Index           7.05          16.50           4.32

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the
NYSE, AMEX and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.55%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.20
TOTAL ANNUAL OPERATING EXPENSES                 0.75

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $77           $240           $417           $930

102   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton
     School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   103

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS SMALL CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007          2006         2005         2004       2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.19      $ 13.48      $  12.59    $  11.34    $  8.53
-------------------------------------------------   --------      -------      --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)      (  .04)d      (  .06)     (  .05)    (  .04)
_________________________________________________   ________      _______      ________    ________    _______
 Net realized and unrealized gain (loss)                 .89          .75           .95        1.30       2.85
-------------------------------------------------   --------      -------      --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                        .88          .71           .89        1.25       2.81
-------------------------------------------------   --------      -------      --------    --------    -------
NET ASSET VALUE, END OF PERIOD                      $  15.07      $ 14.19      $  13.48    $  12.59    $ 11.34
-------------------------------------------------   --------      -------      --------    --------    -------
Total Return (%)                                     6.20b       5.27b,d        7.07c         11.02      32.94
_________________________________________________   ________     ________      ________    ________    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   174          208           243         210        210
_________________________________________________   ________     ________      ________    ________    _______
Ratio of expenses before expense reductions (%)          .75          .73           .72         .71        .69
_________________________________________________   ________     ________      ________    ________    _______
Ratio of expenses after expense reductions (%)           .72          .72           .72         .71        .69
_________________________________________________   ________     ________      ________    ________    _______
Ratio of net investment income (loss) (%)             (  .09)      (  .32)d      (  .47)     (  .47)    (  .41)
_________________________________________________   ________     ________      ________    ________    _______
Portfolio turnover rate (%)                               67           73            94         117        123
-------------------------------------------------   --------     --------      --------    --------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c   In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%.
    Excluding this non-recurring income, total return would have been 0.06%
    lower.

104   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS SMALL CAP GROWTH VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.75%                4.25%            $ 10,425.00           $  76.59
   2             10.25%                 0.75%                8.68%            $ 10,868.06           $  79.85
   3             15.76%                 0.75%               13.30%            $ 11,329.96           $  83.24
   4             21.55%                 0.75%               18.11%            $ 11,811.48           $  86.78
   5             27.63%                 0.75%               23.13%            $ 12,313.47           $  90.47
   6             34.01%                 0.75%               28.37%            $ 12,836.79           $  94.31
   7             40.71%                 0.75%               33.82%            $ 13,382.35           $  98.32
   8             47.75%                 0.75%               39.51%            $ 13,951.10           $ 102.50
   9             55.13%                 0.75%               45.44%            $ 14,544.02           $ 106.86
  10             62.89%                 0.75%               51.62%            $ 15,162.14           $ 111.40
TOTAL                                                                                               $ 930.32

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   105

DWS STRATEGIC INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds (i.e., grade BBB/Baa or above) or in junk bonds, which are those below the fourth highest credit rating category (i.e., below grade BBB/Baa). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP
(integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and currencies indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS. The portfolio may invest in affiliated mutual funds. The portfolio may invest up to 5% of net assets in shares of DWS Floating Rate Plus
Fund, which invests primarily in adjustable rate loans that have a senior right to payment ("Senior Loans"). By investing in DWS Floating Rate Plus Fund, the portfolio may achieve greater diversification within the Senior Loan asset class (through indirect exposure to more Senior Loan securities of varying sizes and risks) than it could gain buying Senior Loan securities directly.

In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives.
Derivatives may be used for hedging and for risk management or for non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio managers may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

106   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   107

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

108   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  10.98       -5.85      2.57      5.23     11.30       7.85      8.60      2.38      8.98      5.43
  1998       1999       2000      2001      2002       2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.35%, Q3 1998              WORST QUARTER: -3.33%, Q2 1999
2008 TOTAL RETURN AS OF MARCH 31: 0.64%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class A                         5.43           6.62           5.63
Citigroup World Government Bond
Index                                      10.95           6.81           6.31
JP Morgan Emerging Markets Bond
Index Plus                                  6.45          13.63          10.36
Merrill Lynch High Yield Master
Cash Pay Only Index                         2.17          10.57           5.80
Lehman Brothers US Treasury Index           9.01           4.10           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

LEHMAN BROTHERS US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   109

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                         CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
______________________________________________________________________________________
Management Fee1, 2                                                  0.55%
Distribution/Service (12b-1) Fee                                   None
Other Expenses3                                                     0.29
Acquired Funds (Underlying Funds) Fees and Expenses4                0.05
TOTAL ANNUAL OPERATING EXPENSES5                                    0.89

1   To the extent the portfolio invests in other mutual funds advised by the
    Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS Floating Rate
    Plus Fund, the Advisor has also agreed to apply a management fee credit to the portfolio equal to the difference between DWS Floating Rate Plus
    Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating
    Rate Plus Fund.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

3   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

4   In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expenses from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table. An underlying fund's expense ratio reflects contractual expense limitations and/or reimbursements where applicable.

5   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.83% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS funds. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
    September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $91           $284           $493         $1,096

110   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
     FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
     Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   111

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS STRATEGIC INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006        2005        2004        2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.80    $  11.50    $  12.25    $  11.82    $  11.10
-------------------------------------------------   --------    --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .63         .62         .65         .58         .41
_________________________________________________   ________    ________    ________    ________    ________
 Net realized and unrealized gain (loss)              (  .01)        .36      (  .39)        .39         .47
-------------------------------------------------   --------    --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .62         .98         .26         .97         .88
-------------------------------------------------   --------    --------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .72)     (  .57)     (  .98)          -      (  .15)
_________________________________________________   ________    ________    ________    ________    ________
 Net realized gains                                        -      (  .11)     (  .03)     (  .54)     (  .01)
-------------------------------------------------   --------    --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .72)     (  .68)     (1.01)     (  .54)     (  .16)
-------------------------------------------------   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  11.70    $  11.80    $  11.50    $  12.25    $  11.82
-------------------------------------------------   --------    --------    --------    --------    --------
Total Return (%)                                     5.43b          8.98        2.38        8.60        7.85
_________________________________________________   ________    ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   100          86          71          62          62
_________________________________________________   ________    ________    ________    ________    ________
Ratio of expenses before expense reductions (%)          .84         .85         .88         .84         .83
_________________________________________________   ________    ________    ________    ________    ________
Ratio of expenses after expense reductions (%)           .83         .85         .88         .84         .83
_________________________________________________   ________    ________    ________    ________    ________
Ratio of net investment income (%)                      5.50        5.47        5.61        4.99        3.60
_________________________________________________   ________    ________    ________    ________    ________
Portfolio turnover rate (%)                              147         143         120         210         160
-------------------------------------------------   --------    --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

112   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS STRATEGIC INCOME VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
   2             10.25%                 0.89%                8.39%            $ 10,838.89           $    94.56
   3             15.76%                 0.89%               12.84%            $ 11,284.37           $    98.45
   4             21.55%                 0.89%               17.48%            $ 11,748.16           $   102.49
   5             27.63%                 0.89%               22.31%            $ 12,231.01           $   106.71
   6             34.01%                 0.89%               27.34%            $ 12,733.70           $   111.09
   7             40.71%                 0.89%               32.57%            $ 13,257.06           $   115.66
   8             47.75%                 0.89%               38.02%            $ 13,801.92           $   120.41
   9             55.13%                 0.89%               43.69%            $ 14,369.18           $   125.36
  10             62.89%                 0.89%               49.60%            $ 14,959.75           $   130.51
TOTAL                                                                                               $ 1,096.08

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   113

DWS TECHNOLOGY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80%
investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio manager generally looks for companies that the portfolio manager believes has above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio manager considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, the portfolio manager uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The portfolio manager may favor securities from various industries and companies within the technology sector at different times.

The portfolio manager will normally sell a stock when the portfolio manager believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

114   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   115

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

116   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -21.57       -32.39      -35.52     46.84       1.92      3.74      0.75     14.30
   2000        2001        2002       2003       2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.57%, Q4 2001               WORST QUARTER: -33.64%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -16.99%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                     1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class A                    14.30          12.29              0.94
Russell 1000 Growth Index              11.81          12.11              -0.17
S&p Goldman Sachs Technology
Index                                  16.94          15.58              -1.16

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&p GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   117

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.67%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.24
TOTAL ANNUAL OPERATING EXPENSES                 0.91

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $93           $290           $504         $1,120

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Kelly P. Davis
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with
     Credit Suisse First Boston, team leader in applications engineering at
     Advanced Micro Devices, and in technical roles at Interactive Silicon,
     Motorola, Inc. and Tellabs Operations, Inc.
   o Joined the portfolio in 2005.
   o BS, Purdue University; MBA, University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

118   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS TECHNOLOGY VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2007             2006             2005            2004            2003

SELECTED PER SHARE DATA
-------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  9.37           $ 9.30          $  9.01         $  8.84        $ 6.02
-------------------------------------------       -------           ------          -------         -------        ------
Income (loss) from investment operations:
 Net investment income (loss)a                     (  .02)           ( .01)b          ( .03)            .04        ( .04)
___________________________________________       _______           ______          _______         _______        ______
 Net realized and unrealized gain (loss)             1.36              .08              .36             .13         2.86
-------------------------------------------       -------           ------          -------         -------        ------
 TOTAL FROM INVESTMENT OPERATIONS                    1.34              .07              .33             .17         2.82
-------------------------------------------       -------           ------          -------         -------        ------
Less distributions from:
 Net investment income                                  -                -            ( .04)              -            -
___________________________________________       _______           ______          _______         _______        ______
NET ASSET VALUE, END OF PERIOD                    $ 10.71           $ 9.37          $  9.30         $  9.01        $ 8.84
-------------------------------------------       -------           ------          -------         -------        ------
Total Return (%)                                    14.30           .75b               3.74            1.92        46.84
___________________________________________       _______           ______          _______         _______        ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENT      A
-------------------------------------------      -
Net assets, end of period ($ millions)                153              165              199             230          257
___________________________________________       _______           ______          _______         _______        ______
Ratio of expenses (%)                                 .91              .89              .86             .83          .86
___________________________________________       _______           ______          _______         _______        ______
Ratio of net investment income (loss) (%)          (  .15)           ( .12)b          ( .36)            .43        ( .50)
___________________________________________       _______           ______          _______         _______        ______
Portfolio turnover rate (%)                            91               49              135             112           66
-------------------------------------------       -------           ------          -------         -------        ------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%.
    Excluding this non-recurring income, total return would have been 0.19%
    lower.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   119

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS TECHNOLOGY VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.91%                4.09%            $ 10,409.00           $    92.86
   2             10.25%                 0.91%                8.35%            $ 10,834.73           $    96.66
   3             15.76%                 0.91%               12.78%            $ 11,277.87           $   100.61
   4             21.55%                 0.91%               17.39%            $ 11,739.13           $   104.73
   5             27.63%                 0.91%               22.19%            $ 12,219.26           $   109.01
   6             34.01%                 0.91%               27.19%            $ 12,719.03           $   113.47
   7             40.71%                 0.91%               32.39%            $ 13,239.24           $   118.11
   8             47.75%                 0.91%               37.81%            $ 13,780.73           $   122.94
   9             55.13%                 0.91%               43.44%            $ 14,344.36           $   127.97
  10             62.89%                 0.91%               49.31%            $ 14,931.04           $   133.20
TOTAL                                                                                               $ 1,119.56

120   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS TURNER MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index (as of February 29, 2008,
the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of
$4.05 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. The portfolio's investments in common stocks may include initial public offerings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of

DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   121

companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

122   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                          CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -32.20      48.49      11.04      11.76       6.52     25.75
   2002       2003       2004       2005       2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 19.37%, Q2 2003               WORST QUARTER: -19.06%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -13.25%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                     1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class A                    25.75          19.81               6.01
Russell Midcap Growth Index            11.43          17.90               6.38

*   Since 5/1/01. Index comparison begins 4/30/01.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   123

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee1                                 0.72%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.19
TOTAL ANNUAL OPERATING EXPENSES3                0.91

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
    Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class A shares           $93           $290           $504         $1,120

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The
portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund
and Jason Schrotberger. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr.
McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined
Turner in 2000, has 13 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors.
Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 14 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at
Turner.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

124   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS TURNER MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007             2006            2005            2004            2003

SELECTED PER SHARE DATA
-------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.92         $  11.02        $  9.86         $ 8.88          $ 5.98
-------------------------------------------       --------         --------        -------         ------          ------
Income (loss) from investment operations:
 Net investment income (loss)a                      (  .04)          (  .01)       (  .05)         ( .07)          ( .06)
___________________________________________       ________         ________        _______         ______          ______
 Net realized and unrealized gain (loss)              2.64              .77          1.21           1.05            2.96
-------------------------------------------       --------         --------        -------         ------          ------
 TOTAL FROM INVESTMENT OPERATIONS                     2.60              .76          1.16            .98            2.90
-------------------------------------------       --------         --------        -------         ------          ------
Less distributions from:
 Net realized gains                                 (  .97)          (  .86)            -              -               -
___________________________________________       ________         ________        _______         ______          ______
NET ASSET VALUE, END OF PERIOD                    $  12.55         $  10.92        $ 11.02         $ 9.86          $ 8.88
-------------------------------------------       --------         --------        -------         ------          ------
Total Return (%)                                     25.75             6.52         11.76          11.04           48.49
___________________________________________       ________         ________        _______         ______          ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENT      A
-------------------------------------------      -
Net assets, end of period ($ millions)                 129              117           122            118             110
___________________________________________       ________         ________        _______         ______          ______
Ratio of expenses (%)                                  .95              .97          1.11           1.19            1.18
___________________________________________       ________         ________        _______         ______          ______
Ratio of net investment income (loss) (%)           (  .36)          (  .06)       (  .56)         ( .82)          ( .90)
___________________________________________       ________         ________        _______         ______          ______
Portfolio turnover rate (%)                            133              148           151            174             155
-------------------------------------------       --------         --------        -------         ------          ------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   125

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS TURNER MID CAP GROWTH VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.91%                4.09%            $ 10,409.00           $    92.86
   2             10.25%                 0.91%                8.35%            $ 10,834.73           $    96.66
   3             15.76%                 0.91%               12.78%            $ 11,277.87           $   100.61
   4             21.55%                 0.91%               17.39%            $ 11,739.13           $   104.73
   5             27.63%                 0.91%               22.19%            $ 12,219.26           $   109.01
   6             34.01%                 0.91%               27.19%            $ 12,719.03           $   113.47
   7             40.71%                 0.91%               32.39%            $ 13,239.24           $   118.11
   8             47.75%                 0.91%               37.81%            $ 13,780.73           $   122.94
   9             55.13%                 0.91%               43.44%            $ 14,344.36           $   127.97
  10             62.89%                 0.91%               49.31%            $ 14,931.04           $   133.20
TOTAL                                                                                               $ 1,119.56

126   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of each calendar quarter end for DWS High Income VIP, on or after the 14th day of the following month for DWS Money Market VIP, and for all other portfolios as of month end, is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Core Fixed
Income VIP, DWS Government & Agency Securities VIP, DWS Strategic Income VIP
and DWS Money Market VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of
Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the
investment advisor for each portfolio. Under the supervision of the Board
Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA,
Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS VARIABLE SERIES II - CLASS A SHARES                  OTHER POLICIES AND
                                                         RISKS   127

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

PORTFOLIO NAME                                 FEE PAID

DWS Balanced VIP                                  0.45%*
DWS Blue Chip VIP                                0.64%
DWS Core Fixed Income VIP                        0.59%
DWS Davis Venture Value VIP                       0.79%*
DWS Dreman High Return Equity VIP                0.73%
DWS Dreman Small Mid Cap Value VIP               0.74%
DWS Global Thematic VIP                           0.67%*
DWS Government & Agency Securities VIP            0.53%*
DWS High Income VIP                              0.59%
DWS International Select Equity VIP              0.75%
DWS Janus Growth & Income VIP                    0.75%
DWS Large Cap Value VIP                          0.68%
DWS Mid Cap Growth VIP                           0.61%
DWS Money Market VIP                              0.38%*
DWS Small Cap Growth VIP                          0.62%*
DWS Strategic Income VIP                         0.65%
DWS Technology VIP                               0.75%
DWS Turner Mid Cap Growth VIP                    0.80%

*   Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective May 1, 2008, DWS Balanced VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.370% of the portfolio's average daily net assets up to $250 million, 0.345% of the next $750 million and 0.310% over $1 billion.

Effective May 1, 2008, DWS Blue Chip VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.520% of the next $750 million, 0.500% of the next $1.5 billion,
0.480% of the next $2.5 billion, 0.450% of the next $2.5 billion, 0.430% of the next $2.5 billion, 0.410% of the next $2.5 billion and 0.390% over $12.5 billion.

Effective May 1, 2008, DWS Core Fixed Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.500% of the portfolio's average daily net assets up to $250 million, 0.470% of the next $750 million, 0.450% of the next $1.5 billion,
0.430% of the next $2.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion, 0.360% of the next $2.5 billion and 0.340% over $12.5 billion.

Effective May 1, 2008, DWS Davis Venture Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.865% of the portfolio's average daily net assets up to
$250 million, 0.840% of the next $250 million, 0.815% of the next $500 million,
0.790% of the next $1.5 billion and 0.765% over $2.5 billion.

Effective May 1, 2008, DWS Dreman High Return Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next
$1.5 billion, 0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion,
0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535%
over $12.5 billion.

Effective May 1, 2008, DWS Dreman Small Mid Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next
$1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion,
0.540% of the next $2.5 billion, 0.530% of the next $2.5 billion and 0.520%
over $12.5 billion.

128   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Effective May 1, 2008, DWS Global Thematic VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.915% of the portfolio's average daily net assets up to $250 million, 0.865% of the next $500 million, 0.815% of the next $750 million,
0.765% of the next $1.5 billion and 0.715% over $3 billion.

Effective May 1, 2008, DWS Government & Agency Securities VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.450% of the portfolio's average daily net assets up to $250 million, 0.430% of the next $750 million, 0.410% of the next
$1.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion,
0.360% of the next $2.5 billion, 0.340% of the next $2.5 billion and 0.320%
over $12.5 billion.

Effective May 1, 2008, DWS High Income VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.500% of the portfolio's average daily net assets up to $250 million, 0.470% of the next $750 million, 0.450% of the next $1.5 billion,
0.430% of the next $2.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion, 0.360% of the next $2.5 billion and 0.340% over $12.5 billion.

Effective May 1, 2008, DWS International Select Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $1.5 billion, 0.635% of the next $1.75 billion, 0.620% of the next
$1.75 billion and 0.605% over $5 billion.

Effective May 1, 2008, DWS Janus Growth & Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to
$250 million, 0.640% of the next $750 million, 0.615% of the next $1.5 billion and 0.590% over $2.5 billion.

Effective May 1, 2008, DWS Mid Cap Growth VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next $1.5 billion,
0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% over $12.5 billion.

Effective May 1, 2008, DWS Money Market VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.285% of the portfolio's average daily net assets up to $500 million, 0.270% of the next $500 million, 0.255% of the next $1.0 billion and
0.240% over $2 billion.

Effective May 1, 2008, DWS Small Cap Growth VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.525% of the next $750 million and 0.500% over $1 billion.

Effective May 1, 2008, DWS Strategic Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.520% of the next $750 million, 0.500% of the next $1.5 billion,
0.480% of the next $2.5 billion, 0.450% of the next $2.5 billion, 0.430% of the next $2.5 billion, 0.410% of the next $2.5 billion and 0.390% over $12.5 billion.

Effective May 1, 2008, DWS Technology VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next $1.5 billion,
0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% over $12.5 billion.

Effective May 1, 2008, DWS Turner Mid Cap Growth VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.715% of the portfolio's average daily net assets up to
$250 million, 0.700% of the next $250 million, 0.685% of the next $500 million and 0.670% over $1 billion.

DWS VARIABLE SERIES II - CLASS A SHARES                   THE INVESTMENT
                                                          ADVISOR   129

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31. A discussion regarding the Board's approval of the new sub-advisory agreement for
DWS Balanced VIP is contained in the portfolio's shareholder report for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.

PORTFOLIO SUBADVISORS

SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP
The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the
Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.

SUBADVISOR FOR DWS CORE FIXED INCOME VIP

Pursuant to an investment subadvisory agreement between the Advisor and
Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at
1735 Market Street, Philadelphia, PA 19103.

SUBADVISOR FOR DWS DAVIS VENTURE VALUE VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona
85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected
Advisers, L.P. began serving as investment advisor to Davis New York Venture
Fund in 1969 and currently serves as investment advisor to all of the Davis
Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DIMA pays a fee to Davis
Selected Advisers, L.P. for acting as subadvisor.

SUBADVISOR FOR DWS DREMAN HIGH RETURN EQUITY VIP AND DWS DREMAN SMALL MID CAP
VALUE VIP

The subadvisor for DWS Dreman High Return Equity VIP and DWS Dreman Small Mid
Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper
Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor.
Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.

SUBADVISOR FOR DWS JANUS GROWTH & INCOME VIP

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver,
Colorado, is the subadvisor to DWS Janus Growth & Income VIP. Janus Capital
(together with its predecessors) has served as an investment adviser to since
1969 and currently serves as investment adviser or sub-adviser, to Seperately
Managed Accounts, Mutual Funds, as well as Comingled Pools or Private funds and
Wrap Fee Accounts. Janus Capital is a

130   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

direct subsidiary of Janus Capital Group, Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses.
JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by
Janus Management Holdings Corporation. DIMA pays a fee to Janus Capital for acting as subadvisor.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Janus Capital as of January 2008.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office
of the New York State Attorney General ("NYAG"), the Colorado Attorney General
("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court")
for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S.
District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds
(Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court,
District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc.,
401(k) Advisory Committee, et al., U.S. District Court, District of Maryland,
Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus
Capital Group Inc. ("JCGI") on a derivative basis against the Board of
Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of
Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of
Maryland, Case No. 04-CV-00818). Each of the five complaints initially named
JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund
("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus
Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle
Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC
("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the
Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section
36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On
August 15, 2006, the Wangberger complaint in the 401(k) plan class action
(action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of
Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit
(action (iv) above) against JCGI's Board of Directors without leave to amend.
Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth
Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West
Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the
Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).
The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference

DWS VARIABLE SERIES II - CLASS A SHARES                    PORTFOLIO
                                                           SUBADVISORS   131

was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show
Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus
Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn,
Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of
December 31, 2007, Turner Investment Partners, Inc. had approximately $29 billion in assets under management. DIMA pays a fee to Turner Investment
Partners, Inc. for acting as subadvisor.

132   PORTFOLIO SUBADVISORS                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS
The information in this prospectus applies to Class A shares of each portfolio.
Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the
"insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the
"contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money
Market VIP receives investable funds.

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   133

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company.
The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
  (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

134   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders
(as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip"
transaction is defined as any combination of purchase and redemption activity
(including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates
Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   135

intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the
Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from
..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio

136   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of
Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See
"Market Timing Policies and Procedures.")

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   137

DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the
"Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations.
Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

138   DISTRIBUTIONS                                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements.
Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The
SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the
SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330

SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002

(05/01/08) 2a-A

                             DWS VARIABLE SERIES II

          SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF
                             THE LISTED PORTFOLIOS:

                                -----------------

                          DWS Janus Growth & Income VIP
                           DWS Davis Venture Value VIP

The Board of each portfolio noted above has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each portfolio, to effect the following portfolio mergers:

--------------------------------------------------------------------------------
Acquired Portfolios              Acquiring Portfolios
--------------------------------------------------------------------------------
DWS Janus Growth & Income VIP    DWS Variable Series I: DWS Capital Growth VIP
--------------------------------------------------------------------------------
DWS Davis Venture Value VIP      DWS Variable Series II: DWS Large Cap Value VIP
--------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by a portfolio's Board and approval by shareholders of the Acquired
Portfolios at a shareholder meeting expected to be held on or about the first quarter of 2009. Prior to the shareholder meeting, you and your insurance company will receive: (i) a proxy statement/prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; and (ii) a prospectus for the applicable Acquiring
Portfolio. You will also receive a voting instruction form and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives your voting instructions.

               Please Retain This Supplement for Future Reference

December 1, 2008
st-VS_merger

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                        OF EACH OF THE LISTED PORTFOLIOS:

================================================================================

DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP

================================================================================

 DWS Variable Series I

 DWS Bond VIP
 DWS Capital Growth VIP
 DWS Global Opportunities VIP
 DWS Growth & Income VIP
 DWS Health Care VIP
 DWS International VIP
================================================================================

 DWS Variable Series II

 DWS Balanced VIP                         DWS International Select Equity VIP
 DWS Blue Chip VIP                        DWS Janus Growth & Income VIP
 DWS Conservative Allocation VIP          DWS Large Cap Value VIP
 DWS Core Fixed Income VIP                DWS Mid Cap Growth VIP
 DWS Davis Venture Value VIP              DWS Moderate Allocation VIP
 DWS Dreman High Return Equity VIP        DWS Money Market VIP
 DWS Dreman Small Mid Cap Value VIP       DWS Small Cap Growth VIP
 DWS Global Thematic VIP                  DWS Strategic Income VIP
 DWS Government & Agency Securities VIP   DWS Technology VIP
 DWS Growth Allocation VIP                DWS Turner Mid Cap Growth VIP
 DWS High Income VIP

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each portfolio's prospectuses:

A complete list of each portfolio's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month.
More frequent postings of portfolio holdings may be made from time to time on
www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
VS-3614

                                  MAY 1, 2008

                                   PROSPECTUS

                             DWS VARIABLE SERIES II

                                    CLASS B

DWS BALANCED VIP

DWS BLUE CHIP VIP

DWS CORE FIXED INCOME VIP

DWS DAVIS VENTURE VALUE VIP

DWS DREMAN HIGH RETURN EQUITY VIP

DWS DREMAN SMALL MID CAP VALUE VIP

DWS GLOBAL THEMATIC VIP

DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP

DWS INTERNATIONAL SELECT EQUITY VIP

DWS JANUS GROWTH & INCOME VIP

DWS LARGE CAP VALUE VIP

DWS MID CAP GROWTH VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS STRATEGIC INCOME VIP

DWS TECHNOLOGY VIP

DWS TURNER MID CAP GROWTH VIP

DWS CONSERVATIVE ALLOCATION VIP

DWS GROWTH ALLOCATION VIP

DWS MODERATE ALLOCATION VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

HOW EACH PORTFOLIO WORKS

  3        DWS Balanced VIP
 12        DWS Blue Chip VIP
 18        DWS Core Fixed Income VIP
 25        DWS Davis Venture Value VIP
 31        DWS Dreman High Return
           Equity VIP
 38        DWS Dreman Small Mid Cap
           Value VIP
 45        DWS Global Thematic VIP
 53        DWS Government & Agency
           Securities VIP
 60        DWS High Income VIP
 67        DWS International Select Equity
           VIP
 74        DWS Janus Growth & Income
           VIP
 80        DWS Large Cap Value VIP

 86        DWS Mid Cap Growth VIP
 93        DWS Money Market VIP
 99        DWS Small Cap Growth VIP
106        DWS Strategic Income VIP
114        DWS Technology VIP
121        DWS Turner Mid Cap Growth
           VIP
127        DWS Conservative Allocation
           VIP
136        DWS Growth Allocation VIP
145        DWS Moderate Allocation VIP
154        Other Policies and Risks
154        The Investment Advisor
157        Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS

161        Buying and Selling Shares
164        How each Portfolio Calculates
           Share Price
165        Distributions
165        Taxes
166        Marketing and Distribution
           Fees

HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities.
Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The Advisor allocates the portfolio's assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities.
The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a team of portfolio managers that specialize in a respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP
(integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets.
The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1//3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where the portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio managers may use futures, options, forward currency transactions and swaps.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting

4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

standards for companies based in foreign markets differ from those in the US.
Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the
  Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   5

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  14.85      14.52       -2.87      -6.32      -15.39     17.66       6.26      3.90      9.82     4.43
  1998       1999       2000       2001        2002       2003       2004      2005      2006       2007

For the periods included in the bar chart:
BEST QUARTER: 12.75%, Q4 1998              WORST QUARTER: -9.97%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -5.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                         4.43           8.30           4.20
Russell 1000 Index                          5.77          13.43           6.20
Russell 2000 Index                         -1.57          16.25           7.08
Standard & Poor's (S&P) 500 Index          5.49           12.83           5.91
Lehman Brothers U.S. Aggregate
Index                                      6.97            4.42           5.97
MSCI EAFE Index                           11.17           21.59           8.66
Credit Suisse High Yield Index             2.65           10.97           6.10
Merrill Lynch 3-Month US Treasury
Bill Index                                 5.03            3.07           3.77

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.36%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.16
TOTAL ANNUAL OPERATING EXPENSES            0.77

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $79           $246           $428           $954

DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   7

THE PORTFOLIO MANAGERS

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured
     Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Lead portfolio manager for Asset Allocation strategies: New York.
   o  Joined Deutsche Asset Management in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.
   o  Joined the portfolio in 2005.
   o  BS, MS, Moscow State University; MBA, University of Chicago Graduate
     School of Business.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o  BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business.

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2002.
   o  Head of Large Cap Growth Portfolio Selection Team.
   o  Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
   o  BBA, MBA, University of Wisconsin -
      Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Strategies: New York.
   o  Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o  Joined the portfolio in 2007.
   o  BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o  Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
     and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Quantitative Strategies: New York.
   o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
     FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
     Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

Matthias Knerr, CFA
Managing Director Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as a member of the International
     Equity team, serving as portfolio manager and investment analyst, and joined the portfolio in 2007.
   o Senior portfolio manager for International Select Equity and
     International Equity Strategies: New York.
   o Previously served as portfolio manager for the Deutsche European Equity
     Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
   o BS, Pennsylvania State University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o PhD, University of Heidelberg, studies in physics and economics at
     University of Heidelberg and University of Utah.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of
     Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US
     Treasuries and agency debt.
   o BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o BA, Bellarmine University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BALANCED VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007          2006         2005         2004         2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.43   $ 22.72         $  22.33     $  21.28    $  18.64
-------------------------------------------------   --------   ----------      --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss) a                          .65       .60d             .51          .39         .28
_________________________________________________   ________   __________      ________     ________    ________
 Net realized and unrealized gain (loss)                 .41     1.60               .35          .92        2.92
-------------------------------------------------   --------   ----------      --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       1.06     2.20               .86         1.31        3.20
-------------------------------------------------   --------   ----------      --------     --------    --------
Less distributions from:
 Net investment income                                (  .71)  (  .49)           (  .47)      (  .26)     (  .56)
_________________________________________________   ________   __________      ________     ________    ________
NET ASSET VALUE, END OF PERIOD                      $  24.78   $ 24.43         $  22.72     $  22.33    $  21.28
-------------------------------------------------   --------   ----------      --------     --------    --------
Total Return (%)                                     4.43b     9.82b, d         3.90b           6.26       17.66
_________________________________________________   ________   _____________   ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     7       30                34           33          21
_________________________________________________   ________   __________      ________     ________    ________
Ratio of expenses before expense reductions (%)          .89      .93               .95          .97         .99
_________________________________________________   ________   __________      ________     ________    ________
Ratio of expenses after expense reductions (%)           .88      .89               .91          .97         .99
_________________________________________________   ________   __________      ________     ________    ________
Ratio of net investment income (%)                      2.63       2.61d           2.28         1.80        1.48
_________________________________________________   ________   __________      ________     ________    ________
Portfolio turnover rate (%)                           190c        108            121c         131c        102c
-------------------------------------------------   --------   ----------      --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The portfolio turnover rate including mortgage dollar roll transactions was
    199%, 122%, 140% and 108% for the years ended
     December 31, 2007, December 31, 2005, December 31, 2004 and December 31,
2003, respectively.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%.
    Excluding this non-recurring income, total return would have been 0.10%
    lower.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BALANCED VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.77%                4.23%            $ 10,423.00           $  78.63
   2             10.25%                 0.77%                8.64%            $ 10,863.89           $  81.95
   3             15.76%                 0.77%               13.23%            $ 11,323.44           $  85.42
   4             21.55%                 0.77%               18.02%            $ 11,802.42           $  89.03
   5             27.63%                 0.77%               23.02%            $ 12,301.66           $  92.80
   6             34.01%                 0.77%               28.22%            $ 12,822.02           $  96.73
   7             40.71%                 0.77%               33.64%            $ 13,364.39           $ 100.82
   8             47.75%                 0.77%               39.30%            $ 13,929.70           $ 105.08
   9             55.13%                 0.77%               45.19%            $ 14,518.93           $ 109.53
  10             62.89%                 0.77%               51.33%            $ 15,133.08           $ 114.16
TOTAL                                                                                               $ 954.15

DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BALANCED
                                                              VIP   11

DWS BLUE CHIP VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the
S&P 500 Index (as of February 29, 2008, the S&P 500 Index had a median market capitalization of $10.8 billion) and that the portfolio managers consider to be
"blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US common stocks, it could invest up to
20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as

12   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BLUE CHIP
                                                              VIP   13

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  13.56      24.92       -8.07      -16.02      -22.31     26.76      15.55       9.68     15.19      3.15
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.19%, Q4 1998               WORST QUARTER: -17.49%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -10.94%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B           3.15          13.80           4.97
Russell 1000 Index            5.77          13.43           6.20

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

14   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.54%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.17
TOTAL ANNUAL OPERATING EXPENSES            0.96

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $98           $306           $531         $1,178

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2003.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2006.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
     and a product developer for FactSet Research.
   o Joined the portfolio in 2006.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BLUE CHIP
                                                              VIP   15

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BLUE CHIP VIP - CLASS B

YEARS ENDED DECEMBER 31,                        2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  16.12     $  14.83    $ 13.60     $ 11.80     $  9.35
-------------------------------------------  --------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income a                          .11       .11b         .09         .09         .04
___________________________________________  ________     ________    _______     _______     _______
 Net realized and unrealized gain (loss)          .36         2.07      1.22        1.74        2.45
-------------------------------------------  --------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                 .47         2.18      1.31        1.83        2.49
-------------------------------------------  --------     --------    -------     -------     -------
Less distributions from:
 Net investment income                         (  .11)      (  .08)   (  .08)     (  .03)     (  .04)
___________________________________________  ________     ________    _______     _______     _______
 Net realized gains                            (1.87)      (  .81)        -           -           -
-------------------------------------------  --------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                           (1.98)      (  .89)   (  .08)     (  .03)     (  .04)
-------------------------------------------  --------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $  14.61     $  16.12    $ 14.83     $ 13.60     $ 11.80
-------------------------------------------  --------     --------    -------     -------     -------
Total Return (%)                                 3.15      15.19b       9.68       15.55       26.76
___________________________________________  ________     ________    _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             11           46        44          37          17
___________________________________________  ________     ________    _______     _______     _______
Ratio of expenses (%)                            1.09         1.09      1.09        1.08        1.10
___________________________________________  ________     ________    _______     _______     _______
Ratio of net investment income (%)                .75       .74b         .61         .70         .43
___________________________________________  ________     ________    _______     _______     _______
Portfolio turnover rate (%)                       275          226       288         249         182
-------------------------------------------  --------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

16   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BLUE CHIP VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.96%                4.04%            $ 10,404.00           $    97.94
   2             10.25%                 0.96%                8.24%            $ 10,824.32           $   101.90
   3             15.76%                 0.96%               12.62%            $ 11,261.62           $   106.01
   4             21.55%                 0.96%               17.17%            $ 11,716.59           $   110.30
   5             27.63%                 0.96%               21.90%            $ 12,189.94           $   114.75
   6             34.01%                 0.96%               26.82%            $ 12,682.42           $   119.39
   7             40.71%                 0.96%               31.95%            $ 13,194.79           $   124.21
   8             47.75%                 0.96%               37.28%            $ 13,727.86           $   129.23
   9             55.13%                 0.96%               42.82%            $ 14,282.46           $   134.45
  10             62.89%                 0.96%               48.59%            $ 14,859.47           $   139.88
TOTAL                                                                                               $ 1,178.06

DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BLUE CHIP
                                                              VIP   17

DWS CORE FIXED INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers U.S. Aggregate Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers U.S. Aggregate
Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

PORTFOLIO MATURITY. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1//3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.
Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   7.67      -2.30      9.63      5.45      7.77      4.76      4.10      1.85      3.89     3.75
  1998      1999       2000      2001      2002      2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.03%, Q3 2002               WORST QUARTER: -2.44%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: -2.17%

20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                     3.75           3.67           4.61
Lehman Brothers U.S. Aggregate
Index                                   6.97           4.42           5.97

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.49%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.17
TOTAL ANNUAL OPERATING EXPENSES            0.91

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $93           $290           $504         $1,120

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio.
Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at
     First Pennsylvania Bank.
   o BA, Bucknell University; MBA, Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine
     Webber and Merrill Lynch.
   o BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at
     Prudential Securities.
   o BA, SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o BS, The Wharton School, University of Pennsylvania; MBA, University of
     Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment
     Advisors.
   o BS, Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1991 as member of Core Fixed Income; seconded to the
     London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o BS, Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset
     Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential
     Securities and national sales manager for fixed income securities at
     Prudential Securities.
   o BS, St. Peter's College; MBA, Baruch College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

22   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS CORE FIXED INCOME VIP - CLASS B

YEARS ENDED DECEMBER 31,                        2007        2006        2005        2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 11.84       $ 11.78    $  12.04    $  12.13   $ 11.96
------------------------------------------- -------       -------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income a                       .51            .49         .42         .45      .40
___________________________________________ _______       _______    ________    ________   _______
 Net realized and unrealized gain (loss)    (  .08)        (  .05)     (  .21)        .05      .15
------------------------------------------- -------       -------    --------    --------   -------
 Total from investment operations              .43            .44         .21         .50      .55
------------------------------------------- -------       -------    --------    --------   -------
Less distributions from:
 Net investment income                      (  .47)        (  .38)     (  .36)     (  .38)  (  .38)
___________________________________________ _______       _______    ________    ________   _______
 Net realized gains                              -         (  .00)*    (  .11)     (  .21)       -
------------------------------------------- -------       -------    --------    --------   -------
 TOTAL DISTRIBUTIONS                        (  .47)        (  .38)     (  .47)     (  .59)  (  .38)
------------------------------------------- -------       -------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD              $ 11.80       $ 11.84    $  11.78    $  12.04   $ 12.13
------------------------------------------- -------       -------    --------    --------   -------
Total Return (%)                              3.75           3.89        1.85        4.10     4.76
___________________________________________ _______       _______    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          69             82          89          88       45
___________________________________________ _______       _______    ________    ________   _______
Ratio of expenses (%)                         1.05           1.07        1.07        1.03     1.05
___________________________________________ _______       _______    ________    ________   _______
Ratio of net investment income (loss) (%)     4.39           4.17        3.56        3.81     3.36
___________________________________________ _______       _______    ________    ________   _______
Portfolio turnover rate (%)b                   197            183         164         185      229
------------------------------------------- -------       -------    --------    --------   -------

a   Based on average shares outstanding during the period.

b   The portfolio turnover rate including mortgage dollar roll transactions was
    209%, 198%, 241%, 176% and 204% for the years ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004 and December 31,
    2003, respectively.

*   Amount is less than $.005.

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   23

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS CORE FIXED INCOME VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.91%                4.09%            $ 10,409.00           $    92.86
   2             10.25%                 0.91%                8.35%            $ 10,834.73           $    96.66
   3             15.76%                 0.91%               12.78%            $ 11,277.87           $   100.61
   4             21.55%                 0.91%               17.39%            $ 11,739.13           $   104.73
   5             27.63%                 0.91%               22.19%            $ 12,219.26           $   109.01
   6             34.01%                 0.91%               27.19%            $ 12,719.03           $   113.47
   7             40.71%                 0.91%               32.39%            $ 13,239.24           $   118.11
   8             47.75%                 0.91%               37.81%            $ 13,780.73           $   122.94
   9             55.13%                 0.91%               43.44%            $ 14,344.36           $   127.97
  10             62.89%                 0.91%               49.31%            $ 14,931.04           $   133.20
TOTAL                                                                                               $ 1,119.56

24   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS DAVIS VENTURE VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates may compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

DWS VARIABLE SERIES II - CLASS B SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   25

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

26   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -16.02      29.42      11.42       9.23     14.34      4.14
   2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.04%, Q2 2003              WORST QUARTER: -12.72%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.03%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                 1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class B               4.14           13.40               6.20
Russell 1000 Value Index          -0.17          14.63               7.29

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

DWS VARIABLE SERIES II - CLASS B SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   27

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.86%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.16
TOTAL ANNUAL OPERATING Expenses 3          1.27

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes,brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $129           $403           $697         $1,534

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg,
who have each managed the portfolio since inception. Mr. Davis is Chairman of
Davis Selected Advisers, L.P. and manages several funds advised by the firm.
Mr. Davis began his investment career and joined the subadvisor in 1988. Mr.
Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

28   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS DAVIS VENTURE VALUE VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007          2006         2005         2004       2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.22   $ 12.47       $ 11.46      $ 10.29     $  7.98
-------------------------------------------------   --------   ----------    ---------    -------     -------
Income (loss) from investment operations:
 Net investment income (loss) a                          .09      .05           .04          .04         .02
_________________________________________________   ________   __________    _________    _______     _______
 Net realized and unrealized gain (loss)                 .49     1.73          1.01         1.13        2.32
-------------------------------------------------   --------   ----------    ---------    -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                        .58     1.78          1.05         1.17        2.34
-------------------------------------------------   --------   ----------    ---------    -------     -------
Less distributions from:
 Net investment income                                (  .05)  (  .03)       (  .04)      (  .00)*    (  .03)
_________________________________________________   ________   __________    _________    _______     _______
 Net realized gains                                   (  .18)       -             -           -            -
_________________________________________________   ________   __________    _________    _______     _______
 TOTAL DISTRIBUTIONS                                  (  .23)  (  .03)       (  .04)      (  .00)*    (  .03)
-------------------------------------------------   --------   ----------    ---------    -------     -------
NET ASSET VALUE, END OF PERIOD                      $  14.57   $ 14.22       $ 12.47      $ 11.46     $ 10.29
-------------------------------------------------   --------   ----------    ---------    -------     -------
Total Return (%)                                     4.14b        14.34b        9.23b      11.42       29.42
_________________________________________________   ________   __________    _________    _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    23       80            78          66           29
_________________________________________________   ________   __________    _________    _______     _______
Ratio of expenses before expense reductions (%)         1.39     1.40          1.41         1.44        1.40
_________________________________________________   ________   __________    _________    _______     _______
Ratio of expenses after expense reductions (%)          1.25     1.23          1.34         1.44        1.40
_________________________________________________   ________   __________    _________    _______     _______
Ratio of net investment income (%)                       .64      .39           .40          .36         .23
_________________________________________________   ________   __________    _________    _______     _______
Portfolio turnover rate (%)                                9       16             8           3            7
-------------------------------------------------   --------   ----------    ---------    -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

DWS VARIABLE SERIES II - CLASS B SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   29

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DAVIS VENTURE VALUE VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.27%                3.73%            $ 10,373.00          $   129.37
   2             10.25%                 1.27%                7.60%            $ 10,759.91          $   134.19
   3             15.76%                 1.27%               11.61%            $ 11,161.26          $   139.20
   4             21.55%                 1.27%               15.78%            $ 11,577.57          $   144.39
   5             27.63%                 1.27%               20.09%            $ 12,009.42          $   149.78
   6             34.01%                 1.27%               24.57%            $ 12,457.37          $   155.36
   7             40.71%                 1.27%               29.22%            $ 12,922.03          $   161.16
   8             47.75%                 1.27%               34.04%            $ 13,404.02          $   167.17
   9             55.13%                 1.27%               39.04%            $ 13,903.99          $   173.41
  10             62.89%                 1.27%               44.23%            $ 14,422.61          $   179.87
TOTAL                                                                                              $ 1,533.90

30   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS DREMAN HIGH RETURN EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February
29, 2008, the S&P 500 Index had a median market capitalization of $10.8 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio may invest up to 20% of net assets in US dollar-denominated
American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).
Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   31

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

32   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                         CLASS B SHARES

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -11.38      30.19       1.44      -18.25     31.60      13.53       7.51     18.21       -2.19
   1999       2000       2001       2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.65%, Q2 2003               WORST QUARTER: -17.44%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.41%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                           1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class B                          -2.19          13.18               6.42
Standard & Poor's (S&P) 500 Index            5.49           12.83               4.59

*   Since 5/4/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   33

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.64%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.24
TOTAL ANNUAL OPERATING EXPENSES            1.13
Less Expense Reimbursement                 0.02
NET ANNUAL OPERATING Expenses 3            1.11

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.11%
    for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in Year 1 and two years of capped expenses in Years 3, 5 and 10), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $113           $355           $618         $1,371

34   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio team in 1998.
   o Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President and Portfolio Manager.
   o Managing Director of Dreman Value Management, L.L.C.
   o Joined Dreman Value Management, L.L.C. in 2000.
   o Began investment career in 1986.
   o Joined the portfolio team in 2002.
   o Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
     Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a
     Portfolio Manager at NFJ Investment Group since 1997; Vice President -
     Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2006.
   o MS, Texas Tech University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   35

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS DREMAN HIGH RETURN EQUITY VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 15.02     $  13.39    $ 12.63     $ 11.27     $  8.75
------------------------------------------------   -------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss) a                        .24          .22       .19         .18         .16
________________________________________________   _______     ________    _______     _______     _______
 Net realized and unrealized gain (loss)            (  .56)        2.19       .75        1.33        2.53
------------------------------------------------   -------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                   (  .32)        2.41       .94        1.51        2.69
------------------------------------------------   -------     --------    -------     -------     -------
Less distributions from:
 Net investment income                              (  .16)      (  .19)   (  .18)     (  .15)     (  .17)
________________________________________________   _______     ________    _______     _______     _______
 Net realized gains                                 (  .13)      (  .59)        -           -           -
------------------------------------------------   -------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                                (  .29)      (  .78)   (  .18)     (  .15)     (  .17)
------------------------------------------------   -------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $ 14.41     $  15.02    $ 13.39     $ 12.63     $ 11.27
------------------------------------------------   -------     --------    -------     -------     -------
Total Return (%)                                    (2.19)b    18.21b       7.51       13.53       31.60
________________________________________________   _______     ________    _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  37          191       135         117          66
________________________________________________   _______     ________    _______     _______     _______
Ratio of expenses before expense reduction (%)        1.15         1.16      1.17        1.16        1.18
________________________________________________   _______     ________    _______     _______     _______
Ratio of expenses after expense reduction (%)         1.13         1.16      1.17        1.16        1.18
________________________________________________   _______     ________    _______     _______     _______
Ratio of net investment income (%)                    1.59         1.48      1.45        1.58        1.75
________________________________________________   _______     ________    _______     _______     _______
Portfolio turnover rate (%)                             27           20        10           9          18
------------------------------------------------   -------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

36   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DREMAN HIGH RETURN EQUITY VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.11%                3.89%            $ 10,389.00          $   113.16
   2             10.25%                 1.11%                7.93%            $ 10,793.13          $   117.56
   3             15.76%                 1.13%               12.11%            $ 11,210.83          $   124.32
   4             21.55%                 1.13%               16.45%            $ 11,644.69          $   129.13
   5             27.63%                 1.13%               20.95%            $ 12,095.33          $   134.13
   6             34.01%                 1.13%               25.63%            $ 12,563.42          $   139.32
   7             40.71%                 1.13%               30.50%            $ 13,049.63          $   144.71
   8             47.75%                 1.13%               35.55%            $ 13,554.65          $   150.31
   9             55.13%                 1.13%               40.79%            $ 14,079.21          $   156.13
  10             62.89%                 1.13%               46.24%            $ 14,624.08          $   162.17
TOTAL                                                                                              $ 1,370.94

DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   37

DWS DREMAN SMALL MID CAP VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell
2000 (Reg. TM) Value Index (as of February 29, 2008, the Russell 2000 (Reg. TM)
Value Index had a median market capitalization of $493 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 29, 2008, the
Russell Midcap (Reg. TM) Value Index had a median market capitalization of $3.7 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

The portfolio managers begin their stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E)
ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).

Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

38   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   39

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value
Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value
VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -11.47       2.54      3.79     17.37       -11.63     41.65      25.52       9.78     24.59      2.67
   1998       1999      2000      2001        2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.63%, Q2 2003              WORST QUARTER: -22.52%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -9.97%

40   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                 1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B               2.67           20.08           9.33
Russell 2500 Value Index          -7.27          16.17           9.66
Russell 2000 Value Index          -1.57          16.25           7.08

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.64%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.28
TOTAL ANNUAL OPERATING EXPENSES            1.17

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $119           $372           $644         $1,420

DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   41

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Portfolio Manager.
   o Joined Dreman Value Management L.L.C. in 2006 as a Managing Director and
     Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a
     Portfolio Manager at NFJ Investment Group since 1997; Vice President -
     Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
     Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
     RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio in 2006.
   o MS, Texas Tech University.

Mark Roach
Managing Director and Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
     Portfolio Manager of Small and Mid Cap products, and joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
     managing a small cap product from 2002 through 2006; security analyst from
     1997 to 2001 for various institutions including Fifth and Third Bank,
     Lynch, Jones & Ryan and USAA.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

42   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value
VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B

YEARS ENDED DECEMBER 31,                        2007        2006        2005        2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  22.88    $  19.93    $  20.01   $ 16.03      $  11.65
-------------------------------------------  --------    --------    --------   -------      --------
Income (loss) from investment operations:
 Net investment income (loss) a                   .10         .07         .11      .10            .13
__________________________________ ________  ________    ________    ________   _______      ________
 Net realized and unrealized gain (loss)          .54        4.67        1.66     3.97           4.56
-------------------------------------------  --------    --------    --------   -------      --------
 TOTAL FROM INVESTMENT OPERATIONS                 .64        4.74        1.77     4.07           4.69
-------------------------------------------  --------    --------    --------   -------      --------
Less distributions from:
 Net investment income                         (  .14)     (  .08)     (  .07)  (  .09)        (  .12)
___________________________________________  ________    ________    ________   _______      ________
 Net realized gains                            (3.30)     (1.71)     (1.78)       -         (  .19)
-------------------------------------------  --------    --------    --------   -------      --------
 TOTAL DISTRIBUTIONS                           (3.44)     (1.79)     (1.85)  (  .09)        (  .31)
-------------------------------------------  --------    --------    --------   -------      --------
NET ASSET VALUE, END OF PERIOD               $  20.08    $  22.88    $  19.93   $ 20.01      $  16.03
-------------------------------------------  --------    --------    --------   -------      --------
Total Return (%)                                 2.67       24.59        9.78    25.52          41.65
___________________________________________  ________    ________    ________   _______      ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             34          90          83       71             32
___________________________________________  ________    ________    ________   _______      ________
Ratio of expenses (%)                            1.16        1.17        1.19     1.16           1.19
___________________________________________  ________    ________    ________   _______      ________
Ratio of net investment income (%)                .47         .33         .56      .59           1.07
___________________________________________  ________    ________    ________   _______      ________
Portfolio turnover rate (%)                       110          52          61       73             71
-------------------------------------------  --------    --------    --------   -------      --------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   43

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.17%                3.83%            $ 10,383.00          $   119.24
   2             10.25%                 1.17%                7.81%            $ 10,780.67          $   123.81
   3             15.76%                 1.17%               11.94%            $ 11,193.57          $   128.55
   4             21.55%                 1.17%               16.22%            $ 11,622.28          $   133.47
   5             27.63%                 1.17%               20.67%            $ 12,067.42          $   138.58
   6             34.01%                 1.17%               25.30%            $ 12,529.60          $   143.89
   7             40.71%                 1.17%               30.09%            $ 13,009.48          $   149.40
   8             47.75%                 1.17%               35.08%            $ 13,507.74          $   155.13
   9             55.13%                 1.17%               40.25%            $ 14,025.09          $   161.07
  10             62.89%                 1.17%               45.62%            $ 14,562.25          $   167.24
TOTAL                                                                                              $ 1,420.38

44   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS GLOBAL THEMATIC VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% policy.

OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade
BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   45

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

46   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   47

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  26.39       -3.60      -15.69      -16.10     28.96      14.33      22.50      29.65      5.84
  1999       2000        2001        2002       2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.29%, Q4 1999              WORST QUARTER: -16.07%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -8.76%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class B           5.84          19.91               7.93
MSCI World Index              9.04          16.96               5.67

*   Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

48   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                 CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                            0.92%
Distribution/Service (12b-1) Fee            0.25
Other Expenses 2                            0.50
Underlying Portfolio Expenses 3             0.01
TOTAL ANNUAL OPERATING EXPENSES             1.68
Less Expense Waiver/Reimbursement           0.22
NET ANNUAL OPERATING EXPENSES4              1.46

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

4   Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.45%
    for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying
    DWS portfolios.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $149           $508           $892         $1,969

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   49

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers
     Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities
     Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher
     School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

50   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GLOBAL THEMATIC VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  17.38     $  14.43    $ 11.78     $ 10.38     $  8.06
-------------------------------------------------  --------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss) a                         .07       .09c         .07         .00d        .04
_________________________________________________  ________     ________    _______     _______     _______
 Net realized and unrealized gain (loss)                .90         4.02      2.58        1.48        2.29
-------------------------------------------------  --------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                       .97         4.11      2.65        1.48        2.33
-------------------------------------------------  --------     --------    -------     -------     -------
Less distributions from:
 Net investment income                               (  .05)      (  .03)        -      (  .08)     (  .01)
_________________________________________________  ________     ________    _______     _______     _______
 Net realized gains                                  (2.64)      (1.13)        -           -           -
-------------------------------------------------  --------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                                 (2.69)      (1.16)        -      (  .08)     (  .01)
-------------------------------------------------  --------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  15.66     $  17.38    $ 14.43     $ 11.78     $ 10.38
-------------------------------------------------  --------     --------    -------     -------     -------
Total Return (%)b                                      5.84      29.65c      22.50       14.33       28.96
_________________________________________________  ________     ________    _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   10           25        20          13           6
_________________________________________________  ________     ________    _______     _______     _______
Ratio of expenses before expense reductions (%)        1.81         1.76      1.79        1.84        1.87
_________________________________________________  ________     ________    _______     _______     _______
Ratio of expenses after expense reductions (%)         1.47         1.43      1.65        1.83        1.64
_________________________________________________  ________     ________    _______     _______     _______
Ratio of net investment income (%)                      .46       .53c         .61         .02         .55
_________________________________________________  ________     ________    _______     _______     _______
Portfolio turnover rate (%)                             191          136        95          81          65
-------------------------------------------------  --------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

d   Amount is less than $.005 per share.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   51

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GLOBAL THEMATIC VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.46%                3.54%            $ 10,354.00          $   148.58
   2             10.25%                 1.68%                6.98%            $ 10,697.75          $   176.83
   3             15.76%                 1.68%               10.53%            $ 11,052.92          $   182.71
   4             21.55%                 1.68%               14.20%            $ 11,419.88          $   188.77
   5             27.63%                 1.68%               17.99%            $ 11,799.01          $   195.04
   6             34.01%                 1.68%               21.91%            $ 12,190.74          $   201.51
   7             40.71%                 1.68%               25.95%            $ 12,595.47          $   208.20
   8             47.75%                 1.68%               30.14%            $ 13,013.64          $   215.12
   9             55.13%                 1.68%               34.46%            $ 13,445.70          $   222.26
  10             62.89%                 1.68%               38.92%            $ 13,892.09          $   229.64
TOTAL                                                                                              $ 1,968.66

52   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and
  supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
The portfolio may use derivative instruments as described in "Other
Investments."

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each.
The portfolio managers' decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the portfolio managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The portfolio managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities.
These securities are generally considered to be among the very highest quality securities.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   53

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

54   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   6.76      0.43     10.65       7.22      7.81      1.83      3.36      2.24      3.74     5.43
  1998      1999      2000       2001      2002      2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.07%, Q3 2001              WORST QUARTER: -1.06%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: 2.23%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                   1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                  5.43           3.31           4.90
Lehman Brothers GNMA Index           6.98           4.39           5.85

LEHMAN BROTHERS GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National
Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   55

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.45%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.34
TOTAL ANNUAL OPERATING Expenses 3          1.04

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.04% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursment arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
    September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $106           $331           $574         $1,271

56   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   57

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B

YEARS ENDED DECEMBER 31,                               2007         2006        2005        2004        2003

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 12.25       $ 12.23      $  12.52    $  12.51    $  12.82
------------------------------------------------- ----------    -------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                             .53           .50            .47         .40         .27
_________________________________________________ __________    _______      ________    ________    ________
 Net realized and unrealized gain (loss)             .12        (  .06)        (  .21)        .02      (  .04)
------------------------------------------------- ----------    -------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                    .65           .44            .26         .42         .23
------------------------------------------------- ----------    -------      --------    --------    --------
Less distributions from:
 Net investment income                            (  .55)       (  .42)        (  .45)     (  .30)     (  .32)
_________________________________________________ __________    _______      ________    ________    ________
 Net realized gains                                    -             -         (  .10)     (  .11)     (  .22)
------------------------------------------------- ----------    -------      --------    --------    --------
 TOTAL DISTRIBUTIONS                              (  .55)       (  .42)        (  .55)     (  .41)     (  .54)
------------------------------------------------- ----------    -------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD                    $ 12.35       $ 12.25      $  12.23    $  12.52    $  12.51
------------------------------------------------- ----------    -------      --------    --------    --------
Total Return (%)                                      5.43b       3.74           2.24        3.36        1.83
_________________________________________________ __________    _______      ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 5            33             47          49          38
_________________________________________________ __________    _______      ________    ________    ________
Ratio of expenses before expense reductions (%)     1.04          1.07           1.02        1.00         .98
_________________________________________________ __________    _______      ________    ________    ________
Ratio of expenses after expense reductions (%)      1.01          1.07           1.02        1.00         .98
_________________________________________________ __________    _______      ________    ________    ________
Ratio of net investment income (%)                  4.39          4.16           3.78        3.21        2.13
_________________________________________________ __________    _______      ________    ________    ________
Portfolio turnover rate (%)c                         465           241            191         226         511
------------------------------------------------- ----------    -------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The portfolio turnover rate including mortgage dollar roll transactions was
    629%, 403%, 325%, 391% and 536% for the periods ended December 31, 2007,
    December 31, 2006, December 30, 2005, December 31, 2004 and December 31,
    2003, respectively.

58   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.04%                3.96%            $ 10,396.00          $   106.06
   2             10.25%                 1.04%                8.08%            $ 10,807.68          $   110.26
   3             15.76%                 1.04%               12.36%            $ 11,235.67          $   114.63
   4             21.55%                 1.04%               16.81%            $ 11,680.60          $   119.16
   5             27.63%                 1.04%               21.43%            $ 12,143.15          $   123.88
   6             34.01%                 1.04%               26.24%            $ 12,624.02          $   128.79
   7             40.71%                 1.04%               31.24%            $ 13,123.93          $   133.89
   8             47.75%                 1.04%               36.44%            $ 13,643.64          $   139.19
   9             55.13%                 1.04%               41.84%            $ 14,183.93          $   144.70
  10             62.89%                 1.04%               47.46%            $ 14,475.61          $   150.43
TOTAL                                                                                              $ 1,270.99

DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   59

DWS HIGH INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category
(i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.

60   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   61

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

62   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   1.20      1.90      -8.91      2.37      -0.58     24.14      12.08       3.41     10.11      0.54
  1998      1999      2000       2001      2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.44%, Q2 2003               WORST QUARTER: -6.72%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -3.63%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                       1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                      0.54           9.76           4.30
Credit Suisse High Yield Index           2.65          10.97           6.10

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   63

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.49%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.20
TOTAL ANNUAL OPERATING EXPENSES            0.94

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $96           $300           $520         $1,155

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as the head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

64   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS HIGH INCOME VIP - CLASS B

YEARS ENDED DECEMBER 31,                            2007            2006            2005            2004            2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.38         $  8.22         $  8.77         $  8.41         $  7.39
-------------------------------------------       -------         -------         -------         -------         -------
Income (loss) from investment operations:
 Net investment income a                              .60             .59             .65             .64             .64
___________________________________________       _______         _______         _______         _______         _______
 Net realized and unrealized gain (loss)            ( .54)            .20           ( .39)            .32            1.03
-------------------------------------------       -------         -------         -------         -------         -------
 TOTAL FROM INVESTMENT OPERATIONS                     .06             .79             .26             .96            1.67
-------------------------------------------       -------         -------         -------         -------         -------
Less distributions from:
 Net investment income                              ( .63)          ( .63)          ( .81)          ( .60)          ( .65)
___________________________________________       _______         _______         _______         _______         _______
NET ASSET VALUE, END OF PERIOD                    $  7.81         $  8.38         $  8.22         $  8.77         $  8.41
-------------------------------------------       -------         -------         -------         -------         -------
Total Return (%)                                      .54           10.11            3.41           12.08           24.14
___________________________________________       _______         _______         _______         _______         _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 10              53              56              57              37
___________________________________________       _______         _______         _______         _______         _______
Ratio of expenses (%)                                1.08            1.10            1.10            1.06            1.06
___________________________________________       _______         _______         _______         _______         _______
Ratio of net investment income (%)                   7.45            7.34            7.87            7.71            8.23
___________________________________________       _______         _______         _______         _______         _______
Portfolio turnover rate (%)                            61              93             100             162             165
-------------------------------------------       -------         -------         -------         -------         -------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   65

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS HIGH INCOME VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES

   1              5.00%                 0.94%                4.06%            $ 10,406.00           $    95.91
   2             10.25%                 0.94%                8.28%            $ 10,828.48           $    99.80
   3             15.76%                 0.94%               12.68%            $ 11,268.12           $   103.85
   4             21.55%                 0.94%               17.26%            $ 11,725.61           $   108.07
   5             27.63%                 0.94%               22.02%            $ 12,201.67           $   112.46
   6             34.01%                 0.94%               26.97%            $ 12,697.05           $   117.02
   7             40.71%                 0.94%               32.13%            $ 13,212.55           $   121.78
   8             47.75%                 0.94%               37.49%            $ 13,748.98           $   126.72
   9             55.13%                 0.94%               43.07%            $ 14,307.19           $   131.86
  10             62.89%                 0.94%               48.88%            $ 14,888.06           $   137.22
TOTAL                                                                                               $ 1,154.69

66   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS INTERNATIONAL SELECT EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies located in countries with, or tied economically to, developed economies (other than the
United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index
tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United
Kingdom.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin
America, the Middle East, Eastern Europe, Asia and Africa. Typically, the
portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

The portfolio managers seek to identify a focused list of approximately 35 to
50 companies that offer, in the manager's opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of this strategy.

The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index.

As of February 29, 2008, the MSCI EAFE (Reg. TM) Index had a median market capitalization of approximately $5.8 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   67

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio managers may use derivatives in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

68   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   69

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research
Portfolio and operated with a different goal and investment strategy. Prior to
May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or
Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   9.74     45.35       -20.68      -24.62      -13.82     29.42      17.84      14.00      25.06      16.20
  1998      1999        2000        2001        2002       2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.95%, Q4 1999              WORST QUARTER: -17.38%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -8.91%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                               1 YEAR         5 YEARS        10 YEARS

Portfolio - Class B              16.20          20.36           7.58
MSCI EAFE + EMF Index            16.31          24.17           9.86
MSCI EAFE Index                  11.17          21.59           8.66

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

70   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.65%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.28
TOTAL ANNUAL OPERATING EXPENSES            1.18

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $120           $375           $649         $1,432

THE PORTFOLIO MANAGER

The following people handle the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 as an analyst for International
     Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan
     Stanley Capital Management, JP Morgan Securities and Scudder Kemper
     Investments.
   o Joined the portfolio in 2008.
   o BA, MA from Louisiana State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   71

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS B

YEARS ENDED DECEMBER 31,                        2007         2006         2005        2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  16.26   $ 13.21       $ 11.88     $ 10.15     $  7.94
-------------------------------------------  --------   ----------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income a                          .19       .19b         .15         .13         .06
___________________________________________  ________   __________    _______     _______     _______
 Net realized and unrealized gain (loss)         2.22     3.09          1.47        1.67        2.24
-------------------------------------------  --------   ----------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                2.41     3.28          1.62        1.80        2.30
-------------------------------------------  --------   ----------    -------     -------     -------
Less distributions from:
 Net investment income                         (  .39)  (  .23)       (  .29)     (  .07)     (  .09)
___________________________________________  ________   __________    _______     _______     _______
 Net realized gains                            (1.58)       -             -           -           -
___________________________________________  ________   __________    _______     _______     _______
 TOTAL DISTRIBUTIONS                           (1.97)  (  .23)       (  .29)     (  .07)     (  .09)
-------------------------------------------  --------   ----------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $  16.70   $ 16.26       $ 13.21     $ 11.88     $ 10.15
-------------------------------------------  --------   ----------    -------     -------     -------
Total Return (%)                                16.20    25.06         14.00       17.84       29.42
___________________________________________  ________   __________    _______     _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             15       73            62          47          18
___________________________________________  ________   __________    _______     _______     _______
Ratio of expenses (%)                            1.30     1.26          1.26        1.28        1.33
___________________________________________  ________   __________    _______     _______     _______
Ratio of net investment income (%)               1.16       1.27b       1.20        1.19         .78
___________________________________________  ________   __________    _______     _______     _______
Portfolio turnover rate (%)                       117      122            93          88         139
-------------------------------------------  --------   ----------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and
    1.01% of average daily net assets, respectively.

72   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.18%                3.82%            $ 10,382.00          $   120.25
   2             10.25%                 1.18%                7.79%            $ 10,778.59          $   124.85
   3             15.76%                 1.18%               11.90%            $ 11,190.33          $   129.62
   4             21.55%                 1.18%               16.18%            $ 11,617.81          $   134.57
   5             27.63%                 1.18%               20.62%            $ 12,061.61          $   139.71
   6             34.01%                 1.18%               25.22%            $ 12,522.36          $   145.05
   7             40.71%                 1.18%               30.01%            $ 13,000.71          $   150.59
   8             47.75%                 1.18%               34.97%            $ 13,497.34          $   156.34
   9             55.13%                 1.18%               40.13%            $ 14,012.94          $   162.31
  10             62.89%                 1.18%               45.48%            $ 14,548.23          $   168.51
TOTAL                                                                                              $ 1,431.80

DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   73

DWS JANUS GROWTH & INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least
25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly
(e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes.
Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio may invest in debt securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

74   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

EQUITY-LINKED STRUCTURED NOTES. Equity-linked structured notes may be more volatile or less liquid than other types of debt securities, may have no guaranteed return of capital and may exhibit price behavior that does not correlate with other debt securities.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DWS VARIABLE SERIES II - CLASS B SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   75

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o debt securities may be subject to interest rate risk and credit risk.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -9.40       -12.50      -20.34     23.94      11.09      11.71       7.98     6.22
  2000        2001        2002       2003       2004       2005       2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.36%, Q4 2004              WORST QUARTER: -15.90%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.67%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class B                 6.22          12.02              3.06
Russell 1000 Growth Index          11.81          12.11              -1.05

*   Since 10/29/99. Index comparison begins 10/31/99.

76   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.67%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.23
TOTAL ANNUAL OPERATING EXPENSES            1.15

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $117           $365           $633         $1,398

THE PORTFOLIO MANAGER

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. He has managed the portfolio since November
2007. Mr. Pinto is also a portfolio manager of other Janus accounts. Mr. Pinto joined Janus in 1994 as an analyst and has acted as portfolio manager of other
Janus-advised mutual funds since 2005. Mr. Pinto holds a Bachelor's degree in
History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   77

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS JANUS GROWTH & INCOME VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007        2006         2005        2004       2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------        -
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.82    $  10.97   $  9.82       $ 8.84      $  7.17
-------------------------------------------------  --------    --------   ----------    ------      -------
Income (loss) from investment operations:
 Net investment income (loss) a                         .07         .03      .01        ( .01)          .00*
_________________________________________________  ________    ________   __________    ______      _______
 Net realized and unrealized gain (loss)                .66         .85     1.14          .99          1.71
-------------------------------------------------  --------    --------   ----------    ------      -------
 TOTAL FROM INVESTMENT OPERATIONS                       .73         .88     1.15          .98          1.71
-------------------------------------------------  --------    --------   ----------    ------      -------
Less distributions from:
 Net investment income                               (  .02)     (  .03)       -            -         ( .04)
_________________________________________________  ________    ________   __________    ______      _______
NET ASSET VALUE, END OF PERIOD                     $  12.53    $  11.82   $ 10.97       $ 9.82      $  8.84
-------------------------------------------------  --------    --------   ----------    ------      -------
Total Return (%)                                       6.22        7.98      11.71b     11.09         23.94
_________________________________________________  ________    ________   __________    ______      _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    5          32       32           27            15
_________________________________________________  ________    ________   __________    ______      _______
Ratio of expenses before expense reductions (%)        1.29        1.24     1.32         1.44          1.47
_________________________________________________  ________    ________   __________    ______      _______
Ratio of expenses after expense reductions (%)         1.29        1.24     1.30         1.44          1.47
_________________________________________________  ________    ________   __________    ______      _______
Ratio of net investment income (loss) (%)               .55         .29      .07        ( .04)        ( .01)
_________________________________________________  ________    ________   __________    ______      _______
Portfolio turnover rate (%)                              73          44       32           52            46
-------------------------------------------------  --------    --------   ----------    ------      -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005 per share.

78   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS JANUS GROWTH & INCOME VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.15%                3.85%            $ 10,385.00          $   117.21
   2             10.25%                 1.15%                7.85%            $ 10,784.82          $   121.73
   3             15.76%                 1.15%               12.00%            $ 11,200.04          $   126.41
   4             21.55%                 1.15%               16.31%            $ 11,631.24          $   131.28
   5             27.63%                 1.15%               20.79%            $ 12,079.04          $   136.33
   6             34.01%                 1.15%               25.44%            $ 12,544.09          $   141.58
   7             40.71%                 1.15%               30.27%            $ 13,027.03          $   147.03
   8             47.75%                 1.15%               35.29%            $ 13,528.57          $   152.69
   9             55.13%                 1.15%               40.49%            $ 14,049.42          $   158.57
  10             62.89%                 1.15%               45.90%            $ 14,590.33          $   164.68
TOTAL                                                                                              $ 1,397.51

DWS VARIABLE SERIES II - CLASS B SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   79

DWS LARGE CAP VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 29, 2008,
the Russell 1000 (Reg. TM) Value Index had a median market capitalization of
$4.8 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The portfolio manager then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The portfolio manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives
(contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

80   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS LARGE CAP VALUE
                                                         VIP   81

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  18.96       -10.44     15.84       1.61      -15.18     32.19       9.65      1.58     14.96      12.77
  1998        1999       2000       2001       2002       2003       2004      2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.75%, Q2 2003              WORST QUARTER: -19.15%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.17%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR         5 YEARS        10 YEARS

Portfolio - Class B                12.77           13.80           7.34
Russell 1000 Value Index            -0.17          14.63           7.68

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

82   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.65%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.18
TOTAL ANNUAL OPERATING EXPENSES            1.08

1   Restated on an annualized basis to reflect fee changes which took effect on
    April 11, 2007.

2   Restated on an annualized basis to reflect fee changes which took effect on
    April 11, 2007. Includes a 0.10% administrative services fee paid to the
    Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $110           $343           $595         $1,317

THE PORTFOLIO MANAGER

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and served as executive assistant to board member.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at
     University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS LARGE CAP VALUE
                                                         VIP   83

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS LARGE CAP VALUE VIP - CLASS B

YEARS ENDED DECEMBER 31,                               2007           2006         2005         2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   17.94      $  15.79      $  15.77    $  14.55    $  11.23
-------------------------------------------------   ---------      --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .19        .23c             .19         .22         .18
_________________________________________________   _________      ________      ________    ________    ________
 Net realized and unrealized gain (loss)                 1.99          2.11           .05        1.17        3.35
-------------------------------------------------   ---------      --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        2.18          2.34           .24        1.39        3.53
-------------------------------------------------   ---------      --------      --------    --------    --------
Less distributions from:
 Net investment income                                 (  .25)       (  .19)       (  .22)     (  .17)     (  .21)
_________________________________________________   _________      ________      ________    ________    ________
 Net realized gains                                    (  .67)            -             -           -           -
_________________________________________________   _________      ________      ________    ________    ________
 TOTAL DISTRIBUTIONS                                   (  .92)       (  .19)       (  .22)     (  .17)     (  .21)
-------------------------------------------------   ---------      --------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   19.20      $  17.94      $  15.79    $  15.77    $  14.55
-------------------------------------------------   ---------      --------      --------    --------    --------
Total Return (%)                                     12.77b,d       14.96c        1.58b          9.65       32.19
_________________________________________________   _________      ________      ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      8            40            40          40          18
_________________________________________________   _________      ________      ________    ________    ________
Ratio of expenses before expense reductions (%)          1.21          1.21          1.21        1.18        1.19
_________________________________________________   _________      ________      ________    ________    ________
Ratio of expenses after expense reductions (%)           1.20          1.21          1.20        1.18        1.19
_________________________________________________   _________      ________      ________    ________    ________
Ratio of net investment income (loss) (%)                1.06        1.35c           1.24        1.46        1.55
_________________________________________________   _________      ________      ________    ________    ________
Portfolio turnover rate (%)                               103            76            64          40          58
-------------------------------------------------   ---------      --------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%.
    Excluding this non-recurring income, total return would have been 0.04%
    lower.

d   Includes a reimbursement from the Advisor for $92,456 for losses on certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

84   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS LARGE CAP VALUE VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.08%                3.92%            $ 10,392.00          $   110.12
   2             10.25%                 1.08%                7.99%            $ 10,799.37          $   114.43
   3             15.76%                 1.08%               12.23%            $ 11,222.70          $   118.92
   4             21.55%                 1.08%               16.63%            $ 11,662.63          $   123.58
   5             27.63%                 1.08%               21.20%            $ 12,119.81          $   128.43
   6             34.01%                 1.08%               25.95%            $ 12,594.90          $   133.46
   7             40.71%                 1.08%               30.89%            $ 13,088.62          $   138.69
   8             47.75%                 1.08%               36.02%            $ 13,601.70          $   144.13
   9             55.13%                 1.08%               41.35%            $ 14,134.88          $   149.78
  10             62.89%                 1.08%               46.89%            $ 14,688.97          $   155.65
TOTAL                                                                                              $ 1,317.19

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS LARGE CAP VALUE
                                                         VIP   85

DWS MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap(TM) Growth Index (as of
February 29, 2008, the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of $4.05 billion) or securities with equity characteristics that provide exposure to those companies. The portfolio's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of medium-sized growth-oriented US companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on undervalued stocks with fast growing earnings and superior near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

86   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   87

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -5.20       -21.96      -30.76     33.43       3.61     14.65      10.55      7.92
  2000        2001        2002       2003       2004      2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.35%, Q4 2001               WORST QUARTER: -25.99%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -12.51%

88   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        SINCE INCEPTION*

Portfolio - Class B                         7.92          13.59               3.55
Russell Midcap Growth Index                11.43          17.90               5.80
Russell 3000 Growth Index                  11.40          12.42               0.14
Standard & Poor's (S&P) 500 Index           5.49          12.83               2.76

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 3000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 (Reg. TM) Index.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.67%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.28
TOTAL ANNUAL OPERATING Expenses 3          1.20

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $122           $381           $660         $1,455

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   89

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton
     School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

90   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

DWS MID CAP GROWTH VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007         2006        2005       2004       2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.37      $ 11.19     $  9.76    $  9.42    $  7.06
-------------------------------------------------  --------      -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                       (  .10)      (  .10)c    (  .09)     ( .05)     ( .09)
_________________________________________________  ________      _______     _______    _______    _______
 Net realized and unrealized gain (loss)               1.08         1.28        1.52        .39       2.45
-------------------------------------------------  --------      -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                       .98         1.18        1.43        .34       2.36
-------------------------------------------------  --------      -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $  13.35      $ 12.37     $ 11.19    $  9.76    $  9.42
-------------------------------------------------  --------      -------     -------    -------    -------
Total Return (%)b                                      7.92      10.55c        14.65       3.61      33.43
_________________________________________________  ________      _______     _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    2            8           7          6          4
_________________________________________________  ________      _______     _______    _______    _______
Ratio of expenses before expense reductions (%)        1.43         1.42        1.40       1.41       1.37
_________________________________________________  ________      _______     _______    _______    _______
Ratio of expenses after expense reductions (%)         1.28         1.29        1.32       1.34       1.34
_________________________________________________  ________      _______     _______    _______    _______
Ratio of net investment income (loss) (%)            (  .76)      (  .87)c    (  .82)     ( .50)     ( .96)
_________________________________________________  ________      _______     _______    _______    _______
Portfolio turnover rate (%)                              68           46         104        103         91
-------------------------------------------------  --------      -------     -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%.
    Excluding this non-recurring income, total return would have been 0.03%
    lower.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   91

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MID CAP GROWTH VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.20%                3.80%            $ 10,380.00          $   122.28
   2             10.25%                 1.20%                7.74%            $ 10,774.44          $   126.93
   3             15.76%                 1.20%               11.84%            $ 11,183.87          $   131.75
   4             21.55%                 1.20%               16.09%            $ 11,608.86          $   136.76
   5             27.63%                 1.20%               20.50%            $ 12,049.99          $   141.95
   6             34.01%                 1.20%               25.08%            $ 12,507.89          $   147.35
   7             40.71%                 1.20%               29.83%            $ 12,983.19          $   152.95
   8             47.75%                 1.20%               34.77%            $ 13,476.55          $   158.76
   9             55.13%                 1.20%               39.89%            $ 13,988.66          $   164.79
  10             62.89%                 1.20%               45.20%            $ 14,520.23          $   171.05
TOTAL                                                                                              $ 1,454.57

92   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS MONEY MARKET VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's Advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio may not concentrate its investments in any particular industry
  (excluding US Government Obligations), as that term is used in the
  Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time, except that the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

 - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

 - are unrated, but are determined to be of similar quality by the Advisor; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

DWS VARIABLE SERIES II - CLASS B SHARES                   DWS MONEY MARKET
                                                          VIP   93

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest at least
25% of its total assets in obligations of banks and other financial institutions.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy.
The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.
Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected.
This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

94   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   4.88      4.58      5.84      3.49      1.20      0.42      0.52      2.42      4.25     4.65
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.50%, Q3 2000              WORST QUARTER: 0.04%, Q3 2003
2008 TOTAL RETURN AS OF MARCH 31: 0.79%

DWS VARIABLE SERIES II - CLASS B SHARES                   DWS MONEY MARKET
                                                          VIP   95

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B           4.65           2.44           3.21

7-day yield as of December 31, 2007: 4.24%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.29%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.17
TOTAL ANNUAL OPERATING Expenses 3          0.71

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.79%
    for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $73           $227           $395           $883

THE PORTFOLIO MANAGERS

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

96   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS MONEY MARKET VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007         2006         2005        2004        2003

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------    --------    --------    --------
Income from investment operations:
 Net investment income                                  .046         .042        .024        .005        .004
_________________________________________________   ________     ________    ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .046         .042        .024        .005        .004
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                ( .046)      ( .042)     ( .024)     ( .005)     ( .004)
_________________________________________________   ________     ________    ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                     4.65a        4.25a         2.42         .52       .42a
_________________________________________________   ________     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    24           58          58          53          66
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         .82          .90         .89         .91         .93
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          .80          .89         .89         .91         .92
_________________________________________________   ________     ________    ________    ________    ________
Ratio of net investment income (%)                     4.53         4.20        2.40         .50         .35
-------------------------------------------------   --------     --------    --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS B SHARES                   DWS MONEY MARKET
                                                          VIP   97

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MONEY MARKET VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50

98   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS SMALL CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000
(Reg. TM) Growth Index (as of February 29, 2008, the Russell 2000 (Reg. TM)
Growth Index had a median market capitalization of $538 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   99

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

100   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  18.07      34.23       -10.93      -28.98      -33.64     32.51      10.54       6.73      4.80      5.80
  1998       1999        2000        2001        2002       2003       2004       2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.88%, Q4 1999               WORST QUARTER: -31.76%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -17.20%

DWS VARIABLE SERIES II - CLASS B SHARES                DWS SMALL CAP GROWTH
                                                       VIP   101

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                 5.80          11.63           1.44
Russell 2000 Growth Index           7.05          16.50           4.32

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the
NYSE, AMEX and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.55%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.20
TOTAL ANNUAL OPERATING EXPENSES            1.00

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $102           $318           $552         $1,225

102   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton
     School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES                DWS SMALL CAP GROWTH
                                                       VIP   103

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS SMALL CAP GROWTH VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007          2006          2005          2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  13.96      $ 13.32       $  12.48      $  11.29    $  8.52
-------------------------------------------------   --------      -------       --------      --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .07)      (  .09)d       (  .11)       (  .10)    (  .09)
_________________________________________________   ________      _______       ________      ________    _______
 Net realized and unrealized gain (loss)                 .88          .73            .95          1.29       2.86
-------------------------------------------------   --------      -------       --------      --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                        .81          .64            .84          1.19       2.77
-------------------------------------------------   --------      -------       --------      --------    -------
NET ASSET VALUE, END OF PERIOD                      $  14.77      $ 13.96       $  13.32      $  12.48    $ 11.29
-------------------------------------------------   --------      -------       --------      --------    -------
Total Return (%)                                     5.80b       4.80b,d        6.73b,c        10.54b       32.51
_________________________________________________   ________     ________       ________      ________    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     7           37             39            28         15
_________________________________________________   ________     ________       ________      ________    _______
Ratio of expenses before expense reductions (%)         1.13         1.12           1.12          1.10       1.08
_________________________________________________   ________     ________       ________      ________    _______
Ratio of expenses after expense reductions (%)          1.09         1.09           1.09          1.09       1.08
_________________________________________________   ________     ________       ________      ________    _______
Ratio of net investment income (loss) (%)             (  .46)      (  .69)d       (  .84)       (  .85)    (  .80)
_________________________________________________   ________     ________       ________      ________    _______
Portfolio turnover rate (%)                               67           73             94           117        123
-------------------------------------------------   --------     --------       --------      --------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%.
    Excluding this non-recurring income, total return would have been 0.06%
    lower.

104   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                         CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS SMALL CAP GROWTH VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.00%                4.00%            $ 10,400.00          $   102.00
   2             10.25%                 1.00%                8.16%            $ 10,816.00          $   106.08
   3             15.76%                 1.00%               12.49%            $ 11,248.64          $   110.32
   4             21.55%                 1.00%               16.99%            $ 11,698.59          $   114.74
   5             27.63%                 1.00%               21.67%            $ 12,166.53          $   119.33
   6             34.01%                 1.00%               26.53%            $ 12,653.19          $   124.10
   7             40.71%                 1.00%               31.59%            $ 13,159.32          $   129.06
   8             47.75%                 1.00%               36.86%            $ 13,685.69          $   134.23
   9             55.13%                 1.00%               42.33%            $ 14,233.12          $   139.59
  10             62.89%                 1.00%               48.02%            $ 14,802.44          $   145.18
TOTAL                                                                                              $ 1,224.63

DWS VARIABLE SERIES II - CLASS B SHARES                DWS SMALL CAP GROWTH
                                                       VIP   105

DWS STRATEGIC INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds (i.e., grade BBB/Baa or above) or in junk bonds, which are those below the fourth highest credit rating category (i.e., below grade BBB/Baa). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP
(integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and currencies indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS. The portfolio may invest in affiliated mutual funds. The portfolio may invest up to 5% of net assets in shares of DWS Floating Rate Plus
Fund, which invests primarily in adjustable rate loans that have a senior right to payment ("Senior Loans"). By investing in DWS Floating Rate Plus Fund, the portfolio may achieve greater diversification within the Senior Loan asset class (through indirect exposure to more Senior Loan securities of varying sizes and risks) than it could gain buying Senior Loan securities directly.

In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives.
Derivatives may be used for hedging and for risk management or for non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio managers may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

106   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   107

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

108   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  10.54       -6.22      2.16      4.81     10.86       7.40      8.27      1.92      8.75     5.07
  1998       1999       2000      2001      2002       2003      2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.24%, Q3 1998              WORST QUARTER: -3.43%, Q2 1999
2008 TOTAL RETURN AS OF MARCH 31: 0.49%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                         5.07           6.25           5.24
Citigroup World Government Bond
Index                                      10.95           6.81           6.31
JP Morgan Emerging Markets Bond
Index Plus                                  6.45          13.63          10.36
Merrill Lynch High Yield Master
Cash Pay Only Index                         2.17          10.57           5.80
Lehman Brothers US Treasury Index           9.01           4.10           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   109

LEHMAN BROTHERS US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                    CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1,2                                             0.55%
Distribution/Service (12b-1) Fee                               0.25
Other Expenses 3                                               0.29
Acquired Funds (Underlying Funds) Fees and Expenses4           0.05
TOTAL ANNUAL OPERATING Expenses 5                              1.14

1   To the extent the portfolio invests in other mutual funds advised by the
    Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS Floating Rate
    Plus Fund, the Advisor has also agreed to apply a management fee credit to the portfolio equal to the difference between DWS Floating Rate Plus
    Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating
    Rate Plus Fund.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

3   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

4   In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expenses from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table. An underlying fund's expense ratio reflects contractual expense limitations and/or reimbursements where applicable.

5   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.23% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS funds. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
    September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $116           $362           $628         $1,386

110   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
     FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
     Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   111

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS STRATEGIC INCOME VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007         2006         2005         2004       2003a

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------     --
NET ASSET VALUE, BEGINNING OF PERIOD              $ 11.74        $  11.44     $  12.17   $ 11.78     $ 11.44
------------------------------------------------- ---------      --------     --------   -------     -------
Income (loss) from investment operations:
 Net investment income b                             .59              .59          .61      .53         .17
_________________________________________________ _________      ________     ________   _______     _______
 Net realized and unrealized gain (loss)          (  .01)             .35       (  .38)     .40         .17
------------------------------------------------- ---------      --------     --------   -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                    .58              .94          .23      .93         .34
------------------------------------------------- ---------      --------     --------   -------     -------
Less distributions from:
 Net investment income                            (  .68)          (  .53)      (  .93)       -          -
_________________________________________________ _________      ________     ________   _______     _______
 Net realized gains                                    -           (  .11)      (  .03)  (  .54)         -
------------------------------------------------- ---------      --------     --------   -------     -------
 TOTAL DISTRIBUTIONS                              (  .68)          (  .64)      (  .96)  (  .54)         -
------------------------------------------------- ---------      --------     --------   -------     -------
NET ASSET VALUE, END OF PERIOD                    $ 11.64        $  11.74     $  11.44   $ 12.17     $ 11.78
------------------------------------------------- ---------      --------     --------   -------     -------
Total Return (%)                                     5.07c        8.75c        1.92c       8.27        2.97**
_________________________________________________ _________      ________     ________   _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------- -------
Net assets, end of period ($ millions)                 9               25           26       21          8
_________________________________________________ _________      ________     ________   _______     _______
Ratio of expenses before expense reductions (%)     1.21             1.24         1.25     1.22        1.26*
_________________________________________________ _________      ________     ________   _______     _______
Ratio of expenses after expense reductions (%)      1.20             1.18         1.21     1.22        1.26*
_________________________________________________ _________      ________     ________   _______     _______
Ratio of net investment income (%)                  5.13             5.14         5.28     4.61        1.80*
_________________________________________________ _________      ________     ________   _______     _______
Portfolio turnover rate (%)                          147              143          120      210        160
------------------------------------------------- ---------      --------     --------   -------     -------

a   For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

112   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS STRATEGIC INCOME VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.14%                3.86%            $ 10,386.00          $   116.20
   2             10.25%                 1.14%                7.87%            $ 10,786.90          $   120.69
   3             15.76%                 1.14%               12.03%            $ 11,203.27          $   125.34
   4             21.55%                 1.14%               16.36%            $ 11,635.72          $   130.18
   5             27.63%                 1.14%               20.85%            $ 12,084.86          $   135.21
   6             34.01%                 1.14%               25.51%            $ 12,551.33          $   140.43
   7             40.71%                 1.14%               30.36%            $ 13,035.82          $   145.85
   8             47.75%                 1.14%               35.39%            $ 13,539.00          $   151.48
   9             55.13%                 1.14%               40.62%            $ 14,061.60          $   157.32
  10             62.89%                 1.14%               46.04%            $ 14,604.38          $   163.40
TOTAL                                                                                              $ 1,386.09

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   113

DWS TECHNOLOGY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80%
investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio manager generally looks for companies that the portfolio manager believes has above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio manager considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, the portfolio manager uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The portfolio manager may favor securities from various industries and companies within the technology sector at different times.

The portfolio manager will normally sell a stock when the portfolio manager believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

114   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   115

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

116   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -21.77       -32.56      -35.72     46.42       1.48      3.27      0.43     13.84
   2000        2001        2002       2003       2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.49%, Q4 2001               WORST QUARTER: -33.68%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -17.00%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                     1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class B                    13.84          11.86              0.61
Russell 1000 Growth Index              11.81          12.11              -0.17
S&P Goldman Sachs Technology
Index                                  16.94          15.58              -1.16

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   117

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.67%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.37
TOTAL ANNUAL OPERATING EXPENSES            1.29

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $131           $409           $708         $1,556

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Kelly P. Davis
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with
     Credit Suisse First Boston, team leader in applications engineering at
     Advanced Micro Devices, and in technical roles at Interactive Silicon,
     Motorola, Inc. and Tellabs Operations, Inc.
   o Joined the portfolio in 2005.
   o BS, Purdue University; MBA, University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

118   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS TECHNOLOGY VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2007        2006       2005        2004        2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  9.25      $ 9.21     $  8.93     $  8.80    $ 6.01
------------------------------------------------- -------      ------     -------     -------    ------
Income (loss) from investment operations:
 Net investment income (loss)a                    (  .05)       ( .04)c     ( .07)        .01    ( .07)
_________________________________________________ _______      ______     _______     _______    ______
 Net realized and unrealized gain (loss)            1.33          .08         .36         .12     2.86
------------------------------------------------- -------      ------     -------     -------    ------
 TOTAL FROM INVESTMENT OPERATIONS                   1.28          .04         .29         .13     2.79
------------------------------------------------- -------      ------     -------     -------    ------
Less distributions from:
 Net investment income                                 -            -       ( .01)          -        -
_________________________________________________ _______      ______     _______     _______    ______
NET ASSET VALUE, END OF PERIOD                    $ 10.53      $ 9.25     $  9.21     $  8.93    $ 8.80
------------------------------------------------- -------      ------     -------     -------    ------
Total Return (%)                                   13.84        .43c         3.27      1.48b     46.42
_________________________________________________ _______      ______     _______     _______    ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 3           14          16          16       11
_________________________________________________ _______      ______     _______     _______    ______
Ratio of expenses before expense reductions (%)     1.29         1.28        1.26        1.22     1.25
_________________________________________________ _______      ______     _______     _______    ______
Ratio of expenses after expense reductions (%)      1.29         1.28        1.26        1.21     1.25
_________________________________________________ _______      ______     _______     _______    ______
Ratio of net investment income (%)                (  .53)       ( .51)c     ( .76)        .05    ( .89)
_________________________________________________ _______      ______     _______     _______    ______
Portfolio turnover rate (%)                           91           49         135         112       66
------------------------------------------------- -------      ------     -------     -------    ------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%.
    Excluding this non-recurring income, total return would have been 0.19%
    lower.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   119

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS TECHNOLOGY VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.29%                3.71%            $ 10,371.00          $   131.39
   2             10.25%                 1.29%                7.56%            $ 10,755.76          $   136.27
   3             15.76%                 1.29%               11.55%            $ 11,154.80          $   141.32
   4             21.55%                 1.29%               15.69%            $ 11,568.65          $   146.57
   5             27.63%                 1.29%               19.98%            $ 11,997.84          $   152.00
   6             34.01%                 1.29%               24.43%            $ 12,442.96          $   157.64
   7             40.71%                 1.29%               29.05%            $ 12,904.60          $   163.49
   8             47.75%                 1.29%               33.83%            $ 13,383.36          $   169.56
   9             55.13%                 1.29%               38.80%            $ 13,879.88          $   175.85
  10             62.89%                 1.29%               43.95%            $ 14,394.82          $   182.37
TOTAL                                                                                              $ 1,556.46

120   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS TURNER MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index (as of February 29, 2008,
the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of
$4.05 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. The portfolio's investments in common stocks may include initial public offerings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1//3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of

DWS VARIABLE SERIES II - CLASS B SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   121

companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

122   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                          CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

  -32.49      48.07      10.63      11.25       6.21     25.13
   2002       2003       2004       2005       2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 19.24%, Q2 2003               WORST QUARTER: -19.11%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -13.32%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                     1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class B                    25.13          19.35               5.63
Russell Midcap Growth Index            11.43          17.90               6.38

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   123

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1                           0.72%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.19
TOTAL ANNUAL OPERATING Expenses 3          1.16

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $118           $368           $638         $1,409

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The
portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund
and Jason Schrotberger. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr.
McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined
Turner in 2000, has 13 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors.
Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 14 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at
Turner.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

124   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS TURNER MID CAP GROWTH VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2007        2006         2005        2004       2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.73    $  10.88   $  9.78       $ 8.84     $ 5.97
-------------------------------------------------  --------    --------   ----------    ------     ------
Income (loss) from investment operations:
 Net investment income (loss)a                       (  .08)     (  .05)  (  .09)       ( .10)     ( .09)
_________________________________________________  ________    ________   __________    ______     ______
 Net realized and unrealized gain (loss)               2.58         .76     1.19         1.04       2.96
-------------------------------------------------  --------    --------   ----------    ------     ------
 TOTAL FROM INVESTMENT OPERATIONS                      2.50         .71     1.10          .94       2.87
-------------------------------------------------  --------    --------   ----------    ------     ------
Less distributions from:
 Net realized gains                                  (  .97)     (  .86)       -            -          -
_________________________________________________  ________    ________   __________    ______     ______
NET ASSET VALUE, END OF PERIOD                     $  12.26    $  10.73   $ 10.88       $ 9.78     $ 8.84
-------------------------------------------------  --------    --------   ----------    ------     ------
Total Return (%)                                      25.13        6.21      11.25b     10.63      48.07
_________________________________________________  ________    ________   __________    ______     ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    5          26       27           23         13
_________________________________________________  ________    ________   __________    ______     ______
Ratio of expenses before expense reductions (%)        1.34        1.37     1.51         1.56       1.57
_________________________________________________  ________    ________   __________    ______     ______
Ratio of expenses after expense reductions (%)         1.34        1.37     1.48         1.56       1.57
_________________________________________________  ________    ________   __________    ______     ______
Ratio of net investment income (loss) (%)            (  .75)     (  .46)  (  .93)       (1.19)     (1.29)
_________________________________________________  ________    ________   __________    ______     ______
Portfolio turnover rate (%)                             133         148      151          174        155
-------------------------------------------------  --------    --------   ----------    ------     ------

a   Based on an average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS B SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   125

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS TURNER MID CAP GROWTH VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.16%                3.84%            $ 10.384.00          $   118.23
   2             10.25%                 1.16%                7.83%            $ 10,782.75          $   122.77
   3             15.76%                 1.16%               11.97%            $ 11,196.80          $   127.48
   4             21.55%                 1.16%               16.27%            $ 11,626.76          $   132.38
   5             27.63%                 1.16%               20.73%            $ 12,073.23          $   137.46
   6             34.01%                 1.16%               25.37%            $ 12,536.84          $   142.74
   7             40.71%                 1.16%               30.18%            $ 13,018.25          $   148.22
   8             47.75%                 1.16%               35.18%            $ 13,518.16          $   153.91
   9             55.13%                 1.16%               40.37%            $ 14,037.25          $   159.82
  10             62.89%                 1.16%               45.76%            $ 14,576.28          $   165.96
TOTAL                                                                                              $ 1,408.97

126   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS CONSERVATIVE ALLOCATION VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. The portfolio does this by investing in other DWS VIP portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles.
The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

The portfolio's target allocation is as follows:

o 60% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 40% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o 45-75% in fixed-income portfolios.

o 25-55% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

Underlying portfolios include DWS VIP portfolios, and may include retail DWS funds managed by the Advisor and, pursuant to an exemptive order obtained from the Securities and Exchange Commission, non-affiliated exchange traded funds
("ETFs") in excess of the Investment Company Act of 1940 limits. The portfolio will invest in a retail DWS fund only when a suitable DWS VIP portfolio is not available and in an ETF only when neither a suitable DWS VIP portfolio nor a retail DWS fund is available. The portfolio's allocations among the underlying funds will change over time and there should be no expectation that current or past positions in an underlying fund will be maintained in the future.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   127

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to other asset categories.

REALLOCATION RISK. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolio or other fund-of-fund products managed by the
Advisor. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so.
These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers attempt to minimize such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers consider the impact on the underlying portfolios of transactions by the portfolio and an underlying portfolio may discontinue sales of shares to the portfolio.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector.
ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

INVESTMENT RISKS OF THE UNDERLYING PORTFOLIOS

The investment risks below are risks of certain of the underlying portfolios;
by investing in the underlying portfolios the portfolio is also exposed to these risks.

FOCUSED INVESTING RISK. The fact that the portfolio may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the portfolio's securities in a similar manner. For example, a state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. States that face severe fiscal difficulties due to an economic downturn, could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state's ability to repay its obligations.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income

128   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary

DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   129

market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a relatively conservative balanced asset allocation investment.

130   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   4.38      8.81     4.68
  2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.49%, Q4 2006               WORST QUARTER: -1.08%, Q1 2005
2008 TOTAL RETURN AS OF MARCH 31: -5.01%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR        SINCE INCEPTION*

Portfolio - Class B                     4.68               7.28
Lehman Brothers U.S. Aggregate
Index                                   6.97               4.48
Russell 1000 Index                      5.77              11.63

*   Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   131

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see
"Acquired (Underlying) Portfolios Fees and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                     CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1,2                                              0.07%
Distribution/Service (12b-1) Fee                                0.25
Other Expenses 3                                                0.37
Acquired (Underlying) Portfolios Fees and Expenses4,5           0.64
TOTAL ANNUAL OPERATING EXPENSES6,7                              1.33

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Through September 30, 2008, the Advisor has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.05% of the portfolio's average daily net assets.

3   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

4   Underlying portfolio fees and expenses may include contractual expense limitations or reimbursements, where applicable.

5   In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

6   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.70% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS portfolios. Although there can be no assurance that the current waiver/expense reimbursment arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

7   Effective October 1, 2008 through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS portfolios.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $135           $421           $729         $1,601

132   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation portfolio manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.
   o BS, MS, Moscow State University; MBA, University of Chicago.
   o Joined the portfolio in 2004.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co.
     trading fixed income, derivatives and foreign exchange products.
   o BS, The Wharton School, University of Pennsylvania.
   o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   133

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS CONSERVATIVE ALLOCATION VIP - CLASS B

YEARS ENDED DECEMBER 31,                                    2007             2006             2005            2004a

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.86         $  11.10        $ 10.66          $ 10.00
--------------------------------------------------       --------         --------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                .31              .22           .19           (  .03)
__________________________________________________       ________         ________        _______          _______
 Net realized and unrealized gain (loss)                      .23              .74           .28              .69
--------------------------------------------------       --------         --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                             .54              .96           .47              .66
--------------------------------------------------       --------         --------        -------          -------
Less distributions from:
 Net investment income                                     (  .24)          (  .14)            -               -
__________________________________________________       ________         ________        _______          _______
 Net realized gain                                         (  .32)          (  .06)       (  .03)              -
__________________________________________________       ________         ________        _______          _______
 TOTAL DISTRIBUTIONS                                       (  .56)          (  .20)       (  .03)              -
--------------------------------------------------       --------         --------        -------          -------
NET ASSET VALUE, END OF PERIOD                           $  11.84         $  11.86        $ 11.10          $ 10.66
--------------------------------------------------       --------         --------        -------          -------
Total Return (%)c,d                                          4.68             8.81          4.38             6.60**
__________________________________________________       ________         ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         18               59            46              14
__________________________________________________       ________         ________        _______          _______
Ratio of expenses before expense reductions (%)e              .77              .79           .94             2.96*
__________________________________________________       ________         ________        _______          _______
Ratio of expenses after expense reductions (%)e               .71              .74           .75              .75*
__________________________________________________       ________         ________        _______          _______
Ratio of net investment income (loss) (%)                    2.65             1.90          1.73           (  .67)*
__________________________________________________       ________         ________        _______          _______
Portfolio turnover rate (%)                                    32               31            27              18
--------------------------------------------------       --------         --------        -------          -------

a   For the period from August 16, 2004 (commencement of operations) to
    December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.

e   The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS
    Portfolios in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

*   Annualized

**   Not annualized

134   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS CONSERVATIVE ALLOCATION VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.33%                3.67%            $ 10,367.00          $   135.44
   2             10.25%                 1.33%                7.47%            $ 10,747.47          $   140.41
   3             15.76%                 1.33%               11.42%            $ 11,141.90          $   145.56
   4             21.55%                 1.33%               15.51%            $ 11,550.81          $   150.91
   5             27.63%                 1.33%               19.75%            $ 11,974.72          $   156.44
   6             34.01%                 1.33%               24.14%            $ 12,414.20          $   162.19
   7             40.71%                 1.33%               28.70%            $ 12,869.80          $   168.14
   8             47.75%                 1.33%               33.42%            $ 13,342.12          $   174.31
   9             55.13%                 1.33%               38.32%            $ 13,831.77          $   180.71
  10             62.89%                 1.33%               43.39%            $ 14,339.40          $   187.34
TOTAL                                                                                              $ 1,601.45

DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   135

DWS GROWTH ALLOCATION VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital. The portfolio does this by investing in other DWS VIP portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

The portfolio's target allocation is as follows:

o 25% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 75% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o 20-40% in fixed-income portfolios.

o 60-80% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short-and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

Underlying portfolios include DWS VIP portfolios, and may include retail DWS funds managed by the Advisor and, pursuant to an exemptive order obtained from the Securities and Exchange Commission, non-affiliated exchange traded funds
("ETFs") in excess of the Investment Company Act of 1940 limits. The portfolio will invest in a retail DWS fund only when a suitable DWS VIP portfolio is not available and in an ETF only when neither a suitable DWS VIP portfolio nor a retail DWS fund is available. The portfolio's allocations among the underlying funds will change over time and there should be no expectation that current or past positions in an underlying fund will be maintained in the future.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

136   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to other asset categories.

REALLOCATION RISK. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolio or other fund-of-fund products managed by the
Advisor. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so.
These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers attempt to minimize such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers consider the impact on the underlying portfolios of transactions by the portfolio and an underlying portfolio may discontinue sales of shares to the portfolio.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector.
ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

INVESTMENT RISKS OF THE UNDERLYING PORTFOLIOS

The investment risks below are risks of certain of the underlying portfolios;
by investing in the underlying portfolios the portfolio is also exposed to these risks.

FOCUSED INVESTING RISK. The fact that the portfolio may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the portfolio's securities in a similar manner. For example, a state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. States that face severe fiscal difficulties due to an economic downturn, could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state's ability to repay its obligations.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   137

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

138   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-focused asset allocation investment.

DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   139

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   6.02     12.66      5.58
  2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.72%, Q4 2006               WORST QUARTER: -1.52%, Q1 2005
2008 TOTAL RETURN AS OF MARCH 31: -7.79%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR        SINCE INCEPTION*

Portfolio - Class B                     5.58              10.28
Russell 1000 Index                      5.77              11.63
Lehman Brothers U.S. Aggregate
Index                                   6.97               4.48

*   Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

140   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see
"Acquired (Underlying) Portfolios Fees and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                         CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1,2                                                  0.07%
Distribution/Service (12b-1) Fee                                    0.25
Other Expenses 3                                                    0.27
Underlying Portfolio Fees and Expenses4,5                           0.73
TOTAL ANNUAL PORTFOLIO AND UNDERLYING PORTFOLIO OPERATING
Expenses 6                                                          1.32

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Through September 30, 2008, the Advisor has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.05% of the portfolio's average daily net assets.

3   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

4   Underlying portfolio fees and expenses may include contractual expense limitations or reimbursements, where applicable.

5   In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

6   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.70% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS portfolios. Although there can be no assurance that the current waiver/expense reimbursment arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $134           $418           $723         $1,590

DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   141

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation portfolio manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.
   o BS, MS, Moscow State University; MBA, University of Chicago.
   o Joined the portfolio in 2004.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co.
     trading fixed income, derivatives and foreign exchange products.
   o BS, The Wharton School, University of Pennsylvania.
   o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

142   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GROWTH ALLOCATION VIP - CLASS B

YEARS ENDED DECEMBER 31,                                    2007             2006             2005            2004a

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.94         $  11.67        $ 11.03          $ 10.00
--------------------------------------------------       --------         --------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                .21              .14           .11           (  .03)
__________________________________________________       ________         ________        _______          _______
 Net realized and unrealized gain (loss)                      .47             1.33           .55             1.06
--------------------------------------------------       --------         --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                             .68             1.47           .66             1.03
--------------------------------------------------       --------         --------        -------          -------
Less distributions from:
 Net investment income                                     (  .26)          (  .10)            -               -
__________________________________________________       ________         ________        _______          _______
 Net realized gains                                        (  .66)          (  .10)       (  .02)              -
--------------------------------------------------       --------         --------        -------          -------
 TOTAL DISTRIBUTIONS                                       (  .92)          (  .20)       (  .02)              -
--------------------------------------------------       --------         --------        -------          -------
NET ASSET VALUE, END OF PERIOD                           $  12.70         $  12.94        $ 11.67          $ 11.03
--------------------------------------------------       --------         --------        -------          -------
Total Return (%)c,d                                          5.58            12.66          6.02            10.30**
__________________________________________________       ________         ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         33              209           197              47
__________________________________________________       ________         ________        _______          _______
Ratio of expenses before expense reductions (%)e              .63              .62           .65             1.38*
__________________________________________________       ________         ________        _______          _______
Ratio of expenses after expense reductions (%)e               .58              .57           .60             0.75*
__________________________________________________       ________         ________        _______          _______
Ratio of net investment income(loss) (%)                     1.60             1.20          1.01           (0.69)*
__________________________________________________       ________         ________        _______          _______
Portfolio turnover rate (%)                                    31               45            20              15
--------------------------------------------------       --------         --------        -------          -------

a   For the period from August 16, 2004 (commencement of operations) to
    December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.

e   The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS
    Portfolios in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   143

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GROWTH ALLOCATION VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.32%                3.68%            $ 10,368.00          $   134.43
   2             10.25%                 1.32%                7.50%            $ 10,749.54          $   139.38
   3             15.76%                 1.32%               11.45%            $ 11,145.13          $   144.50
   4             21.55%                 1.32%               15.55%            $ 11,555.27          $   149.82
   5             27.63%                 1.32%               19.80%            $ 11,980.50          $   155.34
   6             34.01%                 1.32%               24.21%            $ 12,421.38          $   161.05
   7             40.71%                 1.32%               28.78%            $ 12,878.49          $   166.98
   8             47.75%                 1.32%               33.52%            $ 13,352.42          $   173.12
   9             55.13%                 1.32%               38.44%            $ 13,843.79          $   179.49
  10             62.89%                 1.32%               43.53%            $ 14,353.24          $   186.10
TOTAL                                                                                              $ 1,590.21

144   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS MODERATE ALLOCATION VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. The portfolio does this by investing in other DWS VIP portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles.
The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

The portfolio's target allocation is as follows:

o 40% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 60% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o 25-55% in fixed-income portfolios.

o 45-75% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

Underlying portfolios include DWS VIP portfolios, and may include retail DWS funds managed by the Advisor and, pursuant to an exemptive order obtained from the Securities and Exchange Commission, non-affiliated exchange traded funds
("ETFs") in excess of the Investment Company Act of 1940 limits. The portfolio will invest in a retail DWS fund only when a suitable DWS VIP portfolio is not available and in an ETF only when neither a suitable DWS VIP portfolio nor a retail DWS fund is available. The portfolio's allocations among the underlying funds will change over time and there should be no expectation that current or past positions in an underlying fund will be maintained in the future.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   145

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to other asset categories.

REALLOCATION RISK. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolio or other fund-of-fund products managed by the
Advisor. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so.
These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers attempt to minimize such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers consider the impact on the underlying portfolios of transactions by the portfolio and an underlying portfolio may discontinue sales of shares to the portfolio.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector.
ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

INVESTMENT RISKS OF THE UNDERLYING PORTFOLIOS

The investment risks below are risks of certain of the underlying portfolios;
by investing in the underlying portfolios the portfolio is also exposed to these risks.

FOCUSED INVESTING RISK. The fact that the portfolio may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the portfolio's securities in a similar manner. For example, a state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. States that face severe fiscal difficulties due to an economic downturn, could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state's ability to repay its obligations.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as

146   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   147

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-oriented, balanced asset allocation investment.

148   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]

   5.06     10.93      5.09
  2005      2006        2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.72%, Q4 2006               WORST QUARTER: -1.32%, Q1 2005
2008 TOTAL RETURN AS OF MARCH 31: -6.70%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR        SINCE INCEPTION*

Portfolio - Class B                     5.09               8.77
Russell 1000 Index                      5.77              11.63
Lehman Brothers U.S. Aggregate
Index                                   6.97               4.48

*   Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   149

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see
"Acquired (Underlying) Portfolios Fee and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                           CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee 1,2                                                    0.07%
Distribution/Service (12b-1) Fee                                      0.25
Other Expenses 3                                                      0.27
Acquired (Underlying) Portfolios Fees and Expenses4,5                 0.71
TOTAL ANNUAL PORTFOLIO AND ACQUIRED (UNDERLYING) PORTFOLIOS
OPERATING Expenses 6                                                  1.30

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Through September 30, 2008, the Advisor has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.05% of the portfolio's average daily net assets.

3   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

4   Underlying portfolio fees and expenses may include contractual expense limitations or reimbursements, where applicable.

5   In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

6   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.70% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS portfolios. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $132           $412           $713         $1,568

150   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation portfolio manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.
   o BS, MS, Moscow State University; MBA, University of Chicago.
   o Joined the portfolio in 2004.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co.
     trading fixed income, derivatives and foreign exchange products.
   o BS, The Wharton School, University of Pennsylvania.
   o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   151

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS MODERATE ALLOCATION VIP - CLASS B

YEARS ENDED DECEMBER 31,                                    2007             2006             2005            2004a

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------          --
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.42         $  11.37        $ 10.84          $ 10.00
--------------------------------------------------       --------         --------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                .26              .19           .12           (  .03)
__________________________________________________       ________         ________        _______          _______
 Net realized and unrealized gain (loss)                      .34             1.04           .43              .87
--------------------------------------------------       --------         --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                             .60             1.23           .55              .84
--------------------------------------------------       --------         --------        -------          -------
Less distributions from:
 Net investment income                                     (  .28)          (  .10)            -               -
__________________________________________________       ________         ________        _______          _______
 Net realized gains                                        (  .46)          (  .08)       (  .02)              -
--------------------------------------------------       --------         --------        -------          -------
 TOTAL DISTRIBUTIONS                                       (  .74)          (  .18)       (  .02)              -
--------------------------------------------------       --------         --------        -------          -------
NET ASSET VALUE, END OF PERIOD                           $  12.28         $  12.42        $ 11.37          $ 10.84
--------------------------------------------------       --------         --------        -------          -------
Total Return (%)c,d                                          5.09            10.93          5.06             8.40**
__________________________________________________       ________         ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------      -------
Net assets, end of period ($ millions)                         34              179           171              39
__________________________________________________       ________         ________        _______          _______
Ratio of expenses before expense reductions (%)e              .63              .62           .66             1.53*
__________________________________________________       ________         ________        _______          _______
Ratio of expenses after expense reductions (%)e               .58              .57           .61              .75*
__________________________________________________       ________         ________        _______          _______
Ratio of net investment income (%)                           2.11             1.65          1.15           (  .68)*
__________________________________________________       ________         ________        _______          _______
Portfolio turnover rate (%)                                    30               35            14              13
--------------------------------------------------       --------         --------        -------          -------

a   For the period from August 16, 2004 (commencement of operations) to
    December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.

e   The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS
    Portfolios in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

*   Annualized

**   Not annualized

152   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MODERATE ALLOCATION VIP - CLASS B

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES

   1              5.00%                 1.30%                3.70%            $ 10,370.00          $   132.41
   2             10.25%                 1.30%                7.54%            $ 10,753.69          $   137.30
   3             15.76%                 1.30%               11.52%            $ 11,151.58          $   142.38
   4             21.55%                 1.30%               15.64%            $ 11,564.18          $   147.65
   5             27.63%                 1.30%               19.92%            $ 11,992.06          $   153.12
   6             34.01%                 1.30%               24.36%            $ 12,435.77          $   158.78
   7             40.71%                 1.30%               28.96%            $ 12,895.89          $   164.66
   8             47.75%                 1.30%               33.73%            $ 13,373.04          $   170.75
   9             55.13%                 1.30%               38.68%            $ 13,867.84          $   177.07
  10             62.89%                 1.30%               43.81%            $ 14,380.95          $   183.62
TOTAL                                                                                              $ 1,567.74

DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   153

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of each calendar quarter end for DWS High Income VIP, on or after the 14th day of the following month for DWS Money Market VIP, and for all other portfolios as of month end, is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Core Fixed
Income VIP, DWS Government & Agency Securities VIP, DWS Strategic Income VIP
and DWS Money Market VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of
Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the
investment advisor for each portfolio. Under the supervision of the Board
Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA,
Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

On behalf of DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS
Moderate Allocation VIP, the Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS VIP portfolios and retail
DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying

154   OTHER POLICIES AND RISKS                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to each portfolio and will select investments that are best suited to meet each portfolio's investment objective.

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

PORTFOLIO NAME                                 FEE PAID

DWS Balanced VIP                                  0.45%*
DWS Blue Chip VIP                                0.64%
DWS Core Fixed Income VIP                        0.59%
DWS Davis Venture Value VIP                       0.79%*
DWS Dreman High Return Equity VIP                0.73%
DWS Dreman Small Mid Cap Value VIP               0.74%
DWS Global Thematic VIP                           0.67%*
DWS Government & Agency Securities VIP            0.53%*
DWS High Income VIP                              0.59%
DWS International Select Equity VIP              0.75%
DWS Janus Growth & Income VIP                    0.75%
DWS Large Cap Value VIP                          0.68%
DWS Mid Cap Growth VIP                           0.61%
DWS Money Market VIP                              0.38%*
DWS Small Cap Growth VIP                          0.62%*
DWS Strategic Income VIP                         0.65%
DWS Technology VIP                               0.75%
DWS Turner Mid Cap Growth VIP                    0.80%
DWS Conservative Allocation VIP                   0.10%*
DWS Growth Allocation VIP                         0.10%*
DWS Moderate Allocation VIP                       0.10%*

*   Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective May 1, 2008, DWS Balanced VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.370% of the portfolio's average daily net assets up to $250 million, 0.345% of the next $750 million and 0.310% over $1 billion.

Effective May 1, 2008, DWS Blue Chip VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.520% of the next $750 million, 0.500% of the next $1.5 billion,
0.480% of the next $2.5 billion, 0.450% of the next $2.5 billion, 0.430% of the next $2.5 billion, 0.410% of the next $2.5 billion and 0.390% over $12.5 billion.

Effective May 1, 2008, DWS Core Fixed Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.500% of the portfolio's average daily net assets up to $250 million, 0.470% of the next $750 million, 0.450% of the next $1.5 billion,
0.430% of the next $2.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion, 0.360% of the next $2.5 billion and 0.340% over $12.5 billion.

Effective May 1, 2008, DWS Davis Venture Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.865% of the portfolio's average daily net assets up to
$250 million, 0.840% of the next $250 million, 0.815% of the next $500 million,
0.790% of the next $1.5 billion and 0.765% over $2.5 billion.

DWS VARIABLE SERIES II - CLASS B SHARES                   THE INVESTMENT
                                                          ADVISOR   155

Effective May 1, 2008, DWS Dreman High Return Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next
$1.5 billion, 0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion,
0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535%
over $12.5 billion.

Effective May 1, 2008, DWS Dreman Small Mid Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next
$1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion,
0.540% of the next $2.5 billion, 0.530% of the next $2.5 billion and 0.520%
over $12.5 billion.

Effective May 1, 2008, DWS Global Thematic VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.915% of the portfolio's average daily net assets up to $250 million, 0.865% of the next $500 million, 0.815% of the next $750 million,
0.765% of the next $1.5 billion and 0.715% over $3 billion.

Effective May 1, 2008, DWS Government & Agency Securities VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.450% of the portfolio's average daily net assets up to $250 million, 0.430% of the next $750 million, 0.410% of the next
$1.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion,
0.360% of the next $2.5 billion, 0.340% of the next $2.5 billion and 0.320%
over $12.5 billion.

Effective May 1, 2008, DWS High Income VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.500% of the portfolio's average daily net assets up to $250 million, 0.470% of the next $750 million, 0.450% of the next $1.5 billion,
0.430% of the next $2.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion, 0.360% of the next $2.5 billion and 0.340% over $12.5 billion.

Effective May 1, 2008, DWS International Select Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $1.5 billion, 0.635% of the next $1.75 billion, 0.620% of the next
$1.75 billion and 0.605% over $5 billion.

Effective May 1, 2008, DWS Janus Growth & Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to
$250 million, 0.640% of the next $750 million, 0.615% of the next $1.5 billion and 0.590% over $2.5 billion.

Effective May 1, 2008, DWS Mid Cap Growth VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next $1.5 billion,
0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% over $12.5 billion.

Effective May 1, 2008, DWS Money Market VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.285% of the portfolio's average daily net assets up to $500 million, 0.270% of the next $500 million, 0.255% of the next $1.0 billion and
0.240% over $2 billion.

Effective May 1, 2008, DWS Small Cap Growth VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.525% of the next $750 million and 0.500% over $1 billion.

Effective May 1, 2008, DWS Strategic Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.520% of the next $750 million, 0.500% of the next $1.5 billion,
0.480% of the next $2.5 billion, 0.450% of the next $2.5 billion, 0.430% of the next $2.5 billion, 0.410% of the next $2.5 billion and 0.390% over $12.5 billion.

156   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Effective May 1, 2008, DWS Technology VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next $1.5 billion,
0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% over $12.5 billion.

Effective May 1, 2008, DWS Turner Mid Cap Growth VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.715% of the portfolio's average daily net assets up to
$250 million, 0.700% of the next $250 million, 0.685% of the next $500 million and 0.670% over $1 billion.

Effective May 1, 2008, DWS Conservative Allocation VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.065% of the portfolio's average daily net assets up to
$500 million, 0.055% of the next $500 million, 0.045% of the next $500 million,
0.035% of the next $1.0 billion and 0.025% over $2.5 billion.

Effective May 1, 2008, DWS Growth Allocation VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.065% of the portfolio's average daily net assets up to $500 million, 0.055% of the next $500 million, 0.045% of the next $500 million,
0.035% of the next $1.0 billion, 0.025% over $2.5 billion.

Effective May 1, 2008, DWS Moderate Allocation VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.065% of the portfolio's average daily net assets up to
$500 million, 0.055% of the next $500 million, 0.045% of the next $500 million,
0.035% of the next $1 billion and 0.025% over $2.5 billion.

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31. A discussion regarding the Board's approval of the new sub-advisory agreement for
DWS Balanced VIP is contained in the portfolio's shareholder report for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.

PORTFOLIO SUBADVISORS

SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP
The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the
Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.

SUBADVISOR FOR DWS CORE FIXED INCOME VIP

Pursuant to an investment subadvisory agreement between the Advisor and
Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at
1735 Market Street, Philadelphia, PA 19103.

DWS VARIABLE SERIES II - CLASS B SHARES                   THE INVESTMENT
                                                          ADVISOR   157

SUBADVISOR FOR DWS DAVIS VENTURE VALUE VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona
85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected
Advisers, L.P. began serving as investment advisor to Davis New York Venture
Fund in 1969 and currently serves as investment advisor to all of the Davis
Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DIMA pays a fee to Davis
Selected Advisers, L.P. for acting as subadvisor.

SUBADVISOR FOR DWS DREMAN HIGH RETURN EQUITY VIP AND DWS DREMAN SMALL MID CAP
VALUE VIP

The subadvisor for DWS Dreman High Return Equity VIP and DWS Dreman Small Mid
Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper
Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor.
Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.

SUBADVISOR FOR DWS JANUS GROWTH & INCOME VIP

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver,
Colorado, is the subadvisor to DWS Janus Growth & Income VIP. Janus Capital
(together with its predecessors) has served as an investment adviser to since
1969 and currently serves as investment adviser or sub-adviser, to Seperately
Managed Accounts, Mutual Funds, as well as Comingled Pools or Private funds and
Wrap Fee Accounts. Janus Capital is a direct subsidiary of Janus Capital Group,
Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. DIMA pays a fee to Janus Capital for acting as subadvisor.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Janus Capital as of January 2008.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office
of the New York State Attorney General ("NYAG"), the Colorado Attorney General
("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court")
for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S.
District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds
(Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court,
District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc.,
401(k) Advisory Committee, et al., U.S. District Court, District of Maryland,
Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus
Capital Group Inc. ("JCGI") on a derivative basis against the Board of
Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of
Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of
Maryland, Case No. 04-CV-00818). Each of the five complaints initially named
JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund
("JIF"), Janus Aspen Series ("JAS"), Janus

158   PORTFOLIO SUBADVISORS                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment
Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins,
Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the
Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the
Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section
36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On
August 15, 2006, the Wangberger complaint in the 401(k) plan class action
(action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of
Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit
(action (iv) above) against JCGI's Board of Directors without leave to amend.
Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth
Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West
Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the
Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).
The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending
Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus
Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn,
Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of
December 31, 2007, Turner Investment Partners, Inc. had approximately $29 billion in assets under management. DIMA pays a fee to Turner Investment
Partners, Inc. for acting as subadvisor.

DWS VARIABLE SERIES II - CLASS B SHARES                    PORTFOLIO
                                                           SUBADVISORS   159

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS
The information in this prospectus applies to Class B shares of each portfolio.
Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the
"insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the
"contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money
Market VIP receives investable funds.

160   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company.
The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
  (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

DWS VARIABLE SERIES II - CLASS B SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   161

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders
(as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip"
transaction is defined as any combination of purchase and redemption activity
(including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates
Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial

162   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the
Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from
..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio

DWS VARIABLE SERIES II - CLASS B SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   163

attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of
Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See
"Market Timing Policies and Procedures.")

164   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the
"Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1//2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations.
Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

DWS VARIABLE SERIES II - CLASS B SHARES
                                                            DISTRIBUTIONS   165

MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for each portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

166   DISTRIBUTIONS                                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements.
Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The
SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the
SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330

SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002

(05/01/08) 2b-A

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES II

DWS Large Cap Value VIP

345 Park Avenue

New York, New York 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated ________ __, 2009 for the Special Meeting of Shareholders of DWS Davis Venture Value VIP (“Davis Venture Value”), a series of DWS Variable Series II, to be held on April 9, 2009, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-778-1482, or by contacting your insurance company and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Large Cap Value VIP (“Large Cap Value”), a series of DWS Variable Series II is contained in Large Cap Value’s statement of additional information (“SAI”) dated May 1, 2008 as supplemented from time to time, for Class A and Class B shares, which is attached to this statement of additional information as Appendix A. The audited financial statements and related independent accountant’s report for Large Cap Value contained in the Annual Report for the fiscal year ended December 31, 2008 is incorporated herein by reference insofar as it relates to Large Cap Value’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Large Cap Value as if the merger had been consummated on December 31, 2008.

Further information about Davis Venture Value is contained in the statement of additional information dated May 1, 2008, as supplemented from time to time, for Class A and Class B shares.

The date of this statement of additional information is ___________, 2009.

Pro Forma (DWS Large Cap Value VIP & DWS Davis Venture Value VIP)
Portfolio of Investments
as of December 31, 2008

	DWS Large	DWS Davis Venture	Combined	DWS Large	DWS Davis Venture	Combined
	Cap Value VIP	Value VIP	Pro Forma	Cap Value VIP	Value VIP	Pro Forma
	Shares	Shares	Shares	Value ($)	Value ($)	Value ($)

Common Stocks 100.0%
Consumer Discretionary 7.3%
Automobiles 0.4%
Harley-Davidson, Inc.	-	60,610	60,610	-	1,028,552	1,028,552

Distributors 0.8%
Genuine Parts Co.	51,928	-	51,928	1,965,994	-	1,965,994

Diversified Consumer Services 0.9%
H&R Block, Inc.	-	94,650	94,650	-	2,150,448	2,150,448

Hotels Restaurants & Leisure 0.5%
Carnival Corp. (Unit)	57,115	-	57,115	1,389,037	-	1,389,037

Household Durables 0.1%
Garmin Ltd.	-	8,315	8,315	-	159,398	159,398
Hunter Douglas NV	-	6,062	6,062	-	199,411	199,411
				-	358,809	358,809
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	-	13,010	13,010	-	667,153	667,153
Liberty Media Corp. - Interactive "A"*	-	31,670	31,670	-	98,810	98,810
				-	765,963	765,963
Media 2.7%
Comcast Corp. "A"	-	199,410	199,410	-	3,220,471	3,220,471
Grupo Televisa SA (ADR)	-	96,490	96,490	-	1,441,561	1,441,561
Liberty Media Corp. - Entertainment "A"*	-	25,270	25,270	-	441,720	441,720
News Corp. "A"	-	172,750	172,750	-	1,570,297	1,570,297
WPP PLC (ADR)	-	1,100	1,100	-	32,549	32,549
				-	6,706,598	6,706,598
Multiline Retail 0.0%
Sears Holdings Corp.*	-	2,100	2,100	-	81,627	81,627

Specialty Retail 1.6%
Bed Bath & Beyond, Inc.*	-	48,000	48,000	-	1,220,160	1,220,160
CarMax, Inc.*	-	65,900	65,900	-	519,292	519,292
Lowe's Companies, Inc.	68,098	33,915	102,013	1,465,469	729,851	2,195,320
				1,465,469	2,469,303	3,934,772
Consumer Staples 12.6%

Beverages 1.8%
Diageo PLC (ADR)	-	34,920	34,920	-	1,981,361	1,981,361
Heineken Holding NV	-	41,200	41,200	-	1,179,504	1,179,504
PepsiCo, Inc.	23,443	-	23,443	1,283,973	-	1,283,973
				1,283,973	3,160,865	4,444,838
Food & Staples Retailing 4.7%
Costco Wholesale Corp.	-	128,340	128,340	-	6,737,850	6,737,850
CVS Caremark Corp.	76,599	98,519	175,118	2,201,456	2,831,436	5,032,892
Whole Foods Market, Inc.	-	12,600	12,600	-	118,944	118,944
				2,201,456	9,688,230	11,889,686
Food Products 1.5%
General Mills, Inc.	20,353	-	20,353	1,236,445	-	1,236,445
Kraft Foods, Inc. "A"	78,857	-	78,857	2,117,310	-	2,117,310
The Hershey Co.	-	9,460	9,460	-	328,640	328,640
				3,353,755	328,640	3,682,395
Household Products 0.9%
Procter & Gamble Co.	-	36,050	36,050	-	2,228,611	2,228,611

Personal Products 0.2%
Avon Products, Inc.	-	16,800	16,800	-	403,704	403,704

Tobacco 3.5%
Altria Group, Inc.	139,619	5,150	144,769	2,102,662	77,559	2,180,221
Philip Morris International, Inc.	51,700	100,090	151,790	2,249,467	4,354,916	6,604,383
				4,352,129	4,432,475	8,784,604
Energy 18.0%
Energy Equipment & Services 2.7%
ENSCO International, Inc.	46,040	-	46,040	1,307,076	-	1,307,076
Halliburton Co.	105,501	-	105,501	1,918,008	-	1,918,008
National-Oilwell Varco, Inc.*	37,711	-	37,711	921,657	-	921,657
Transocean Ltd.*	38,072	15,141	53,213	1,798,902	715,412	2,514,314
				5,945,643	715,412	6,661,055
Oil, Gas & Consumable Fuels 15.3%
Canadian Natural Resources Ltd.	-	50,620	50,620	-	2,023,788	2,023,788
Chevron Corp.	31,711	-	31,711	2,345,663	-	2,345,663
China Coal Energy Co. "H"	-	934,200	934,200	-	754,933	754,933
ConocoPhillips	41,604	111,320	152,924	2,155,087	5,766,376	7,921,463
Devon Energy Corp.	20,747	67,690	88,437	1,363,285	4,447,910	5,811,195
EOG Resources, Inc.	-	57,955	57,955	-	3,858,644	3,858,644
ExxonMobil Corp.	30,352	-	30,352	2,423,000	-	2,423,000
Marathon Oil Corp.	73,580	-	73,580	2,013,149	-	2,013,149
Nexen, Inc.	71,738	-	71,738	1,261,154	-	1,261,154
Noble Energy, Inc.	31,753	-	31,753	1,562,883	-	1,562,883
Occidental Petroleum Corp.	18,231	92,800	111,031	1,093,678	5,567,072	6,660,750
OGX Petroleo e Gas Participacoes SA*	-	800	800	-	182,497	182,497
Suncor Energy, Inc.	72,463	-	72,463	1,413,028	-	1,413,028
				15,630,927	22,601,220	38,232,147

Financials 22.4%
Capital Markets 2.7%
Affiliated Managers Group, Inc.*	9,927	-	9,927	416,140	-	416,140
Ameriprise Financial, Inc.	-	30,220	30,220	-	705,939	705,939
Bank of New York Mellon Corp.	-	89,205	89,205	-	2,527,178	2,527,178
E*TRADE Financial Corp.*	-	13,200	13,200	-	15,180	15,180
Eaton Vance Corp.	22,730	-	22,730	477,557	-	477,557
Jefferies Group, Inc.	34,968	-	34,968	491,650	-	491,650
Merrill Lynch & Co., Inc.	-	54,702	54,702	-	636,731	636,731
Morgan Stanley	-	6,300	6,300	-	101,052	101,052
State Street Corp.	-	5,100	5,100	-	200,583	200,583
TD Ameritrade Holding Corp.*	47,617	-	47,617	678,542	-	678,542
The Goldman Sachs Group, Inc.	-	5,260	5,260	-	443,892	443,892
				2,063,889	4,630,555	6,694,444
Commercial Banks 3.9%
Canadian Imperial Bank of Commerce	34,343	-	34,343	1,433,820	-	1,433,820
PNC Financial Services Group, Inc.	9,553	-	9,553	468,097	-	468,097
Synovus Financial Corp.	49,923	-	49,923	414,361	-	414,361
Wachovia Corp.	-	44,537	44,537	-	246,735	246,735
Wells Fargo & Co.	39,979	204,180	244,159	1,178,581	6,019,226	7,197,807
				3,494,859	6,265,961	9,760,820
Consumer Finance 1.5%
American Express Co.	-	173,200	173,200	-	3,212,860	3,212,860
Capital One Financial Corp.	16,821	-	16,821	536,422	-	536,422
Discover Financial Services	-	9,650	9,650	-	91,964	91,964
				536,422	3,304,824	3,841,246
Diversified Financial Services 4.1%
Bank of America Corp.	40,787	-	40,787	574,281	-	574,281
Citigroup, Inc.	-	42,900	42,900	-	287,859	287,859
JPMorgan Chase & Co.	49,502	180,124	229,626	1,560,798	5,679,310	7,240,108
Moody's Corp.	-	42,200	42,200	-	847,798	847,798
NYSE Euronext	42,876	-	42,876	1,173,945	-	1,173,945
				3,309,024	6,814,967	10,123,991
Insurance 9.5%
ACE Ltd.	32,384	-	32,384	1,713,761	-	1,713,761
Alleghany Corp.*	2,115	-	2,115	596,430	-	596,430
American International Group, Inc.	-	174,570	174,570	-	274,075	274,075
Aon Corp.	29,703	-	29,703	1,356,833	-	1,356,833
Arthur J. Gallagher & Co.	30,672	-	30,672	794,711	-	794,711
Berkshire Hathaway, Inc. "B"*	-	2,109	2,109	-	6,778,326	6,778,326
Hartford Financial Services Group, Inc.	34,747	28,600	63,347	570,546	469,612	1,040,158
Loews Corp.	-	106,650	106,650	-	3,012,863	3,012,863
Markel Corp.*	-	400	400	-	119,600	119,600
MBIA, Inc.	-	10,920	10,920	-	44,444	44,444
MetLife, Inc.	17,060	-	17,060	594,712	-	594,712
NIPPONKOA Insurance Co., Ltd.	-	196,200	196,200	-	1,525,239	1,525,239
PartnerRe Ltd.	9,029	-	9,029	643,497	-	643,497
Principal Financial Group, Inc.	-	12,000	12,000	-	270,840	270,840

Progressive Corp.	-	187,292	187,292	-	2,773,795	2,773,795
Prudential Financial, Inc.	20,352	-	20,352	615,851	-	615,851
Sun Life Financial, Inc.	-	7,370	7,370	-	170,542	170,542
Transatlantic Holdings, Inc.	-	35,973	35,973	-	1,441,078	1,441,078
				6,886,341	16,880,414	23,766,755
Real Estate Management & Development 0.5%
Brookfield Asset Management Inc. "A"	-	43,500	43,500	-	664,245	664,245
Hang Lung Group Ltd.	-	223,000	223,000	-	680,657	680,657
				-	1,344,902	1,344,902
Thrifts & Mortgage Finance 0.2%
Capitol Federal Financial	12,711	-	12,711	579,622	-	579,622

Health Care 9.8%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	31,401	-	31,401	1,682,780	-	1,682,780
Becton, Dickinson & Co.	37,318	-	37,318	2,552,178	-	2,552,178
				4,234,958	-	4,234,958
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	-	29,440	29,440	-	1,014,797	1,014,797
Express Scripts, Inc.*	-	22,445	22,445	-	1,234,026	1,234,026
Medco Health Solutions, Inc.*	35,335	-	35,335	1,480,890	-	1,480,890
UnitedHealth Group, Inc.	-	47,600	47,600	-	1,266,160	1,266,160
WellPoint, Inc.*	35,879	-	35,879	1,511,582	-	1,511,582
				2,992,472	3,514,983	6,507,455
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.*	59,544	-	59,544	2,028,664	-	2,028,664

Pharmaceuticals 4.7%
Abbott Laboratories	11,304	-	11,304	603,294	-	603,294
Johnson & Johnson	-	13,790	13,790	-	825,056	825,056
Merck & Co., Inc.	64,802	-	64,802	1,969,981	-	1,969,981
Pfizer, Inc.	136,969	-	136,969	2,425,721	-	2,425,721
Schering-Plough Corp.	-	93,800	93,800	-	1,597,414	1,597,414
Teva Pharmaceutical Industries Ltd. (ADR)	56,283	-	56,283	2,395,967	-	2,395,967
Wyeth	50,317	-	50,317	1,887,391	-	1,887,391
				9,282,354	2,422,470	11,704,824
Industrials 7.8%
Aerospace & Defense 1.6%
Honeywell International, Inc.	66,304	-	66,304	2,176,760	-	2,176,760
United Technologies Corp.	33,943	-	33,943	1,819,345	-	1,819,345
				3,996,105	-	3,996,105
Air Freight & Logistics 0.3%
United Parcel Service, Inc. "B"	-	13,500	13,500	-	744,660	744,660

Commercial Services & Supplies 1.0%

Iron Mountain, Inc.*	-	97,282	97,282	-	2,405,784	2,405,784

Electrical Equipment 1.1%
ABB Ltd. (ADR) (Registered)		12,980	12,980	-	194,830	194,830
Emerson Electric Co.	72,781	-	72,781	2,664,512	-	2,664,512
				2,664,512	194,830	2,859,342
Industrial Conglomerates 0.6%
Siemens AG (Registered)	-	8,340	8,340	-	624,670	624,670
Tyco International Ltd.	-	36,950	36,950	-	798,120	798,120
				-	1,422,790	1,422,790
Machinery 1.6%
PACCAR, Inc.	-	15,060	15,060	-	430,716	430,716
Dover Corp.	53,823	-	53,823	1,771,853	-	1,771,853
Parker Hannifin Corp.	43,642	-	43,642	1,856,531	-	1,856,531
				3,628,384	430,716	4,059,100
Marine 0.4%
China Shipping Development Co., Ltd. "H"	-	400,000	400,000	-	402,603	402,603
Kuehne & Nagel International AG (Registered)	-	9,620	9,620	-	623,724	623,724
				-	1,026,327	1,026,327
Professional Services 0.7%
Dun & Bradstreet Corp.	-	22,500	22,500	-	1,737,000	1,737,000

Transportation Infrastructure 0.5%
China Merchants Holdings International Co., Ltd.	-	519,223	519,223	-	1,023,160	1,023,160
Cosco Pacific Ltd.	-	320,600	320,600	-	330,070	330,070
				-	1,353,230	1,353,230
Information Technology 8.6%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.*	328,090	-	328,090	918,652	-	918,652
Cisco Systems, Inc.*	-	45,500	45,500	-	741,650	741,650
Nokia Oyj (ADR)	123,145	-	123,145	1,921,062	-	1,921,062
				2,839,714	741,650	3,581,364
Computers & Peripherals 1.0%
Dell, Inc.*	-	42,440	42,440	-	434,586	434,586
EMC Corp.*	57,391	-	57,391	600,884	-	600,884
Hewlett-Packard Co.	-	41,220	41,220	-	1,495,874	1,495,874
				600,884	1,930,460	2,531,344
Electronic Equipment, Instruments & Components 0.7%
Agilent Technologies, Inc.*	-	63,330	63,330	-	989,848	989,848
Tyco Electronics Ltd.	-	36,950	36,950	-	598,959	598,959
				-	1,588,807	1,588,807
Internet Software & Services 0.5%
eBay, Inc.*	-	18,455	18,455	-	257,632	257,632
Google, Inc. "A"*	-	3,297	3,297	-	1,014,322	1,014,322
				-	1,271,954	1,271,954

IT Services 0.1%
Visa, Inc. "A"	-	5,240	5,240	-	274,838	274,838

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	129,198	-	129,198	1,894,043	-	1,894,043
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	253,605	-	253,605	2,003,479	-	2,003,479
Texas Instruments, Inc.	37,000	117,700	154,700	574,240	1,826,704	2,400,944
				4,471,762	1,826,704	6,298,466
Software 2.4%
Microsoft Corp.	102,252	135,400	237,652	1,987,779	2,632,176	4,619,955
Oracle Corp.*	71,205	-	71,205	1,262,464	-	1,262,464
				3,250,243	2,632,176	5,882,419
Materials 5.4%
Chemicals 1.9%
Air Products & Chemicals, Inc.	41,508	-	41,508	2,086,607	-	2,086,607
Monsanto Co.	-	9,450	9,450	-	664,807	664,807
Praxair, Inc.	32,038	-	32,038	1,901,776	-	1,901,776
				3,988,383	664,807	4,653,190
Construction Materials 1.1%
Martin Marietta Materials, Inc.	-	17,000	17,000	-	1,650,360	1,650,360
Vulcan Materials Co.	-	16,860	16,860	-	1,173,119	1,173,119
				-	2,823,479	2,823,479
Containers & Packaging 1.5%
Sealed Air Corp.	-	142,900	142,900	-	2,134,926	2,134,926
Sonoco Products Co.	72,823	-	72,823	1,686,581	-	1,686,581
				1,686,581	2,134,926	3,821,507
Metals & Mining 0.6%
BHP Billiton PLC	-	24,750	24,750	-	466,213	466,213
Freeport-McMoRan Copper & Gold, Inc.	35,566	-	35,566	869,233	-	869,233
Rio Tinto PLC	-	8,800	8,800	-	190,668	190,668
				869,233	656,881	1,526,114
Paper & Forest Products 0.3%
Sino-Forest Corp.*	-	78,600	78,600	-	628,418	628,418

Telecommunication Services 2.6%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	119,781	-	119,781	3,413,758	-	3,413,758
BCE, Inc.	62,667	-	62,667	1,284,047	-	1,284,047
Verizon Communications, Inc.	45,999	-	45,999	1,559,366	-	1,559,366
				6,257,171	-	6,257,171
Wireless Telecommunication Services 0.1%
Sprint Nextel Corp.*	-	141,270	141,270	-	258,524	258,524

Utilities 5.5%
Electric Utilities 4.3%
Allegheny Energy, Inc.	59,022	-	59,022	1,998,485	-	1,998,485

Duke Energy Corp.	128,716	-	128,716	1,932,027	-	1,932,027
Entergy Corp.	13,720	-	13,720	1,140,544	-	1,140,544
Exelon Corp.	15,863	-	15,863	882,141	-	882,141
FirstEnergy Corp.	46,472	-	46,472	2,257,610	-	2,257,610
FPL Group, Inc.	31,324	-	31,324	1,576,537	-	1,576,537
Southern Co.	23,997	-	23,997	887,889	-	887,889
				10,675,233	-	10,675,233
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	-	34,400	34,400	-	283,456	283,456

Multi-Utilities 1.1%
PG&E Corp.	71,041	-	71,041	2,749,997	-	2,749,997

Total Common Stocks (Cost $139,608,097, $135,496,146 and $275,104,243 respectively)				120,675,190	129,331,950	250,007,140

Corporate Bonds 0.1%
Materials
Sino-Forest Corp., 144A, 5.0%, 8/1/2013 (Cost $340,000)	-	340,000	340,000	-	243,100	243,100

Securities Lending Collateral 6.6%
Daily Assets Fund Institutional, 1.69% (a) (b)	2,379,975	14,051,468	16,431,443	2,379,975	14,051,468	16,431,443
(Cost $2,379,975, $14,051,468, $16,431,443 respectively)

Cash Equivalents 0.7%
Cash Management QP Trust, 1.42% (a)	-	1,731,005	1,731,005	-	1,731,005	1,731,005
(Cost $0, $1,731,005 and $1,731,005 respectively)

Total Investment Portfolio (Cost $141,988,072, $151,618,619, and $293,606,691 respectively) 107.4%				123,055,165	145,357,523	268,412,688
Other Assets and Liabilities, Net (7.4)%				(4,818,637)	(13,565,144)	(18,411,781)	(1)
Net Assets 100.0%				118,236,528	131,792,379	250,000,907	(1)

* Non-income producing security.

(1) Includes estimated one time merger costs of $28,000, which are to be borne by DWS Davis Venture Value VIP.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(b) Represents collateral held in connection with securities lending. Income earned is net of borrowers rebates.
ADR: American Depositary Receipt

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of DWS Large Cap Value VIP and DWS Davis Venture Value VIP as of December 31, 2008 giving effect to the proposed acquisition of assets at net asset value as of that date.(1) (2)

	Acquiring	Acquired
	DWS Large Cap Value VIP	DWS Davis Venture Value VIP	Pro Forma Adjustments	Pro Forma Combined	Check

Net Assets
Class A	$117,944,245	$131,579,381	(27,955)	249,495,671	-
Class B	$ 292,283	$ 212,998	(45)	505,236	-
Total Net assets	$118,236,528	$131,792,379	(28,000)	250,000,907	-

Shares outstanding
Class A	13,220,277	17,516,923	(2,769,005)	27,968,195	-
Class B	32,776	28,559	(4,685)	56,650	-

Net Asset Value per share
Class A	8.92	7.51	-	8.92	-
Class B	8.92	7.46	-	8.92	-

1) Assumes the Reorganization had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of the DWS Large Cap Value VIP will be received by the shareholders of the DWS Davis Venture Value VIP on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS Large Cap Value VIP will be received by the shareholders of the DWS Davis Venture Value VIP that actually will be received on or after such date.

2) Pro Forma adjustments include estimated one time merger costs of $28,000, which are to be borne by DWS Davis Venture Value VIP.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
As Of December 31, 2008 (Unaudited)

	Acquiring	Acquiring
	DWS Large Cap Value VIP	DWS Davis Venture Value VIP	Pro Forma Adjustments	Pro Forma Combined	Check

Investments, at value	$123,055,165	$145,357,523	$-	$ 268,412,688	-
Cash	$10,122	$10,000	$-	$20,122	-
Other assets less liabilities	$(4,828,759)	$(13,575,144)	$(28,000)	$(18,431,903)	-
Total Net assets	$118,236,528	$131,792,379	$(28,000)	$ 250,000,907	-

Net Assets
Class A	$117,944,245	$131,579,381	$(27,955)	$ 249,495,671	-
Class B	$292,283	$212,998	$(45)	$505,236	-
Total Net assets	$118,236,528	$131,792,379	$(28,000)	$ 250,000,907	-
	$-	$-	$-
Share Outstanding
Class A	13,220,277	17,516,923	(2,769,005)	27,968,195	-
Class B	32,766	28,559	(4,685)	56,640	-

Net Asset Value per Share
Class A	8.92	7.51		8.92	-
Class B	8.92	7.46		8.92	-

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED December 31, 2008 (Unaudited)

	DWS Large Cap Value VIP	DWS Davis Venture Value VIP	Pro Forma Adjustments		Pro Forma Combined

Investment Income:
Interest and dividend income	$4,582,951	$4,648,696	-		$9,231,647
Total Investment Income	4,582,951	4,648,696			9,231,647
Expenses
Management Fees	1,214,541	2,136,001	(633,384)	(1)	2,717,158
Services to Shareholders	2,879	10,491			13,370
Administration Fee	186,852	140,451	97,442	(1)	424,745
Custodian Fees	15,698	42,654			58,352
Fund Accounting		37,943	(37,943)	(1)	-
Distribution Service Fees	6,151	17,012			23,163
Professional Fees	63,000	71,353	(41,767)	(1)	92,586
Trustees Fees	20,856	32,179			53,035
Reports to Shareholders	115,320	55,465			170,785
Other Expenses	6,929	25,316	-		32,245
Total expenses before reductions	1,632,226	2,568,865	(615,652)		3,585,439
Expense reductions	(11,364)	(392,699)	377,356		(26,707)
Expenses, net	1,620,862	2,176,166	(238,296)		3,558,732
Net investment income (loss)	2,962,089	2,472,530	238,296		5,672,915

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	(26,827,361)	10,438,043	-		(16,389,318)
Foreign currency related transactions	(13,264)	(32,097)	-		(45,361)

Net unrealized appreciation (depreciation) on:
Investments	(52,635,232)	(123,229,979)	-		(175,865,211)
Foreign currency related transactions	(431)	1,349	-		918

Net increase in net assets from operations	$(76,514,199)	$(110,350,154)	$238,296		$ (186,626,057)

(1) Pro forma operation expense are based on the actual expenses of DWS Large Cap Value VIP and DWS David Venture Value VIP, with certain expenses adjusted to reflect the estimated expenses of the combined entity. The management fee and administrative fee has been calculated for the combined Funds based on the fee schedule in effect fro DWS Large Cap Value VIP at the combined level of average net assets for the period ended December 31, 2008.

Notes to Pro Forma Combining Financial Statements

December 31, 2008

These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of December 31, 2008, and the unaudited pro forma combined condensed Statement of Operations for the year ended December 31, 2008 for DWS Large Cap Value VIP and DWS Davis Venture Value VIP, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of DWS Davis Venture Value VIP in exchange for shares of DWS Large Cap Value VIP at net asset value. Following the acquisition, DWS Large Cap Value VIP will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors/Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Large Cap Value VIP intends to continue to qualify as a regulated investment company.

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------

DWS Investments VIT Funds
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series I
     DWS Bond VIP                            DWS Growth & Income VIP
     DWS Capital Growth VIP                  DWS Health Care VIP
     DWS Global Opportunities VIP            DWS International VIP

DWS Variable Series II
     DWS Balanced VIP                        DWS International Select Equity VIP
     DWS Blue Chip VIP                       DWS Janus Growth & Income VIP
     DWS Conservative Allocation VIP         DWS Large Cap Value VIP
     DWS Core Fixed Income VIP               DWS Mid Cap Growth VIP
     DWS Davis Venture Value VIP             DWS Moderate Allocation VIP
     DWS Dreman High Return Equity VIP       DWS Money Market VIP
     DWS Dreman Small Mid Cap Value VIP      DWS Small Cap Growth VIP
     DWS Global Thematic VIP                 DWS Strategic Income VIP
     DWS Government & Agency Securities VIP  DWS Technology VIP
     DWS Growth Allocation VIP               DWS Turner Mid Cap Growth VIP
     DWS High Income VIP

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and  Redemptions" or "Net Asset Value,  Purchase and Redemption of
Shares" section of each Portfolio's Statement of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution of Portfolio  shares or the retention  and/or  servicing of investors and Portfolio shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio  shares.  Such  revenue  sharing  payments  are  in  addition  to  any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio,  any record  keeping/sub-transfer  agency/networking  fees payable by each Portfolio  (generally  through the Distributor or an affiliate)  and/or the
Distributor to certain  financial  advisors for performing such services and any
sales  charges,   commissions,   non-cash  compensation  arrangements  expressly
permitted under applicable rules of FINRA or other concessions  described in the fee  table  or  elsewhere  in the  Prospectuses  or the  SAI as  payable  to all financial  advisors.  For example,  the Advisor,  the  Distributor  and/or their affiliates may compensate  financial  advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other  marketing  programs  including,  without  limitation,  inclusion  of each
Portfolio on preferred or  recommended  sales lists,  mutual fund  "supermarket"
platforms and other formal sales programs;  granting the  Distributor  access to the financial  advisor's  sales force;  granting the  Distributor  access to the financial  advisor's  conferences  and  meetings;  assistance  in  training  and educating the  financial  advisor's  personnel;  and,  obtaining  other forms of marketing  support.  The level of revenue  sharing  payments  made to  financial advisors may be a fixed fee or based upon one or more of the following  factors:
gross  sales,  current  assets  and/or  number  of  accounts  of each  Portfolio attributable  to the financial  advisor,  the particular  portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination  thereof. The amount of these payments is determined at the discretion of the Advisor,  the  Distributor and/or  their  affiliates  from  time to time,  may be  substantial,  and may be different for different financial advisors based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that

generally  range from .01% up to .50% of assets of the  Portfolio  serviced  and maintained  by the  financial  advisor,  .05% to .25% of sales of the  Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000,  or any combination  thereof.  These amounts are annual figures  typically paid on a quarterly basis and are subject to change at the discretion of the Advisor,  the
Distributor  and/or their affiliates.  Receipt of, or the prospect of receiving,
this   additional   compensation,   may  influence  your   financial   advisor's
recommendation  of  this  Portfolio  or of any  particular  share  class  of the
Portfolio.  You should review your financial advisor's  compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Portfolio.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date hereof,  each  Portfolio  has been advised that the Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International

                                       2

First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company

                                       3

Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular  DWS fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Portfolio or of other portfolios. These payment arrangements,  however, will not change the price that an investor pays for  Portfolio  shares or the amount that the Portfolio  receives to invest on behalf of an investor and will not increase
Portfolio expenses.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your  financial  advisor and review your financial advisor's disclosures.

It is likely that  broker-dealers  that execute  portfolio  transactions for the
Portfolio  will  include  firms that also sell  shares of the DWS funds to their customers.  However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio  transactions for the DWS funds. Accordingly,  the Advisor has implemented policies and procedures reasonably  designed to prevent its traders from  considering  sales of DWS fund shares as a factor in the  selection  of  broker-dealers  to  execute  portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their  affiliates  will not use fund  brokerage to pay for their  obligation  to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Portfolios:

--------------------------------------------------------------------------------
DWS Variable Series I:

DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Portfolios'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a
European

style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing
Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, each
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that
OTC options purchased by each Portfolio, and portfolio securities "covering" the amount of each Portfolio's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by each
Portfolio must be "covered" (i.e., each Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Portfolio will receive the option premium to help protect it against loss, a call sold by each Portfolio exposes each Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of each Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these
Portfolios will not exceed 20% of its total assets.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

--------------------------------------------------------------------------------
DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
--------------------------------------------------------------------------------
DWS Variable Series I

DWS Bond VIP                              DWS Growth & Income VIP
DWS Capital Growth VIP                    DWS Health Care VIP
DWS Global Opportunities VIP              DWS International VIP
--------------------------------------------------------------------------------
DWS Variable Series II

DWS Balanced VIP                          DWS International Select Equity VIP
DWS Blue Chip VIP                         DWS Janus Growth & Income VIP
DWS Conservative Allocation VIP           DWS Large Cap Value VIP
DWS Core Fixed Income VIP                 DWS Mid Cap Growth VIP
DWS Davis Venture Value VIP               DWS Moderate Allocation VIP
DWS Dreman High Return Equity VIP         DWS Small Cap Growth VIP
DWS Dreman Small Mid Cap Value VIP        DWS Strategic Income VIP
DWS Global Thematic VIP                   DWS Technology VIP
DWS Government & Agency Securities VIP    DWS Turner Mid Cap Growth VIP
DWS Growth Allocation VIP
DWS High Income VIP

Effective on or about September 2, 2008, disclosure in the Portfolio's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Portfolio's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the
Portfolio segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Portfolio will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Portfolio will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Portfolio may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a
Portfolio's assets for segregation and cover purposes could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the
Portfolio that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund       DWS Bond VIP
     Service Shares                        DWS International Value Opportunities      DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                     DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                  DWS Growth & Income VIP
     Davidson Cash Equivalent Shares        DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S        DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                   DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund              DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund              DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                  DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                  DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                  DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                  DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund                DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund               DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund            DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund              DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund            DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund            DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                         DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                    DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series              DWS Moderate Allocation VIP
DWS Core Plus Income Fund                       DWS Money Market Fund                 DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund          DWS Cash Investment Trust Class A     DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund           DWS Cash Investment Trust Class B     DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund             DWS Cash Investment Trust Class C     DWS Technology VIP
DWS Dreman Concentrated Value Fund              DWS Cash Investment Trust Class S     DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&P 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&P 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------

DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2008

                              CLASS A AND B SHARES

                             DWS VARIABLE SERIES II

                    345 Park Avenue, New York, New York 10154
                                 1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series
II (the "Fund") dated May 1, 2008, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet Web site
(http://www.sec.gov). The prospectuses are also available from Participating
Insurance Companies.

DWS Variable Series II offers a choice of 21 portfolios, 18 of which are described herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating Insurance
Companies").

The Portfolios described herein are:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

                                                                                                                   Page
                                                                                                                   ----

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a shareholder vote.
There can be no assurance that a Portfolio's investment objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed without approval by a "majority" of the outstanding voting shares of a Portfolio. As defined in the Investment Company
Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of
(a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. DWS Technology VIP is classified as a non-diversified open-end management investment company. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. Each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of
1986, as amended (the "Code") for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)      borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      for all Portfolios except DWS Money Market VIP and DWS Technology VIP:
         concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      for DWS Money Market VIP only: concentrate its investments in a particular industry (excluding US government obligations), as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the
         Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions;

(5)      for DWS Technology VIP only: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector;

(6)      engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(7)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of a Portfolio's ownership of securities;

(8)      purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; or

(9)      make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (4) above, for purposes of determining the percentage of DWS Money Market VIP's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's (except DWS Money Market VIP) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (4) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a shareholder vote:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market
VIP, does not intend to:

(1)      borrow money in an amount greater than 5% of its total assets, except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Portfolio's registration statement which may be deemed to be borrowings;

(2)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)      purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)      invest more than 15% of net assets in illiquid securities.

For all Portfolios, except DWS Strategic Income VIP:

(7)      acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act.

For all Portfolios, except DWS Core Fixed Income VIP, DWS Government & Agency
Securities VIP, DWS High Income VIP, DWS Money Market VIP and DWS Strategic
Income VIP:

(8)      enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all Portfolios, except DWS Money Market VIP:

(9)      lend portfolio securities in an amount greater than one third of its total assets.

For DWS Money Market VIP only:

(10)     borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11)     lend portfolio securities in an amount greater than 5% of its total assets; and

(12)     invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. DWS Technology VIP "concentrates," for purposes of the 1940 Act, its assets in securities of companies in the technology sector which means that at least 25% of its net assets will be invested in these sectors at all times.
As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Portfolio Holdings

In addition to the public disclosure of portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectuses. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively
"DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's
Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or
DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each
Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

Master-feeder Fund Structure. The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

Each Portfolio is an open-end management investment company which continuously offers and redeems shares at net asset value. Two classes of shares of each
Portfolio described herein are currently offered through Participating Insurance
Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 fee. Class B shares are offered at net asset value and are subject to a Rule 12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a
Portfolio but, to the extent employed, could from time to time have a material impact on a Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in a Portfolio's applicable prospectuses.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each
Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a shareholder vote. There is no assurance that the objectives of each Portfolio will be achieved.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP
may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan.
These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and
S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by a Portfolio. In certain cases, a Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolios, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio's investment policies.
Treating a financial intermediary as an issuer of indebtedness may restrict a
Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a Subadvisor believes that borrowing will benefit a Portfolio after taking into account all considerations such as the costs of the borrowing relative to the expected return. DWS High Income VIP may borrow up to 5% of its net assets against called and tendered bonds held by the Portfolio. Any borrowing, including borrowing against called and tendered bonds, is subject to the Portfolio's fundamental and non-fundamental investment policies.

Borrowing by a Portfolio will involve special risk considerations. To the extent a Portfolio borrows money, positive or negative performance by a Portfolio's investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities, that exceeds the interest paid on the amount borrowed would cause the net asset value of a Portfolio's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of a Portfolio's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank
Insurance Fund or the Savings Association Insurance Fund administered by the
Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a
Portfolio may purchase collateralized obligations, including interest only
("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US government securities or other assets.
The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US government agency or instrumentality, such as the
Federal Home Loan Mortgage Corporation, are considered US government securities.
Privately-issued collateralized obligations collateralized by a portfolio of US government securities are not direct obligations of the US government or any of its agencies or instrumentalities and are not considered US government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These
"inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to a Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid.
In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.
Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a
Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each
Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock including
Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS
Davis Venture Value VIP, DWS Dreman High Return Equity, DWS Global Thematic VIP,
DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth &
Income VIP, DWS Mid Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP
and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a
Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International
Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as
"Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.
Generally, Depositary Receipts in registered form are designed for use in the
United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers'
stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may
invest in all types of direct debt investments, but among these investments each
Portfolio currently intends to invest primarily in direct loans and trade claims.

When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, each
Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The
Portfolios will not invest in trade claims if it affects the Portfolio's qualification as a regulated investment company under the Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings.
Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a)
changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a
Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP
and DWS Small Cap Growth VIP invest mainly in US common stocks, but may invest up to 25% of its total assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of its total assets could be in bonds from foreign issuers. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of its total assets could be in bonds from foreign issuers. DWS Technology VIP invests mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value
VIP may invest up to 20% of net assets in US dollar-denominated American
Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS
Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US dollar-denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a
Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds" or "high yield"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional
Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.

iGAP Strategy (for DWS Balanced VIP and DWS Strategic Income VIP). In addition to each portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond, currency markets and global equity markets (DWS Balanced VIP only). The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to a portfolio's bond holdings.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review by the Boards of Trustees.
Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index.
Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded
(which may result in their trading at a discount or premium to their NAVs).
Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the S&P Mid Cap 400 Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Nasdaq-100 Index.

The DWS Strategic Income VIP may invest in shares of DWS Floating Rate Plus
Fund. DWS Floating Rate Plus Fund seeks to provide high current income. DWS
Floating Rate Plus Fund pursues its objective by investing, under normal circumstances, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. DWS Floating Rate Plus Fund also seeks to enhance returns by employing a global tactical asset allocation strategy that is implemented through the use of derivatives.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or
Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash").
Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.
Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DIMA acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940
Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed
25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money
Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a
Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a
Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS
Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under
Rule 2a-7 of the 1940 Act, the Portfolio's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the
Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the
Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Mortgage-Backed and Asset-Backed Securities

General. Each Portfolio may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Portfolio may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair each
Portfolio's ability to reinvest the returns of principal at comparable yields.
Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each Portfolio may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"),
the Federal National Mortgage Association ("FNMA") and the Federal Home Loan
Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Portfolio may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs")
and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds
(bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence.
Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated
maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. Each Portfolio does not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The
Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by each Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with each Portfolio's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core
Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5%
of its total assets in asset-backed securities. DWS Balanced VIP and DWS Core
Fixed Income VIP currently do not intend to invest more than 25% of its total assets in asset-backed securities. DWS Money Market VIP may not invest more than
50% of its assets in asset-backed securities.

Non-Diversified Portfolios. DWS Technology VIP is classified as a
"non-diversified" portfolio so that it will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements for qualification as a regulated investment company under the Code.
This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a
Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a
Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the
Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest)
of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Balanced VIP, DWS High Income VIP and DWS
Strategic Income VIP may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a Portfolio may accept various instruments if the investment adviser determines it is in the best interests of a Portfolio and consistent with a Portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A
Portfolio will enter into reverse repurchase agreements only when the Advisor or
Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Portfolio's assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each
Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3)
thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2)
paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the
Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2)
paper to be liquid; however, pursuant to procedures approved by the Board of
Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Small Company Risk. DWS Small Cap Growth VIP, DWS Balanced VIP and DWS Dreman
Small Mid Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell
2000 Growth Index and the Russell 2500 Value Index, respectively. Other
Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time).
Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the
DWS Small Cap Growth VIP and DWS Dreman Small Mid Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A
Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box.
Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate
Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate
Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit.
Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand
Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate
Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Strategic Transactions and Derivatives (all Portfolios except DWS Money Market
VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called
"Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Portfolio's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and the Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or a subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic
Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than
(in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an
OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A
Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the
Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from
Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities
"covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than
15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be
"covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a
Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50%
of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a
Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Portfolios and the
Portfolios are excluded from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to commodity pool operator registration and regulation under the Commodity Exchange
Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

To the extent a Portfolio intends to hedge its currency exposure, a Portfolio generally will not enter into a transaction and obtain exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a
Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars.
The amount of the commitment or option would not exceed the value of a
Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a
Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a
Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of a
Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A
Portfolio may also borrow up to 5% of its net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the
"Borrowing" subsection of the "Investment Restrictions" section of this
Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a
Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a
Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a
Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a
Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single
Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or a subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Sub-Prime Mortgage Exposure

Each Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. Each Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Portfolios to decrease.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

CERTAIN INVESTMENT POLICIES AND TECHNIQUES OF DWS FLOATING RATE PLUS FUND

Of the Portfolios listed in this Statement of Additional Information, only DWS
Strategic Income VIP may invest in shares of DWS Floating Rate Plus Fund. DWS
Floating Rate Plus Fund invests primarily in Senior Loans and may borrow for investment purposes, as described below.

Senior Loans. DWS Floating Rate Plus Fund may invest in Senior Loans. Senior
Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senor Loan in an order of maturity described in the loan documents. Under certain interests in
Senior Loans, the fund may have an obligation to make additional loans upon demand by the borrower. The fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.
When the fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment.
Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the fund could receive a portion of the borrower's collateral. If the fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the fund's portfolio. At times the fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The fund believes that the principal credit risk associated with acquiring
Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The fund may incur additional credit risk, however, when the fund acquires a participation in a Senior Loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring
Senior Loans, the fund conducts an analysis and evaluation of the financial condition of each such lender. The fund has taken the following measures in an effort to reduce such risks. The fund will only acquire participations in Senior
Loans if the lender selling the participation, and any other persons interpositioned between the fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by
Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by
Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The fund generally holds Senior Loans to maturity unless it has become necessary to sell them to adjust the fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the fund. This should, however, allow the fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The fund may also receive guarantees as a form of collateral. In some instances, a
Senior Loan may be secured only by stock in a borrower or its affiliates. The fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such
Senior Loans. Such sales could result in prices that, in the opinion of the
Advisor, do not represent fair value. If the fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the fund could get for the Senior Loan may be adversely affected.

Borrowing. DWS Floating Rate Plus Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The fund may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the fund's agreement with its lender, the net asset value per share of the funds will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the fund compared with what it would have been without leverage.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA
or a subadvisor, makes each Portfolio's investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor or a subadvisor manages each Portfolio's daily investment and business affairs subject to the policies established by the
Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. Each Portfolio's investment advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company
Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

The Board and the shareholders of each Portfolio recently approved an amended and restated investment management agreement (the "Investment Management
Agreement") for the Portfolios, except DWS Large Cap Value Portfolio, which adopted the amended and restated investment management agreement effective April
11, 2007. Pursuant to the Investment Management Agreement for each Portfolio, the Advisor provides continuing investment management of the assets of a
Portfolio. In addition to the investment management of the assets of the
Portfolios, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its prospectus and SAI, or as adopted by the Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Portfolio's administrator or other agent, the Portfolio's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Portfolio, the
Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                      Portfolio                Management Fee Rate
                      ---------                -------------------

DWS Balanced VIP                              0.370% to $250 million
                                              0.345% next $750 million
                                              0.310% thereafter

DWS Blue Chip VIP                             0.550% to $250 million
                                              0.520% to next $750 million
                                              0.500% to next $1.5 billion
                                              0.480% to next $2.5 billion
                                              0.450% to next $2.5 billion
                                              0.430% to next $2.5 billion
                                              0.410% to next $2.5 billion
                                              0.390% thereafter

DWS Core Fixed Income VIP                     0.500% to $250 million
                                              0.470% next $750 million
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% thereafter

DWS Davis Venture Value VIP                   0.865% to $250 million
                                              0.840% next $250 million
                                              0.815% next $500 million
                                              0.790% next $1.5 billion
                                              0.765% thereafter

DWS Dreman High Return Equity VIP             0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Dreman Small Mid Cap Value VIP            0.650% to $250 million
                                              0.620% next $750 million
                                              0.600% next $1.5 billion
                                              0.580% next $2.5 billion
                                              0.550% next $2.5 billion
                                              0.540% next $2.5 billion
                                              0.530% next $2.5 billion
                                              0.520% thereafter

DWS Global Thematic VIP                       0.915% to $250 million
                                              0.865% next $500 million
                                              0.815% next $750 million
                                              0.765% next $1.5 billion
                                              0.715% thereafter

DWS Government & Agency Securities VIP        0.450% to $250 million
                                              0.430% next $750 million
                                              0.410% next $1.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% next $2.5 billion
                                              0.320% thereafter

DWS High Income VIP                           0.500% to $250 million
                                              0.470% next $750 million
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% thereafter

DWS International Select VIP Equity VIP       0.650% to $1.5 billion
                                              0.635% next $1.75 billion
                                              0.620% next $1.75 billion
                                              0.605% thereafter

DWS Janus Growth & Income VIP                 0.665% to $250 million
                                              0.640% next $750 million
                                              0.615% next $1.5 billion
                                              0.590% thereafter

DWS Mid Cap Growth VIP                        0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Money Market VIP                          0.285% to $500 million
                                              0.270% next $500 million
                                              0.255% next $1.0 billion
                                              0.240% thereafter

DWS Small Cap Growth VIP                      0.550% to $250 million
                                              0.525% next $750 million
                                              0.500% thereafter

DWS Strategic Income VIP                      0.550% to $250 million
                                              0.520% next $750 million
                                              0.50% next $1.5 billion
                                              0.48% next $2.5 billion
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.410% next $2.5 billion
                                              0.390% thereafter

DWS Technology VIP                            0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Turner Mid Cap Growth VIP                 0.715% to $250 million
                                              0.700% next $250 million
                                              0.685% next $500 million
                                              0.670% thereafter

Effective April 11, 2007, DWS Large Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                               Fee Rate
------------------------                               --------
First $250 million                                      0.650%
next $750 million                                       0.625%
next $1.5 billion                                       0.600%
next $2.5 billion                                       0.575%
next $2.5 billion                                       0.550%
next $2.5 billion                                       0.525%
next $2.5 billion                                       0.500%
Over $12.5 billion                                      0.475%

Prior to May 1, 2008, the Portfolios listed below each paid the Advisor a graduated investment management fee, based on the average daily net assets of a
Portfolio, payable monthly, at the annual rates shown below. The prior investment management agreement for each Portfolio, except DWS Large Cap Value
VIP, included the provision of administrative services:

DWS Blue Chip VIP and DWS Strategic Income VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.650%
next $750 million                                     0.620%
next $1.5 billion                                     0.600%
next $2.5 billion                                     0.580%
next $2.5 billion                                     0.550%
next $2.5 billion                                     0.530%
next $2.5 billion                                     0.510%
Over $12.5 billion                                    0.490%

DWS Core Fixed Income VIP and DWS High Income VIP

Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                              0.600%
next $750 million                                               0.570%
next $1.5 billion                                               0.550%
next $2.5 billion                                               0.530%
next $2.5 billion                                               0.500%
next $2.5 billion                                               0.480%
next $2.5 billion                                               0.460%
Over $12.5 billion                                              0.440%

DWS Dreman Small Mid Cap Value VIP

Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                              0.750%
next $750 million                                               0.720%
next $1.5 billion                                               0.700%
next $2.5 billion                                               0.680%
next $2.5 billion                                               0.650%
next $2.5 billion                                               0.640%
next $2.5 billion                                               0.630%
Over $12.5 billion                                              0.620%

DWS Government & Agency Securities VIP

Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                              0.550%
next $750 million                                               0.530%
next $1.5 billion                                               0.510%
next $2.5 billion                                               0.500%
next $2.5 billion                                               0.480%
next $2.5 billion                                               0.460%
next $2.5 billion                                               0.440%
Over $12.5 billion                                              0.420%

DWS International Select Equity VIP

Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $1.5 billion                                              0.750%
next $1.75 billion                                              0.735%
next $1.75 billion                                              0.720%
Over $5 billion                                                 0.705%

For the period from January 1, 2007 through April 10, 2007, DWS Large Cap Value
VIP paid the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                                      Fee Rate
------------------------                                      --------

First $250 million                                             0.750%
next $750 million                                              0.725%
next $1.5 billion                                              0.700%
next $2.5 billion                                              0.675%
next $2.5 billion                                              0.650%
next $2.5 billion                                              0.625%
next $2.5 billion                                              0.600%
Over $12.5 billion                                             0.575%

DWS Balanced VIP paid the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                                 0.470%
Next $750 million                                                  0.445%
Over $1 billion                                                    0.410%

DWS Davis Venture Value VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                          Fee Rate
-----------------------------------------                          --------

$0-$250 million                                                     0.950%
next $250 million                                                   0.925%
next $500 million                                                   0.900%
next $1.5 billion                                                   0.875%
Over $2.5 billion                                                   0.850%

DWS Dreman High Return Equity VIP, DWS Mid Cap Growth VIP and DWS Technology VIP
each paid the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                           Fee Rate
-----------------------------------------                           --------

$0-$250 million                                                     0.750%
next $750 million                                                   0.720%
next $1.5 billion                                                   0.700%
next $2.5 billion                                                   0.680%
next $2.5 billion                                                   0.650%
next $2.5 billion                                                   0.640%
next $2.5 billion                                                   0.630%
Over $12.5 billion                                                  0.620%

DWS Global Thematic VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                        Fee Rate
-----------------------------------------                        --------

$0-$250 million                                                  1.000%
next $500 million                                                0.950%
next $750 million                                                0.900%
next $1.5 billion                                                0.850%
Over $3 billion                                                  0.800%

DWS Janus Growth & Income VIP paid a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                            Fee Rate
------------------------                                            --------

First $250 million                                                   0.750%
Next $750 million                                                    0.725%
Next $1.5 billion                                                    0.700%
Over $2.5 billion                                                    0.675%

DWS Money Market VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed daily and payable monthly, at the annual rates shown below:

DWS Money Market VIP

Average Daily Net Assets                                        Fee Rate
------------------------                                        --------

First $500 million                                               0.385%
Next $500 million                                                0.370%
Next $1 billion                                                  0.355%
Over $2 billion                                                  0.340%

DWS Small Cap Growth VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                                0.650%
Next $750 million                                                 0.625%
Over $1 billion                                                   0.600%

DWS Turner Mid Cap Growth VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                          Fee Rate
-----------------------------------------                          --------

First $250 million                                                 0.800%
Next $250 million                                                  0.785%
Next $500 million                                                  0.770%
Over $1 billion                                                    0.755%

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Portfolios (the "Subadvisor Approval Policy"). The
Subadvisor Approval Policy permits the Advisor, subject to the approval of the
Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend subadvisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolios cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolios exemptive relief from existing rules. The Portfolios and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolios and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Agreement continues in effect until September 30, 2008 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective
Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio                                     Fiscal 2007          Fiscal 2006          Fiscal 2005
---------                                     -----------          -----------          -----------

DWS Balanced VIP(1)                            $2,666,534           $2,967,510           $3,294,501
DWS Blue Chip VIP(2)                           $2,018,922           $2,228,613           $2,118,362
DWS Core Fixed Income VIP(3)                   $2,144,122           $2,124,452           $1,883,098
DWS Davis Venture Value VIP(4)                 $3,682,130           $3,764,933           $3,353,292
DWS Dreman High Return Equity VIP(5)           $7,381,802           $7,237,569           $6,460,811
DWS Dreman Small Mid Cap Value VIP(6)          $4,418,373           $4,646,491           $4,088,038
DWS Global Thematic VIP(7)                     $1,732,290           $1,342,622             $841,064
DWS Government & Agency Securities VIP(8)      $1,209,630           $1,427,977           $1,713,621
DWS High Income VIP(9)                         $1,912,439           $2,263,303           $2,468,117
DWS International Select Equity VIP(10)        $2,007,490           $2,094,158           $1,801,345
DWS Janus Growth & Income VIP(11)              $1,474,026           $1,719,994           $1,712,762
DWS Large Cap Value VIP(12)                    $1,950,386           $2,335,628           $2,307,055
DWS Mid Cap Growth VIP(13)                       $435,886             $473,444             $453,434
DWS Money Market VIP(14)                       $1,392,290           $1,444,203           $1,440,420
DWS Small Cap Growth VIP(15)                   $1,413,741           $1,738,224           $1,681,135
DWS Strategic Income VIP(16)(17)                 $697,461             $662,490             $586,283
DWS Technology VIP                             $1,237,197           $1,472,355           $1,068,872
DWS Turner Mid Cap Growth VIP(18)              $1,067,206           $1,209,780           $1,287,229

(1)      Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Balanced VIP's total operating expenses at 0.51% and 0.89% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at
         0.51% and Class B 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31,
         2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio's average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of DWS Balanced VIP.

(2)      Prior to October 1, 2006, the investment management fee for DWS Blue
         Chip VIP was calculated according to the following schedule: 0.650% of average daily net assets.

(3)      Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the Portfolio will not exceed 0.70% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
         September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.
         Prior to October 1, 2006, the investment management fee for DWS Core
         Fixed Income VIP was calculated according to the following schedule:
         0.600% of average daily net assets.

(4)      Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the
         Portfolio will not exceed 0.89% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
         Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the Portfolio will not exceed 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
         September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.
         Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Davis Venture Value VIP's total operating expenses at 0.89% and 1.29% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 0.86% and 1.26%
         for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January
         1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Davis Venture Value
         VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through
         September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.003%
         (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $187,410 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of DWS Davis Venture Value VIP.

(5)      Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.78% and 1.11% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Dreman High Return Equity VIP in the amount of $9,001.

(6)      Prior to October 1, 2006, the investment management fee for DWS Dreman
         Small Mid Cap Value VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(7)      Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.05% and 1.45% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS portfolios. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Global
         Thematic VIP's total operating expenses at 1.12% and 1.52% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30,
         2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.10% and 1.50% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS
         Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1,
         2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class
         B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $112,367 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of DWS Global Thematic VIP.

(8)      Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.64% and 1.04% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. Prior to October 1, 2006, the investment management fee for DWS Government & Agency Securities VIP was
         calculated according to the following schedule: 0.550% of average daily net assets. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Government & Agency
         Securities VIP's total operating expenses at 0.63% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(9)      Prior to October 1, 2006, the investment management fee for DWS High
         Income VIP was calculated according to the following schedule: 0.600%
         of average daily net assets.

(10)     Prior to October 1, 2006, the investment management fee for DWS
         International Select Equity VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(11)     For the period from January 1, 2005 through September 30, 2005, the
         Advisor agreed to limit the fees and reimburse each class of DWS Janus
         Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective
         May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at
         0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth &
         Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005 through
         September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.003% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest,
         12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

(12)     Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Includes a 0.10%
         administrative services fee paid to the Advisor. Prior to April 11,
         2007, the investment management fee for DWS Large Cap Value VIP was calculated according to the following schedule: 0.750% of the first
         $250 million of average daily net assets; 0.725% of the next $750 million of average daily net assets; 0.700% of the next $1.5 billion of average daily net assets; 0.675% of the next $2.5 billion of average daily net assets; 0.650% of the next $2.5 billion of average daily net assets; 0.625% of the next $2.5 billion of average daily net assets;
         0.600% of the next $2.5 billion of average daily net assets and 0.575%
         of average daily net assets in excess of $12.5 billion. For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and
         Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management
         Agreement was equivalent to an annual effective rate of 0.75% of the portfolio's average daily net assets. In addition, for the year ended
         December 31, 2005, the Advisor waived $536 of record keeping fees for
         Class B shares of the DWS Large Cap Value VIP.

(13)     Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through
         September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September
         30, 2008. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Mid Cap Growth VIP's total operating expenses at 0.90% and 1.30% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 0.94%
         and 1.34% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Mid Cap Growth VIP in the amount of $2,088. For the period from January 1, 2005 through September
         30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%.
         Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth
         VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $32,030 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of DWS Mid Cap Growth VIP. For the year ended
         December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class
         B at 1.35%. For the year ended December 31, 2004, the Advisor waived
         $42,450 of management fees.

(14)     Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.44% and 0.79% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to November 6, 2006, the investment management fee for DWS Money Market VIP was calculated according to the following schedule: 0.500% of the first $215 million of average daily net assets; 0.375% of the next $335 million of average daily net assets; 0.300% of the next $250 million of average daily net assets and 0.250% of average daily net assets in excess of $800 million. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Money Market VIP's total operating expenses at 0.44% and 0.81% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(15)     Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Small Cap Growth VIP's total operating expenses at 0.72% and 1.09% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth
         VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the
         Advisor waived $9,538 of record keeping fees for Class B shares of the
         DWS Small Cap Growth VIP. In addition, for the fiscal year ended
         December 31, 2006, the Advisor waived record keeping expenses of Class
         B shares of DWS Small Cap Growth VIP in the amount of $3,729.

(16)     To the extent the portfolio invests in other mutual funds advised by the Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS
         Floating Rate Plus Fund, the Advisor has also agreed to apply a management fee credit to the portfolio equal to the difference between
         DWS Floating Rate Plus Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating Rate Plus Fund.

(17)     Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.83% and 1.23% for Class A shares and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS funds. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
         September 30, 2008. Prior to October 1, 2006, the investment management fee for DWS Strategic Income VIP was calculated according to the following schedule: 0.650% of average daily net assets. For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS
         Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Strategic Income VIP in the amount of
         $12,068. Effective October 1, 2005 through September 30, 2006, the
         Advisor agreed to limit its fees and reimburse expenses of DWS
         Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). In addition, for the year ended December 31,
         2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

(18)     Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% and 1.34% for Class A shares and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at
         1.30% and Class B at 1.70%. In addition, for the fiscal year ended
         December 31, 2006, the Advisor waived record keeping expenses of Class
         B shares of DWS Turner Mid Cap Growth VIP in the amount of $535.
         Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Turner Mid Cap
         Growth VIP to the extent necessary to maintain the annual expense of
         Class B at 1.087% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting fee savings). For the year ended December 31, 2005, the Advisor waived
         $6,545 of record keeping fees for Class B shares of DWS Turner Mid Cap
         Growth VIP.

Subadvisor to DWS Balanced VIP

Effective May 1, 2008, Deutsche Asset Management International GmbH ("DeAMi"),
an investment advisor registered with the US Securities and Exchange Commission, is the subadvisor to the Portfolio. Pursuant to the sub-advisory agreement (the
"Sub-Advisory Agreement") DeAMi, Mainzer Landstrasse 178-190, Frankfurt am Main,
Germany, 60327, renders investment advisory and management services to the
Portfolio pursuant to the terms of the Sub-Advisory Agreement between DeAMi and
DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi manages the investment and reinvestment of a portion of the large cap value allocation of the Portfolio's investment portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor with respect to a portion of the Portfolio's large cap value allocation at the annual rates shown below:

Assets Managed by DeAMi (in Euros)             Sub-Advisory Fee (as a % of average daily net assets)
----------------------------------             -----------------------------------------------------
(euro)0 - (euro)250 million                                                     0.300%
(euro)250 million - (euro)500 million                                           0.200%
(euro)500 million - (euro)1 billion                                             0.120%
(euro)1 billion - (euro)2.5 billion                                             0.080%
(euro)2.5 billion - (euro)5 billion                                             0.055%
(euro)5 billion - (euro)25 billion                                              0.035%
(euro)25 billion - (euro)50 billion                                             0.025%
over (euro)50 billion                                                           0.015%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by
DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Core Fixed Income VIP

Aberdeen Asset Management Inc. ("AAMI") is the sub-advisor to the Portfolio (the
"Aberdeen Subadvisory Agreement"). As subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the
Investment Advisers Act of 1940, as amended.

Under the terms of the Aberdeen Subadvisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Portfolio entrusted to it by the Advisor and in accordance with the Portfolio's investment objective, policies and restrictions.
AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. As compensation for its services under the Aberdeen Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement was last renewed on September 19, 2007
(unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement, AAMI will be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the prospectus or any written guidelines, policies or instructions provided in writing by the
Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement.

The Advisor pays AAMI a subadvisory fee at the annual rate, payable monthly, of
0.38% of the portfolio's average daily net assets. The subadvisory fee paid by
DIMA to AAMI for DWS Core Fixed Income VIP for the fiscal year ended December
31, 2007 was $1,372,644 and December 31, 2006 was $1,348,400.

Subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisors, L.P.
("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to
DWS Davis Venture Value VIP. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis
Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DSA, by DIMA or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the
Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------

 $0-$100 million                                              0.50%
 Next $400 million                                            0.45%
 On amounts over $500 million                                 0.40%

The subadvisory fees paid by DIMA to DSA for DWS Davis Venture Value VIP for the past three fiscal years are as follows:

                                   2007             2006              2005
                                   ----             ----              ----
DWS Davis Venture Value VIP     $1,808,935       $1,851,632        $1,651,883

Subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap
Value VIP. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue,
Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP and DWS
Dreman Small Mid Cap Value VIP. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for DWS Dreman High Return Equity VIP since its inception and for DWS
Dreman Small Mid Cap Value VIP since January 18, 2002. DVM is controlled by
David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for DWS Dreman High Return Equity VIP and DWS
Dreman Small Mid Cap Value VIP was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the
Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the
Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisory agreement upon 90 days' notice to the Advisor.

Pursuant to the subadvisory agreement dated April 5, 2002, for DWS Dreman High
Return Equity VIP, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.3375% of 1% of the average daily net assets for DWS Dreman
High Return Equity VIP. Effective January 18, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.375% of 1% of the average daily net assets for DWS Dreman Small Mid Cap Value VIP. Fees paid to
DVM for the last three fiscal years were as follows:

                                           2007           2006          2005
                                           ----           ----          ----

 DWS Dreman High Return Equity VIP      $3,428,653    $3,196,136     $2,946,412
 DWS Dreman Small Mid Cap Value VIP     $2,244,769    $2,326,338     $1,995,042

Subadvisor to DWS Janus Growth & Income VIP. Janus Capital Management LLC
("Janus Capital") 151 Detroit Street, Denver, Colorado 80206-4928, is the
subadvisor to DWS Janus Growth & Income VIP. Janus Capital (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser, to Separately Managed Accounts,
Mutual Funds, as well as Commingled Pools or Private funds and Wrap Fee
Accounts. Janus Capital is a direct subsidiary of Janus Capital Group, Inc.
("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Janus Capital has
served as subadvisor to the Portfolio since its inception on October 29, 1999.

Under the terms of the subadvisory agreement, Janus Capital manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Janus Capital was last renewed on September 19,
2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the
Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by Janus Capital, by the
Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios         Annual Subadvisory Fee Rate
------------------------------------------         ---------------------------

 First $25 million                                               0.45%
 Next $125 million                                               0.40%
 Next $600 million                                               0.375%
 Over $750 million                                               0.35%

The subadvisory fees paid by DIMA to Janus Capital for DWS Janus Growth & Income
VIP for the past three fiscal years are as follows:

                                      2007             2006             2005
                                      ----             ----             ----

 DWS Janus Growth & Income VIP      $786,130         $909,764         $569,033

Subadvisor to DWS Large Cap Value VIP. Effective February 5, 2007, Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
60325 Frankfurt am Main, Germany, an investment advisor registered with the US
Securities and Exchange Commission, is the subadvisor to the DWS Large Cap Value
VIP. DeAMi renders investment advisory and management services to DWS Large Cap
Value VIP pursuant to the terms of a Sub-Advisory Agreement (the "Sub-Advisory
Agreement") between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement,
DeAMi will manage the investment and reinvestment of the Portfolio's portfolio and will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

The subadvisory agreement with DeAMi was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DeAMi, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at an annual rate of 50% of the Advisor's annual management fee it receives from DWS Large
Cap Value VIP.

The subadvisory fee paid by DIMA to DeAMi for DWS Large Cap Value VIP for the past fiscal year is as follows:

                                                  2007
                                                  ----

 DWS Large Cap Value VIP                        $835,420

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by
DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Turner Mid Cap Growth VIP. Turner Investment Partners, Inc.
("TIP"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is the subadvisor to
DWS Turner Mid Cap Growth VIP. TIP is controlled by Robert E. Turner and Mark D.
Turner. TIP has served as subadvisor to the Portfolio since its inception on May
1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the
Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------

 $0-$50 million                                               0.550%
 Next $200 million                                            0.525%
 On amounts over $250 million                                 0.500%

The subadvisory fees paid by DIMA to TIP for DWS Turner Mid Cap Growth VIP for the past three fiscal years are as follows:

                                    2007              2006             2005
                                    ----              ----             ----

 DWS Turner Mid Cap Growth VIP    $711,772          $805,959         $725,709

Administrative Agreement

Each Portfolio recently entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the
Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of each
Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Portfolio reasonably deems necessary for the proper administration of the
Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio's records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio's operating expense budgets; reviews and processes the Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the
Administrative Services Agreement. The Administrative Services Agreement
provides that the Advisor will not be liable under the Administrative Services
Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Because the Portfolios entered into the Administrative Service Agreement effective May 1, 2008, and April 11, 2007 for DWS Large Cap Value VIP, the
Portfolios do not have any historical administrative fee information to report.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the
Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the
Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a
Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided.
The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolios to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolios' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than
DWS Money Market VIP, are listed below. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should the Advisor or a Subadvisor deem it desirable to purchase or sell securities.

Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%)
involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains for federal income tax purposes.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Portfolio turnover rates for the years ended December 31, 2007 and 2006, respectively, for the Portfolios are as follows:

Name                                      December 31, 2007   December 31, 2006
----                                      -----------------   -----------------

DWS Balanced VIP                               190%                  108%
DWS Blue Chip VIP                              275%                  226%
DWS Core Fixed Income VIP(1)                   197%                  183%
DWS Davis Venture Value VIP                      9%                   16%
DWS Dreman High Return Equity VIP               27%                   20%
DWS Dreman Small Cap Value VIP                 110%                   52%
DWS Global Thematic VIP                        191%                  136%
DWS Government & Agency Securities VIP(2)      465%                  241%
DWS High Income VIP                             61%                   93%
DWS International Select Equity VIP            117%                  122%
DWS Janus Growth & Income VIP                   73%                   44%
DWS Large Cap Value VIP                        103%                   76%
DWS Mid Cap Growth VIP                          68%                   46%
DWS Small Cap Growth VIP                        67%                   73%
DWS Strategic Income VIP                       147%                  143%
DWS Technology VIP                              91%                   49%
DWS Turner Mid Cap Growth VIP                  133%                  148%

(1)      The portfolio turnover rates including mortgage dollar roll transactions were 209% and 198% for the years ended December 31, 2007 and 2006, respectively.

(2)      The portfolio turnover rates including mortgage dollar roll transactions were 629% and 403% for the years ended December 31, 2007 and December 31, 2006, respectively.

DWS Balanced VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned
                                                       as of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)          (in thousands)
---------------------------------------------------          --------------
3I Group PLC                                                      $445
Alleanza Assicurazioni SpA                                      $3,000
Allianz SE                                                         $59
American International Group, Inc.                                $210
Ameriprise Financial, Inc.                                      $1,516
Apollo Investment Corp.                                           $138
ASX Limited                                                     $6,000
Aviva PLC                                                       $8,000
AXA Asia Pacific Holdings Ltd.                                    $222
Banca Monte dei Paschi di Siena SpA                             $5,000
Banca Popolare Di Milano                                        $5,000
Banco Bilbao Vizcaya Argenta                                    $5,000
Bancolombia SA                                                    $204
Bank of America Corp.                                           $4,555
Bank of East Asia                                                  $19
Bank of New York Mellon Corp.                                   $1,146
Barclays PLC                                                       $15
BB&T Corp.                                                        $215
Canadian Imperial Bank of Commerce                                 $14
Citigroup, Inc.                                                $12,525
Commerzbank AG                                                     $15
Credit Suisse Group                                                $34
Daiwa Securities Group, Inc.                                    $9,000
Danske Bank A/S                                                   $136
DBS Group Holdings Ltd.                                            $71
Deutsche Boerse AG                                                 $25
Deutsche Postbank AG                                            $6,000
E*Trade Financial Corp.                                           $156
Erste Bank Der Oesterreichischen Sparkassen                       $389
FirstMerit Corp.                                                  $138
Hang Seng Bank Ltd.                                                $27
HBOS PLC                                                           $12
HSBC Holdings PLC                                                  $38
Hypo Real Estate Holding AG                                     $8,000
Interactive Brokers Group, Inc.                                   $133
Intesa Sanpaolo                                                    $35
JPMorgan Chase & Co.                                           $12,434
Julius Baer Holdings AG-B                                         $146
Jyske Bank A/S                                                     $37
KBC Groep NV                                                      $283
Legal & General Group PLC                                       $6,000
Lehman Brothers Holdings, Inc.                                  $3,221
Lloyds TSB Group PCL                                               $12
Manulife Financial Corp.                                           $33
Mediobanca SpA                                                  $7,000
Mitsubishi UFJ Financial                                           $603
Mizuho Financial Group, Inc.                                       $19
Morgan Stanley                                                    $3,677
National Bank of Canada                                           $5,000
National Bank of Greece                                            $358
Nomura Holdings, Inc.                                              $15
Nordea Bank AB                                                     $63
Optionsxpress Holdings, Inc.                                       $95
Oversea-Chinese Banking Corp.                                      $69
Pacific Capital Bancorp                                            $207
Popular North America Inc.                                         $990
Prospect Capital Corp                                              $97
Prudential PLC                                                     $334
Royal Bank of Canada                                               $36
Singapore Exchange                                                 $37
State Street Corp.                                                $1,457
Storebrand ASA                                                     $33
Sun Trust Banks, Inc.                                             $1,019
SVB Financial Group                                                $156
Svenska Handelsbanken                                              $226
The Goldman Sachs Group, Inc.                                     $2,769
UBS AG-Registered                                                 $2,501
UniCredito Italiano SpA                                            $560
Waddell & Reed Financial, Inc.                                     $180
Wells Fargo & Co.                                                 $9,745
Zurich Financial Services AG                                       $23
Banco Espirito Santo SA                                            $53
Brookfield Asset Management, Inc.                                  $11
IGM Financial, Inc.                                               $5,000
Sumitomo Trust & Banking Co., Ltd.                                 $401
Unione Di Banche Italiane SCPA                                     $10

DWS Blue Chip VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                     Value of Securities Owned
                                                       as of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------         --------------
Goldman Sachs Group, Inc.                                       $5,656
Morgan Stanley                                                  $4,865
Bank of America Corp.                                           $3,610
JPMorgan Chase & Co.                                            $3,213
Citi Group, Inc.                                                $2,626
PNC Financial Services Group, Inc.                              $1,175
Jones Lang LaSalle, Inc.                                          $406
US Bancorp                                                        $340
Dun & Bradstreet Corp Del                                         $266
Lazard Ltd.                                                        $81

DWS Core Fixed Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                        Value of Securities Owned as
                                                            of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------
ICICI Bank Ltd.                                                      $890
Sumitomo Mitsui Banking Corp                                         $668
Wachovia Bank                                                      $6,132

DWS Davis Venture Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as
                                                          of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)          (in thousands)
---------------------------------------------------          --------------
Ambac Financial Group, Inc.                                      $683
American International Group, Inc.                            $11,899
E*Traded Financial Corp.                                          $75
H&R Block, Inc.                                                $2,581
Citigroup Inc.                                                 $2,853
HSBC Holdings PLC                                              $1,656
JPMorgan Chase & Co.                                          $11,588
Mellon Funding Corp.                                           $4,423
Morgan Stanley                                                 $1,476
Principal Financial Group, Inc.                                $1,212
State Street Corp.                                               $706
Wachovia Corp.                                                 $5,000
Ameriprise Financial, Inc.                                     $3,291
Dun & Bradstreet Corp DEL                                      $3,146
Wells Fargo                                                    $6,606
MBIA, Inc.                                                       $442

DWS Dreman High Return Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                           Value of Securities Owned as
                                                               of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
Bank of America Corp.                                                 $33,042
Citigroup, Inc.                                                        $8,264
JPMorgan Chase & Co.                                                   $1,986
Wachovia Corp.                                                        $36,090
Washington Mutual                                                     $22,892
PNC Financial Services Group                                          $21,585
US Bancorp                                                             $9,011

DWS Dreman Small Mid Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                            Value of Securities Owned as
                                                                of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
Waddell & Reed Financial, Inc.                                         $10,683
Wachovia Corp.                                                          $4,081

DWS Global Thematic VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                Value of Securities Owned as
                                                                    of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                    (in thousands)
---------------------------------------------------                    --------------

Erste Bank Der Oesterreichischen Sparkassen                                $1,038
Mediobanca SpA                                                             $1,970
Unicredito Italiano SpA                                                    $1,405
CitiGroup Inc.                                                             $1,557
Merrill Lynch & Co., Inc.                                                  $2,281
Siam City Bank Pcl-for Reg.                                                  $299
Credit Suisse Group                                                          $718
OTP Bank NYRT.                                                               $760
Mizuho Financial Group, Inc.                                                 $730
Australian Wealth Management LTD                                             $815
UBS AG                                                                     $2,008
Julius Baer Holdings AG-B                                                  $1,622
The Blackstone Group LP                                                      $799

DWS Government & Agency Securities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS High Income VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                              Value of Securities Owned as
                                                                  of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                  (in thousands)
---------------------------------------------------                  --------------
E-Trade Financial Corp.                                                 $2,252

DWS International Select Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                              Value of Securities Owned as of
                                                                     December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                    (in thousands)
---------------------------------------------------                    --------------
Prudential PLC                                                           $3,294
3I Group PLC                                                             $5,372
Erste Bank Der Oesterreichischen Sparkassen                              $2,530
KBC Groep NV                                                             $4,330
National Bank of Greece                                                  $4,635
Unicredito Italiano Bank (Ireland) PLC                                   $5,203

DWS Janus Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                               Value of Securities Owned as
                                                                   of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                   (in thousands)
---------------------------------------------------                   --------------
Goldman Sachs Group, Inc.                                                  $4,553
JPMorgan Chase & Co.                                                       $3,256

DWS Large Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
                                                                                  of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
American International Group, Inc.                                                          $
Bank of New York Mellon Corp.                                                          $4,436
Citigroup Inc.                                                                         $2,374
Comerica, Inc..                                                                        $1,254
JPMorgan Chase & Co.                                                                   $2,974
Lehman Brothers Holdings, Inc.                                                         $2,627
\Washington Mutual                                                                      $1,092
Prudential Financial                                                                   $3,771

DWS Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                            Value of Securities Owned as
                                                                of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
Affiliated Mangers Group, Inc.                                         $1,751
Waddell & Reed Financial, Inc.                                          $747
Eaton Vance Corp.                                                       $826
T. Rowe Price Group, Inc.                                              $1,431

DWS Money Market VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Small Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
                                                                                  of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Waddell & Reed Financial, Inc.                                                           $3,887
FCStone Group, Inc.                                                                      $2,960

DWS Strategic Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as
                                                             of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)             (in thousands)
---------------------------------------------------             --------------
E-Trade Financial Corp.                                               $299

DWS Technology VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Turner Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                        Value of Securities Owned as
                                                            of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------

Affiliated Managers Group, Inc.                                      $919
BlackRock, Inc.                                                    $1,086
Northern Trust Corp.                                               $1,747
T. Rowe Price Group, Inc.                                          $2,955

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

                                            Fiscal 2007         Fiscal 2006         Fiscal 2005
                                            -----------         -----------         -----------
 Portfolio
 DWS Balanced VIP                                     $0            $529,681            $559,360
 DWS Blue Chip VIP                              $434,083            $353,271            $140,407
 DWS Core Fixed Income VIP                            $0                  $0                  $0
 DWS Davis Venture Value VIP                    $147,813             $90,519             $82,063
 DWS Dreman High Return Equity VIP              $581,172            $344,095            $164,905
 DWS Dreman Small Mid Cap Value VIP           $1,193,080          $1,450,335          $1,430,062
 DWS Global Thematic VIP                        $982,359            $666,802            $260,871
 DWS Government & Agency Securities VIP          $13,354              $7,131              $8,678
 DWS High Income VIP                                  $0                  $0                  $0
 DWS International Select Equity VIP            $911,116          $1,099,630            $633,618
 DWS Janus Growth & Income VIP                  $260,312            $157,114            $123,775
 DWS Large Cap Value VIP                        $507,082            $485,059            $377,944
 DWS Money Market VIP                                 $0                  $0                  $0
 DWS Mid Cap Growth VIP                          $80,264             $75,020            $138,639
 DWS Small Cap Growth VIP                       $437,462            $632,776            $821,102
 DWS Strategic Income VIP                             $0              $5,556             $11,767
 DWS Technology VIP                             $433,195            $379,052          $1,109,118
 DWS Turner Mid Cap Growth VIP                  $298,896            $400,264            $379,027

In addition, for the fiscal year ended December 31, 2007, the Portfolios paid no commissions to brokers for research services.
Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board
Members and officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios.
Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods
(generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of
Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers Advised by the Advisor or its Affiliates

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the Portfolio's prospectus to which the Portfolio's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a
         Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor or an affiliated Advisor the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolio's management team (except DWS Money Market VIP) in the applicable Portfolio as well as in all
DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Portfolio's most recent fiscal year end.

                                                                     Dollar Range of      Dollar Range of All
                                                 Name of            Portfolio Shares        DWS Fund Shares
Name of Portfolio                           Portfolio Manager             Owned                  Owned
-----------------                           -----------------             -----                  -----

DWS Balanced VIP                        William Chepolis                    $0             $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000
                                        Inna Okounkova                      $0(1)          $100,001-$500,000
                                        Jin Chen                            $0(1)          $100,001-$500,000
                                        Gary Sullivan                       $0             $50,001-$100,000
                                        Julie VanCleave                     $0              Over $1,000,000
                                        Robert Wang                         $0(1)          $100,001-$500,000
                                        Julie Abbett                        $0(1)          $50,001-$100,000
                                        Thomas Picciochi                    $0(1)          $50,001-$100,000
                                        Thomas Schuessler(19)               $0             $50,001-$100,000
                                        Matthias Knerr                      $0            $500,001-$1,000,000
                                        J. Richard Robben                   $0                $1-$10,000
                                        John Brennan                        $0                    $0

DWS Blue Chip VIP                       Julie Abbett                        $0(2)          $50,001-$100,000
                                        Robert Wang                         $0(2)          $100,001-$500,000
                                        Jin Chen                            $0(2)          $100,001-$500,000

DWS Global Thematic VIP                 Oliver Kratz                        $0(3)         $500,001-$1,000,000

DWS Government & Agency Securities VIP  William Chepolis                    $0(4)          $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000

DWS High Income VIP                     Gary Sullivan                       $0(5)          $50,001-$100,000

DWS International Select Equity VIP     Matthias Knerr                      $0(6)         $500,001-$1,000,000
                                        Chris LaJaunie                      $0             $50,001-$100,000

DWS Large Cap Value VIP                 Thomas Schuessler(19)               $0             $50,001-$100,000

DWS Mid Cap Growth VIP                  Robert S. Janis                     $0(7)           Over $1,000,000
                                        Joseph Axtell                       $0(8)          $100,001-$500,000

DWS Small Cap Growth VIP                Robert S. Janis                     $0(9)           Over $1,000,000
                                        Joseph Axtell                       $0(10)         $100,001-$500,000

DWS Strategic Income VIP                William Chepolis                    $0             $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000
                                        Robert Wang                         $0(11)         $100,001-$500,000
                                        Gary Sullivan                       $0             $50,001-$100,000
                                        Thomas Picciochi                    $0(12)         $50,001-$100,000

DWS Technology VIP                      Kelly P. Davis                      $0             $50,001-$100,000

(1)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(2)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Blue Chip Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(3)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Global Thematic Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS U.S. Government Securities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(5)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS High Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(6)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS International Select Equity Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(11)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Strategic Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(12)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Strategic Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(13)     Because the portfolio manager is not resident in the US, the manager generally does not invest in US registered investment companies, such as the Portfolio, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolios, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                               Number of
                                                                                              Investment
                                                        Number of       Total Assets of         Company       Total Assets of
                                                       Registered          Registered        Accounts with     Performance-
                              Name of Portfolio        Investment          Investment        Performance-        Based Fee
Name of Portfolio                  Manager              Companies          Companies           Based Fee         Accounts
-----------------                  -------              ---------          ---------           ---------         --------

DWS Balanced VIP           William Chepolis                   17          $8,847,118,071             0                 $0
                           Matthew F. MacDonald               17          $8,847,118,071             0                 $0
                           Inna Okounkova                     14          $3,547,136,617             0                 $0
                           Jin Chen                           23         $10,479,347,686             0                 $0
                           Gary Sullivan                      10          $6,658,277,827             0                 $0
                           Julie VanCleave                    4           $4,985,618,291             0                 $0
                           Robert Wang                        42         $13,854,741,323             0                 $0
                           Julie Abbett                       23         $10,479,347,686             0                 $0
                           Thomas Picciochi                   9           $4,790,022,714             0                 $0
                           Thomas Schuessler                  2           $2,068,823,060             0                 $0
                           Matthias Knerr                     6           $6,083,433,156             0                 $0
                           J. Richard Robben                  1           $1,694,190,916             0                 $0
                           John Brennan                       1           $1,694,190,916             0                 $0

DWS Blue Chip VIP          Julie Abbett                       23         $10,762,131,082             0                 $0
                           Robert Wang                        42         $14,137,524,719             0                 $0
                           Jin Chen                           23         $10,762,131,082             0                 $0

DWS Global Thematic VIP    Oliver Kratz                       1           $2,281,270,704             0                 $0

DWS Government & Agency
Securities VIP             William Chepolis                   17          $9,178,307,011             0                 $0
                           Matthew F. MacDonald               17          $9,178,307,011             0                 $0

DWS High Income VIP        Gary Sullivan                      10          $6,936,429,920             0                 $0

DWS International Select
Equity VIP                 Matthias Knerr                     6           $6,368,185,002             0                 $0
                           Chris LaJaunie                     0                       $0             0                 $0

DWS Large Cap Value VIP    Thomas Schuessler                  1           $1,829,897,301             0                 $0

DWS Mid Cap Growth VIP     Robert S. Janis                    4           $1,588,182,829             0                 $0
                           Joseph Axtell                      7           $3,302,095,722             0                 $0

DWS Small Cap Growth VIP   Robert S. Janis                    4           $1,460,143,666             0                 $0
                           Joseph Axtell                      7           $3,174,056,559             0                 $0

DWS Strategic Income VIP   William Chepolis                   17          $9,274,188,321             0                 $0
                           Matthew F. MacDonald               17          $9,274,188,321             0                 $0
                           Robert Wang                        42         $14,281,811,573             0                 $0
                           Gary Sullivan                      10          $7,085,348,076             0                 $0
                           Thomas Picciochi                   9           $5,217,092,964             0                 $0

DWS Technology VIP         Kelly P. Davis                     1             $990,445,845             0                 $0

Other Pooled Investment Vehicles Managed:

                                                                                               Number of
                                                                                                Pooled
                                                                                              Investment       Total Assets
                                                        Number of                               Vehicle             of
                                                         Pooled         Total Assets of      Accounts with     Performance-
                              Name of Portfolio        Investment            Pooled          Performance-        Based Fee
Name of Portfolio                  Manager              Vehicles      Investment Vehicles      Based Fee         Accounts
-----------------                  -------              --------      -------------------      ---------         --------

DWS Balanced VIP           William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0
                           Inna Okounkova                      4           $95,045,334              0                    $0
                           Jin Chen                           15          $267,818,576              0                    $0
                           Gary Sullivan                       0                    $0              0                    $0
                           Julie VanCleave                     0                    $0              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Julie Abbett                       15          $267,818,576              0                    $0
                           Thomas Picciochi                    6          $588,157,482              4          $539,680,217
                           Thomas Schuessler                   0                    $0              0                    $0
                           Matthias Knerr                      4           $86,797,515              0                    $0
                           J. Richard Robben                   0                    $0              0                    $0
                           John Brennan                        0                    $0              0                    $0

DWS Blue Chip VIP          Julie Abbett                       15          $267,818,576              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Jin Chen                           15          $267,818,576              0                    $0

DWS Global Thematic VIP    Oliver Kratz                       21        $4,027,550,465              0                    $0

DWS Government & Agency
Securities VIP             William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0

DWS High Income VIP        Gary Sullivan                       0                    $0              0                    $0

DWS International Select
Equity VIP                 Matthias Knerr                      4           $86,797,515              0                    $0
                           Chris LaJaunie                      4           $86,797,515              0                    $0

DWS Large Cap Value VIP    Thomas Schuessler                   0                    $0              0                    $0

DWS Mid Cap Growth VIP     Robert S. Janis                     0                    $0              0                    $0
                           Joseph Axtell                       0                    $0              0                    $0

DWS Small Cap Growth VIP   Robert S. Janis                     0                    $0              0                    $0
                           Joseph Axtell                       0                    $0              0                    $0

DWS Strategic Income VIP   William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Gary Sullivan                       0                    $0              0                    $0
                           Thomas Picciochi                    6          $588,157,482              4          $539,680,217

DWS Technology VIP         Kelly P. Davis                      0                    $0              0                    $0

Other Accounts Managed:

                                                                                               Number of        Total Assets
                                                                                                 Other               of
                                                         Number                              Accounts with      Performance-
                              Name of Portfolio         of Other        Total Assets of      Performance-         Based Fee
Name of Portfolio                  Manager              Accounts         Other Accounts        Based Fee          Accounts
-----------------                  -------              --------         --------------        ---------          --------

DWS Balanced VIP           William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0
                           Inna Okounkova                      0                    $0                0                    $0
                           Jin Chen                            8          $821,248,762                0                    $0
                           Gary Sullivan                       0                    $0                0                    $0
                           Julie VanCleave                    10          $700,135,085                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Julie Abbett                        8          $821,248,762                0                    $0
                           Thomas Picciochi                   11          $862,134,197                8          $232,996,736
                           Thomas Schuessler                   2        $6,500,000,000                1        $1,200,000,000
                           Matthias Knerr                      2          $114,160,972                0                    $0
                           J. Richard Robben                   0                    $0                0                    $0
                           John Brennan                        0                    $0                0                    $0

DWS Blue Chip VIP          Julie Abbett                        8          $821,248,762                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Jin Chen                            8          $821,248,762                0                    $0

DWS Global Thematic VIP    Oliver Kratz                       13        $2,765,482,994                0                    $0

DWS Government & Agency
Securities VIP             William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0

DWS High Income VIP        Gary Sullivan                       0                    $0                0                    $0

DWS International Select
Equity VIP                 Matthias Knerr                      2          $114,160,972                0                    $0
                           Chris LaJaunie                      2          $114,160,972                0                    $0

DWS Large Cap Value VIP    Thomas Schuessler                   2        $6,500,000,000                1        $1,200,000,000

DWS Mid Cap Growth VIP     Robert S. Janis                     2          $290,461,367                0                    $0
                           Joseph Axtell                       3          $295,790,509                0                    $0

DWS Small Cap Growth VIP   Robert S. Janis                     2          $290,461,367                0                    $0
                           Joseph Axtell                       3          $295,790,509                0                    $0

DWS Strategic Income VIP   William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Gary Sullivan                       0                    $0                0                    $0
                           Thomas Picciochi                   11          $862,134,197                8          $232,996,736

DWS Technology VIP         Kelly P. Davis                      0                    $0                0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a Portfolio. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a
Portfolio and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
         In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Portfolio may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions
         (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board of
Trustees.

Compensation of Portfolio Managers of Non-affiliated Subadvised Portfolios

Remuneration of Personnel for DWS Core Fixed Income VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of
Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both Deutsche
Asset Management and Aberdeen.

DWS Davis Venture Value VIP

Kenneth Feinberg's compensation for services provided consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Davis
Selected Adviser, L.P.'s ("Davis") profits, (iii) awards of equity ("Units") in
Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by
Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.
Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to Davis consists of a base salary. Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The subadvisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms.
The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

o        Relative ranking of a portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios' performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

o        Relative performance of a portfolio's performance against the pre-determined indices for the product strategy against which a portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

o        Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

DWS Janus Growth & Income VIP

The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

The portfolio managers is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components:
fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing the
Portfolio and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc.
("JCGI") restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on the pre-tax performance of the Managed Funds. Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds'
performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted
Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed
Funds' performance is then allocated to the respective portfolio manager(s).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets
(excluding assets managed by subadvisors) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of
Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process;
and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with
JCGI's Executive Income Deferral Program.

The Portfolio's Lipper peer group for compensation purposes is Large-Cap Growth
Funds.

DWS Turner Mid Cap Growth VIP

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

Portfolio Ownership of Portfolio Managers for each Portfolio managed by a
Subadvisor. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios'
most recent fiscal year end.

                                                         Name of                      Dollar Range of
Name of Portfolio                                   Portfolio Manager             Portfolio Shares Owned
-----------------                                   -----------------             ----------------------

DWS Core Fixed Income VIP                     Gary W. Bartlett                              $0
                                              J. Christopher Gagnier                        $0
                                              Warren S. Davis, III                          $0
                                              Daniel R. Taylor                              $0
                                              Thomas J. Flaherty                            $0
                                              Timothy C. Vile                               $0
                                              William T. Lissenden                          $0

DWS Davis Venture Value VIP                   Christopher C. Davis                          $0(1)
                                              Kenneth Charles Feinberg                      $0(1)

DWS Dreman High Return Equity VIP             David N. Dreman                               $0
                                              E. Clifton Hoover, Jr.                        $0
                                              F. James Hutchinson                           $0

DWS Dreman Small Mid Cap Value VIP            David N. Dreman                               $0
                                              E. Clifton Hoover, Jr.                        $0
                                              Mark Roach                                    $0

DWS Janus Growth & Income VIP                 Marc Pinto                                    $0

DWS Turner Mid Cap Growth VIP                 Tara Hedlund                                  $0
                                              Jason Schrotberger                            $0
                                              Christopher K. McHugh                         $0

(1)      Although the portfolio managers do not have an investment in this variable annuity portfolio, the portfolio managers do hold over $1 million individually in a retail mutual fund that has the same investment strategy as the Portfolio.

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show for each Portfolio managed by a
Subadvisor, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2)
pooled investment vehicles that are not registered investment companies and (3)
other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                                                            Investment
                                                        Number of      Total Assets of        Company      Total Assets of
                                                       Registered        Registered        Accounts with     Performance-
                               Name of Portfolio       Investment        Investment        Performance-       Based Fee
Name of Portfolio                   Manager             Companies         Companies          Based Fee         Accounts
-----------------                   -------             ---------         ---------          ---------         --------

DWS Core Fixed Income VIP   Gary W. Bartlett                   8        $3,290,447,808               0                   $0
                            J. Christopher Gagnier             8        $3,290,447,808               0                   $0
                            Warren S. Davis, III               8        $3,290,447,808               0                   $0
                            Daniel R. Taylor                   8        $3,290,447,808               0                   $0
                            Thomas J. Flaherty                 8        $3,290,447,808               0                   $0
                            Timothy C. Vile                    8        $3,290,447,808               0                   $0
                            William T. Lissenden               8        $3,290,447,808               0                   $0

DWS Davis Venture Value
VIP                         Christopher C. Davis              28       $83,000,000,000               0                   $0
                            Kenneth Charles Feinberg          26       $82,600,000,000               0                   $0

DWS Dreman High Return
Equity VIP                  David N. Dreman                   21       $14,800,000,000               0                   $0
                            E. Clifton Hoover, Jr.            16       $13,500,000,000               0                   $0
                            F. James Hutchinson                8       $10,800,000,000               0                   $0

DWS Dreman Small Mid Cap
Value VIP                   David N. Dreman                   21       $15,100,000,000               0                   $0
                            E. Clifton Hoover, Jr.            16       $13,800,000,000               0                   $0
                            Mark Roach                        12        $2,870,000,000               0                   $0

DWS Janus Growth & Income
VIP                         Marc Pinto                         9        $9,776,570,221               0                   $0

DWS Turner Mid Cap Growth   Tara Hedlund                      10        $3,500,000,000               1         $103,000,000
VIP
                            Jason Schrotberger                15        $4,000,000,000               1         $103,000,000
                            Christopher K. McHugh             14        $4,900,000,000               3       $1,300,000,000

Other Pooled Investment Vehicles Managed:

                                                                                             Number of
                                                                                               Pooled
                                                                                             Investment     Total Assets
                                                        Number of       Total Assets of       Vehicle            of
                                                          Pooled            Pooled         Accounts with    Performance-
                               Name of Portfolio        Investment        Investment        Performance-     Based Fee
Name of Portfolio                   Manager              Vehicles          Vehicles          Based Fee        Accounts
-----------------                   -------              --------          --------          ---------        --------

DWS Core Fixed Income VIP   Gary W. Bartlett                9          $4,251,787,278            0                    $0
                            J. Christopher Gagnier          9          $4,251,787,278            0                    $0
                            Warren S. Davis, III            9          $4,251,787,278            0                    $0
                            Daniel R. Taylor                9          $4,251,787,278            0                    $0
                            Thomas J. Flaherty              9          $4,251,787,278            0                    $0
                            Timothy C. Vile                 9          $4,251,787,278            0                    $0
                            William T. Lissenden            9          $4,251,787,278            0                    $0

DWS Davis Venture Value     Christopher C. Davis            11         $1,200,000,000
VIP
                            Kenneth Charles Feinberg        10         $1,100,000,000

DWS Dreman High Return
Equity VIP                  David N. Dreman                 9            $414,600,000            4           $71,900,000
                            E. Clifton Hoover, Jr.          0                      $0            0                    $0
                            F. James Hutchinson             0                      $0            0                    $0

DWS Dreman Small Mid Cap
Value VIP                   David N. Dreman                 9            $414,600,000            4           $71,900,000
                            E. Clifton Hoover, Jr.          0                      $0            0                    $0
                            Mark Roach                      0                      $0            0                    $0

DWS Janus Growth & Income
VIP                         Marc Pinto                      2             $18,637,286            0                    $0

DWS Turner Mid Cap Growth
VIP                         Tara Hedlund                    20           $505,000,000            2            $4,300,000
                            Jason Schrotberger              26           $550,000,000            2            $4,300,000
                            Christopher K. McHugh           27           $636,000,000            2            $4,300,000

Other Accounts Managed:

                                                                                             Number of      Total Assets
                                                                                               Other             of
                                                        Number of                          Accounts with    Performance-
                               Name of Portfolio          Other         Total Assets of     Performance-     Based Fee
Name of Portfolio                   Manager              Accounts       Other Accounts       Based Fee        Accounts
-----------------                   -------              --------       --------------       ---------        --------

DWS Core Fixed Income VIP   Gary W. Bartlett               178          $28,378,917,155          4          $430,038,000
                            J. Christopher Gagnier         178          $28,378,917,155          4          $430,038,000
                            Warren S. Davis, III           178          $28,378,917,155          4          $430,038,000
                            Daniel R. Taylor               178          $28,378,917,155          4          $430,038,000
                            Thomas J. Flaherty             178          $28,378,917,155          4          $430,038,000
                            Timothy C. Vile                178          $28,378,917,155          4          $430,038,000
                            William T. Lissenden           178          $28,378,917,155          4          $430,038,000

DWS Davis Venture Value VIP Christopher C. Davis            32          $12,700,000,000          0                    $0
                            Kenneth Charles                                                      0                    $0
                            Feinberg                        32          $12,700,000,000

DWS Dreman High Return                                                                           0                    $0
Equity VIP                  David N. Dreman                201           $2,700,000,000
                            E. Clifton Hoover, Jr.         182           $2,600,000,000          0                    $0
                            F. James Hutchinson             0                      $0            0                    $0

DWS Dreman Small Mid Cap                                                                         0                    $0
Value VIP                   David N. Dreman                201           $2,700,000,000
                            E. Clifton Hoover, Jr.         182           $2,600,000,000          0                    $0
                            Mark Roach                      19           $108,000,000            0                    $0
DWS Janus Growth & Income
VIP                         Marc Pinto                     28              $547,053,331          1          $247,834,267

DWS Turner Mid Cap Growth
VIP                         Tara Hedlund                   16              $915,000,000          1          $126,000,000
                            Jason Schrotberger             55            $3,300,000,000          4          $263,000,000
                            Christopher K. McHugh          23            $2,700,000,000          2          $161,000,000

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Potential Conflicts of Interest for Subadvised Portfolios' Managers

DWS Core Fixed Income VIP

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio's portfolio management team.
         Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.
Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

DWS Davis Venture Value VIP

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers'
focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts
(such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals),
Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases,
Davis may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of Davis or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Janus Growth & Income VIP

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadvisor, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the
Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the
Portfolio. However, Janus Capital believes that these conflicts may be mitigated, to a certain extent, by the fact that accounts with similar investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern the allocation of securities among various Janus accounts.

DWS Turner Mid Cap Growth VIP

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering ("IPO"), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading related to the side by side management of accounts with performance-based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                   DISTRIBUTOR

DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South
Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DIMA, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan")
that provides for fees payable as an expense of the Class B shares. Under the
Plan, the Fund may make quarterly payments as reimbursement to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class
B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of
Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any
Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the
Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting
Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year ended December 31, 2007 the distribution fees paid were as follows:

                                                     Total Fees for                                  Unpaid at
Portfolio                                             Fiscal 2007          Fees Waived           December 31, 2007
---------                                             -----------          -----------           -----------------

DWS Balanced VIP                                        $38,042              $0                           $1,423
DWS Blue Chip VIP                                       $58,995              $0                           $2,225
DWS Core Fixed Income VIP                              $189,948              $0                          $14,316
DWS Davis Venture Value VIP                            $106,162              $0                           $4,357
DWS Dreman High Return Equity VIP                      $224,891              $0                           $7,211
DWS Dreman Small Mid Cap Value VIP                     $129,482              $0                           $6,434
DWS Global Thematic VIP                                 $38,519              $0                           $1,954
DWS Government & Agency Securities VIP                  $38,854              $0                           $1,180
DWS High Income VIP                                     $63,359              $0                           $1,923
DWS International Select Equity VIP                     $87,237              $0                           $2,827
DWS Janus Growth & Income VIP                           $34,879              $0                             $875
DWS Large Cap Value VIP                                 $46,834              $0                           $1,509
DWS Mid Cap Growth VIP                                  $10,285              $0                             $441
DWS Money Market VIP                                    $88,694              $0                           $4,890
DWS Small Cap Growth VIP                                $43,093              $0                           $1,302
DWS Strategic Income VIP                                $36,164              $0                           $1,205
DWS Technology VIP                                      $17,126              $0                             $725
DWS Turner Mid Cap Growth VIP                           $30,511              $0                             $993

In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as FINRA) announced final agreements in which
Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset
Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance
Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of
Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a
Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"),
811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Portfolio's transfer agent, dividend-paying agent and shareholder service agent.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account
(as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund.
Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Fees paid to DWS-SISC for the period ended December
31, 2007 are set forth below:

Portfolio                                        Fiscal Year 2007               Waived
---------                                        ----------------               ------

DWS Balanced VIP A                                      $453                      $453
DWS Balanced VIP B                                      $160                       N/A
DWS Blue Chip VIP A                                     $348                       N/A
DWS Blue Chip VIP B                                     $102                       N/A
DWS Core Fixed Income VIP A                             $206                       N/A
DWS Core Fixed Income VIP B                             $162                       N/A
DWS Davis Venture Value VIP A                           $184                      $184
DWS Davis Venture Value VIP B                           $102                       N/A
DWS Dreman High Return Equity VIP A                     $682                       N/A
DWS Dreman High Return Equity VIP B                     $313                      $313
DWS Dreman Small Cap Value VIP A                        $712                       N/A
DWS Dreman Small Cap Value VIP B                        $301                       N/A
DWS Global Thematic VIP A                               $313                      $313
DWS Global Thematic VIP B                               $153                      $153
DWS Government & Agency VIP A                           $918                      $918
DWS Government & Agency VIP B                            $96                       N/A
DWS High Income VIP A                                   $375                       N/A
DWS High Income VIP B                                   $173                       N/A
DWS International Select Equity VIP A                   $247                       N/A
DWS International Select Equity VIP B                   $104                       N/A
DWS Janus Growth & Income VIP A                         $128                       N/A
DWS Janus Growth & Income VIP B                          $86                       N/A
DWS Large Cap Value VIP A                               $332                       N/A
DWS Large Cap Value VIP B                               $146                       N/A
DWS Mid Cap Growth VIP A                                $237                      $237
DWS Mid Cap Growth VIP B                                $102                      $102
DWS Money Market VIP A                                  $690                      $690
DWS Money Market VIP B                                   $87                       $87
DWS Small Cap Growth VIP A                              $365                      $365
DWS Small Cap Growth VIP B                              $118                      $118
DWS Strategic Income VIP A                              $225                       N/A
DWS Strategic Income VIP B                               $89                       N/A
DWS Technology VIP A                                    $258                       N/A
DWS Technology VIP B                                    $232                       N/A
DWS Turner Mid Cap Growth VIP A                         $104                       N/A
DWS Turner Mid Cap Growth VIP B                          $86                       N/A

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by
DWS-SISC, not by the Portfolios.

Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston,
Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the DWS International Select Equity VIP and DWS
Global Thematic VIP). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of DWS International Select Equity VIP and DWS Global
Thematic VIP. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

SSB has entered into agreements with foreign subcustodians approved by the
Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of DIMA, as subcustodian ("DB Subcustodian") in certain countries.
To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB
Subcustodian as part of a larger omnibus account in the name of SSB (the
"Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and
(2) transaction charges with respect to transactions that occur within the
Omnibus Account.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in the Portfolios'
prospectuses and the financial statements of the Portfolios incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA
02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder Price P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

Prior to May 1, 2008 (April 11, 2007 for DWS Large Cap Value VIP), DWS Scudder
Fund Accounting Corp. ("DWS-SFAC"), Two International Place, Boston,
Massachusetts, 02210-4103, a subsidiary of DIMA, was responsible for determining the daily net asset value per share and maintaining the Portfolios and general accounting records of each Portfolio. DWS-SFAC received no fee for its services to each Portfolio, other than the Portfolios noted below.

For the fiscal years ended December 31, noted below, DWS-SFAC received a fee for its services from certain Portfolios as follows:

Portfolio                                               Fiscal 2007     Fiscal 2006    Fiscal 2005
---------                                               -----------     -----------    -----------

DWS Davis Venture Value VIP                                   $95,992         $94,006         $85,936
DWS Dreman High Return Equity VIP                            $141,319        $153,345        $131,840
DWS Global Thematic VIP                                      $242,233        $175,325        $111,026
DWS Janus Growth & Income VIP                                 $81,055         $69,130         $70,775
DWS Mid Cap Growth VIP                                        $60,283         $59,257         $62,902
DWS Technology VIP                                            $59,280         $66,562         $78,641
DWS Turner Mid Cap Growth VIP                                 $81,746         $94,442         $94,542

Pursuant to a sub-administration and sub-accounting agreement among the Advisor,
DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to
SSB under each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund may, on behalf of a Portfolio, suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Market timing policies and procedures. Short-term and excessive trading of portfolio shares may present risks to a portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio discourages short-term and excessive trading. Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to its policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio
(excluding the money market portfolio) over a rolling 12-month period.
Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolios' policy, may permit certain transactions not permitted by the portfolios' policies, or prohibit transactions not subject to the portfolios'
policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How each portfolio calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity.
However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the
Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each
Portfolio on preferred or recommended sales lists, mutual fund "supermarket"
platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10%
to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase
Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Portfolios will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends for DWS Money Market VIP. DWS Money Market VIP's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except DWS Money Market VIP. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Code in order to avoid federal income taxation of the Portfolio on income and gains distributed to shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance and annuity contracts.
The prospectus that describes a particular variable insurance or annuity contract should discuss the taxation of separate accounts and the owner of the particular variable insurance or annuity contract. Potential insurance and annuity contract holders should review such prospectus.

Each Portfolio intends to comply with the requirements of Section 817(h) of the
Code and related regulations. Section 817(h) and the regulations issued by the
Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M of the Code and the 1940 Act. A failure to meet the requirements of
Section 817(h) could result in federal income taxation of the insurance company offering the variable insurance or annuity contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

If owners of a variable insurance or annuity contract possess sufficient incidents of ownership, they may be considered for federal income tax purposes the owners of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account's assets for a taxable year would be included in the owner's gross income for the current taxable year.

The preceding is a brief summary of certain of the relevant federal income tax considerations applicable to an investment in the Portfolios. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

For all Portfolios (other than the DWS Money Market VIP). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the
New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price"
or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.

For DWS Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the
New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

DWS Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the
Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           128
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               132
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               128
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           128
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           128
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         128
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             128
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            128
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               128
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------
Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  280 Park Avenue, New York, New York 10017.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President

 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Portfolios and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C.
Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox
and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance Committee of the Portfolios'
Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Portfolios'
financial arrangements with DIMA and its affiliates, and (b) the Portfolios'
expense ratios. The members of the Contract Committee are Robert H. Wadsworth
(Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring,
William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the
Contract Review Committee of the Portfolios' Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team).
The members of the Equity Oversight Committee are John W. Ballantine (Chair),
William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J.
Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity
Oversight Committee of the Portfolios' Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie
Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During
the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios'
Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The
Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of
Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee
has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice
Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N.
Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss
(Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman
(Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr.
(Alternate). During the calendar year 2007, the Operations Committee and
Valuation Committee performed similar functions and each held six (6) meetings and eight (8) meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the
Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the
Portfolios, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the
Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007.
Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                                Aggregate
                                                           Aggregate           Compensation           Aggregate
                                     Aggregate           Compensation            from DWS            Compensation
                                   Compensation          from DWS Blue         Conservative         from DWS Core
  Name of Board Member         from DWS Balanced VIP       Chip VIP           Allocation VIP          Fixed VIP
  --------------------         ---------------------       --------           --------------          ---------

  John W. Ballantine                  $4,300               $3,480                $1,890                $3,610
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $5,300               $4,286                $2,355                $4,473
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $4,100             $3,320                $1,810                $3,450
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $4,100               $3,320                $1,810                $3,450

                                                          Aggregate            Aggregate
                                     Aggregate           Compensation          Compensation           Aggregate
                                   Compensation         from DWS Dreman      from DWS Dreman         Compensation
                                  from DWS Davis          High Return         Small Mid Cap        from DWS Global
  Name of Board Member           Venture Value VIP        Equity VIP            Value VIP            Thematic VIP
  --------------------           -----------------        ----------            ---------            ------------

  John W. Ballantine                   $3,720               $5,260                $4,350                $2,770
  Henry P. Becton, Jr.(2)                  $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))              $0                   $0                    $0                    $0
  Keith R. Fox((2))                        $0                   $0                    $0                    $0
  Paul K. Freeman(4)                   $4,593               $6,474                $5,344                $3,409
  Kenneth C. Froewiss(2)                   $0                   $0                    $0                    $0
  Richard J. Herring(2)                    $0                   $0                    $0                    $0
  William McClayton(5)                 $3,550               $5,010                $4,150                $2,630
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $3,550               $5,010                $4,150                $2,630

                                                                                                      Aggregate
                                     Aggregate             Aggregate            Aggregate            Compensation
                                   Compensation          Compensation          Compensation            from DWS
                                from DWS Government     from DWS Growth       from DWS High         International
  Name of Board Member             & Agency VIP         Allocation VIP          Income VIP        Select Equity VIP
  --------------------             ------------         --------------          ----------        -----------------

  John W. Ballantine                  $3,050               $2,960                $3,510                $3,240
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $3,764               $3,650                $4,302                $3,991
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $2,900               $2,820                $3,350                $3,090
  Rebecca W. Rimel(2)                     $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)               $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))             $0                   $0                    $0                    $0
  Robert H. Wadsworth                 $2,900               $2,820                $3,350                $3,090

                                     Aggregate
                                   Compensation            Aggregate            Aggregate             Aggregate
                                  from DWS Janus         Compensation          Compensation          Compensation
                                     Growth &           from DWS Large      from DWS Mid Cap      from DWS Moderate
  Name of Board Member              Income VIP           Cap Value VIP          Growth VIP          Allocation VIP
  --------------------              ----------           -------------          ----------          --------------

  John W. Ballantine                   $2,950               $3,350                $1,910                $2,800
  Henry P. Becton, Jr.(2)                  $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))              $0                   $0                    $0                    $0
  Keith R. Fox((2))                        $0                   $0                    $0                    $0
  Paul K. Freeman(4)                   $3,628               $4,118                $2,351                $3,463
  Kenneth C. Froewiss(2)                   $0                   $0                    $0                    $0
  Richard J. Herring(2)                    $0                   $0                    $0                    $0
  William McClayton(5)                 $2,810               $3,190                $1,830                $2,670
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $2,810               $3,190                $1,830                $2,670

                                                                                Aggregate
                                     Aggregate             Aggregate           Compensation           Aggregate
                                   Compensation          Compensation            from DWS            Compensation
                                  from DWS Money        from DWS Small          Strategic              from DWS
  Name of Board Member              Market VIP          Cap Growth VIP          Income VIP          Technology VIP
  --------------------              ----------          --------------          ----------          --------------

  John W. Ballantine                  $3,560               $3,070                $2,330                $2,750
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $4,403               $3,784                $2,885                $3,391
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $3,390               $2,910                $2,230                $2,630
  Rebecca W. Rimel(2)                     $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)               $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))             $0                   $0                    $0                    $0
  Robert H. Wadsworth                 $3,390               $2,910                $2,230                $2,630

                               Aggregate Compensation     Total Compensation
                                from DWS Turner Mid          from Fund and
  Name of Board Member             Cap Growth VIP         DWS Fund Complex(1)
  --------------------             --------------         -------------------

  John W. Ballantine                   $2,530                       $215,000
  Henry P. Becton, Jr.(2)                  $0                       $200,000
  Dawn-Marie Driscoll(2)((3))              $0                       $253,000
  Keith R. Fox((2))                        $0                       $203,000
  Paul K. Freeman(4)                   $3,136                       $265,000
  Kenneth C. Froewiss(2)                   $0                       $200,000
  Richard J. Herring(2)                    $0                       $195,000
  William McClayton(5)                 $2,410                       $205,000
  Rebecca W. Rimel(2)                      $0                       $194,000
  William N. Searcy, Jr.(2)                $0                       $200,000
  Jean Gleason Stromberg((2))              $0                       $189,000
  Robert H. Wadsworth                  $2,410                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December
31, 2007. As only certain participating insurance companies are shareholders of the Portfolios, the Trustees do not own any shares in such Portfolios, nor are they contract owners of the participating insurance companies.

                                                                                 Aggregate Dollar Range of
                                           Dollar Range of Beneficial       Ownership in all Funds Overseen by
                                                    Ownership                          Board Member
Board Member                                in DWS Variable Series II          in the DWS Fund Complex(1)
------------                                -------------------------          --------------------------

Independent Board Member:

John W. Ballantine                                    None                                Over $100,000
Henry P. Becton, Jr.                                  None                                Over $100,000
Dawn-Marie Driscoll                                   None                                Over $100,000
Keith R. Fox                                          None                                Over $100,000
Paul K. Freeman                                       None                                Over $100,000
Kenneth C. Froewiss                                   None                                Over $100,000
Richard J. Herring                                    None                                Over $100,000
William McClayton                                     None                                Over $100,000
Rebecca W. Rimel                                      None                                Over $100,000
William N. Searcy, Jr.                                None                                Over $100,000
Jean Gleason Stromberg                                None                                Over $100,000
Robert H. Wadsworth                                   None                                Over $100,000

Interested Board Member:

Axel Schwarzer                                        None                                Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the
Portfolios (including Deutsche Bank AG).

                                                                                   Value of
                                   Owner and                                     Securities on    Percent of Class
Independent                     Relationship to                     Title of     an Aggregate     on an Aggregate
Board Member                      Board Member         Company        Class          Basis             Basis
------------                      ------------         -------        -----          -----             -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Balanced VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

KEMPER INVESTORS LIFE                                        8,347,214.80                   39.74% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

ALLMERICA LIFE SVSII                                         5,077,569.48                   24.18% of Class A
TOPEKA KS  66636-0001

ZURICH DESTINATIONS FARMERS SVSII                            3,689,641.33                   17.57% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

SYMETRA LIFE INSURANCE CO                                    1,375,602.07                   6.55% of Class A
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA  98004-5130

CHARTER NAT LIFE INS CO-HORIZON                              1,288,036.01                   6.13% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE INSURANCE CO OF CT                                    151,194.89                    52.01% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               136,471.48                    46.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Blue Chip VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            11,549,864.57                  60.82% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         6,213,962.92                   32.72% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    480,561.96                    54.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               380,155.73                    43.15% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Core Fixed Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            7,439,802.39                   42.57% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         5,495,951.86                   31.45% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        1,857,283.75                   10.63% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

STATE STREET BANK & TR CUST FBO                              1,083,000.19                    6.2% of Class A
DWS MODERATE ALLOCATION VIP
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

THE MANUFACTURES LIFE INS CO (USA)                           4,618,034.46                   77.5% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                               704,720.90                    11.83% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    624,283.73                    10.48% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Davis Venture Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            17,631,195.12                  76.89% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,627,999.35                   20.18% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               899,009.35                    53.38% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    749,296.11                    44.49% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Dreman High Return Equity VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            42,951,564.98                  66.23% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         15,840,196.70                  24.42% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                   1,511,995.40                   50.5% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                              1,153,402.26                   38.52% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Dreman Small Mid Cap Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            20,856,424.36                  56.55% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         8,279,766.80                   22.45% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        4,221,923.62                   11.45% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

NATIONAL LIFE INS CO                                          742,282.15                    23.13% of Class B
SENTINEL ADVANTAGE (VA)
MONTPELIER VT  05604-0001

METLIFE LIFE & ANNUITY CO OF CT                               732,065.03                    22.81% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    667,670.11                    20.81% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

NATIONWIDE INSURANCE CO                                       417,911.97                    13.02% of Class B
NWPP
IPO PORTFOLIO ACCOUNTING
COLUMBUS OH  43218-2029

NATIONAL LIFE INS CO                                          306,282.09                    9.54% of Class B
VARITRAK (VUL)
MONTPELIER VT  05604-0001

NATIONWIDE INSURANCE CO                                       188,918.87                    5.89% of Class B
NWVL14
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH  43218-2029

DWS Global Thematic VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            9,328,056.89                   70.79% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,524,958.53                   26.75% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               418,123.16                    51.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    393,082.91                    48.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Government & Agency Securities VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            7,465,247.00                   41.49% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         6,934,794.92                   38.55% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,293,820.46                   12.75% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               315,442.94                    50.91% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    281,623.05                    45.45% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS High Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            11,611,064.46                  33.55% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         11,540,013.96                  33.35% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        9,076,519.61                   26.23% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    696,110.75                    51.31% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               622,509.30                    45.89% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS International Select Equity VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            10,001,757.66                  53.5% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,517,121.92                   24.16% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        4,005,966.97                   21.43% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               643,948.93                    53.36% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    545,895.31                    45.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Janus Growth & Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            10,272,138.86                   73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,649,526.49                   25.94% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               208,046.65                    52.14% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    189,266.35                    47.44% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Large Cap Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            6,822,921.26                   43.9% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,562,365.13                   29.35% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,553,196.51                   16.43% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               300,677.11                    56.15% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    226,817.95                    42.36% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Mid Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            2,321,201.58                   68.37% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         1,018,937.23                   30.01% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                                69,169.74                    50.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                     64,223.79                    46.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Money Market VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                           155,832,856.03                  41.73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         80,719,533.71                  21.62% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        46,568,740.85                  12.47% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              21,973,275.28                  5.88% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE LIFE & ANNUITY CO OF CT                              6,139,105.16                   53.22% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                   5,368,616.58                   46.54% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Small Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            5,470,055.31                   49.64% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,507,179.02                   22.75% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,219,937.17                   20.15% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               245,859.17                    54.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    207,304.19                    45.58% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Strategic Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            6,128,786.76                   65.35% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,017,159.16                   32.17% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    472,174.99                    58.1% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               335,554.82                    41.29% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Technology VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            8,470,948.56                   63.36% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,156,417.85                   31.09% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               156,666.26                    50.91% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    127,801.93                    41.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

GE CAPITAL LIFE ASSURANCE CO                                   19,316.27                    6.28% of Class B
OF NEW YORK
RICHMOND VA  23230-1702

DWS Turner Mid Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS FARMERS SVSII                            10,622,246.64                  83.79% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,005,314.96                   15.82% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               267,605.89                    50.22% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    263,119.05                    49.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the
Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on
January 22, 1987. On February 6, 2006 the Fund changed its name from "Scudder
Variable Series II" to "DWS Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each
Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the
Fund's 2007 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the
Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the
Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"),
however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the
1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of
Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the
Fund or the shareholders, to the same extent as the stockholders of a
Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that
Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the
Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the
Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

DWS Balanced VIP - Class A                                             23338H685
DWS Balanced VIP - Class B                                             23338H677
DWS Blue Chip VIP - Class A                                            23338H305
DWS Blue Chip VIP - Class B                                            23338H404
DWS Core Fixed Income VIP - Class A                                    23338H826
DWS Core Fixed Income VIP - Class B                                    23338H818
DWS Davis Venture Value VIP - Class A                                  23338H537
DWS Davis Venture Value VIP - Class B                                  23338H529
DWS Dreman High Return Equity VIP - Class A                            23338H628
DWS Dreman High Return Equity VIP - Class B                            23338H610
DWS Dreman Small Mid Cap Value VIP - Class A                           23338H750
DWS Dreman Small Mid Cap Value VIP - Class B                           23338H743
DWS Global Thematic VIP - Class A                                      23338H701
DWS Global Thematic VIP - Class B                                      23338H800
DWS Government & Agency Securities VIP - Class A                       23338H883
DWS Government & Agency Securities VIP - Class B                       23338H875
DWS High Income VIP - Class A                                          23338H867
DWS High Income VIP - Class B                                          23338H859
DWS International Select Equity VIP - Class A                          23338H842
DWS International Select Equity VIP - Class B                          23338H834
DWS Janus Growth & Income VIP - Class A                                23338H594
DWS Janus Growth & Income VIP - Class B                                23338H586
DWS Large Cap Value VIP - Class A                                      23338H503
DWS Large Cap Value VIP - Class B                                      23338H602
DWS Mid Cap Growth VIP - Class A                                       23338H107
DWS Mid Cap Growth VIP - Class B                                       23338H206
DWS Money Market VIP - Class A                                         23338H792
DWS Money Market VIP - Class B                                         23338H784
DWS Small Cap Growth VIP - Class A                                     23338H776
DWS Small Cap Growth VIP - Class B                                     23338H768
DWS Strategic Income VIP - Class A                                     23338H735
DWS Strategic Income VIP - Class B                                     23338H727
DWS Technology VIP - Class A                                           23338H719
DWS Technology VIP - Class B                                           23338H693
DWS Turner Mid Cap Growth VIP - Class A                                23338H578
DWS Turner Mid Cap Growth VIP - Class B                                23338H560

Each series of DWS Variable Series II has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the
SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each
Portfolio, as applicable, together with the Report of Independent Registered
Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31,
2007 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract prospectus.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o        Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

ANNUAL REPORT FOR DWS LARGE CAP VALUE VIP and DWS DAVIS VENTURE VALUE VIP

DATED DECEMBER 31, 2008 (TO BE UPDATED WHEN AVAILABLE)

DWS VARIABLE SERIES II

PART C – OTHER INFORMATION

Item 15.	Indemnification.

Article IV of the Registrant's Amended and Restated Declaration of Trust (“Declaration of Trust”) (Exhibit (1), which is filed herein) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of the Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche

Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Non-interested Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Non-interested Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 16.	Exhibits.
1.		Amended and Restated Agreement and Declaration of Trust dated June 2, 2008 is filed herein.
2.		By-laws dated April 1, 2008 are filed herein
3.		Not applicable.
4.		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.
5.	(a)	Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)
(b)

Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, dated November 21, 2008. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement, filed December 5, 2008.)

6.	(a)

Amended and Restated Investment Management Agreement between the Registrant, on behalf of DWS Balanced VIP, DWS Blue Chip VIP, DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency VIP, DWS Growth Allocation VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Turner Mid Cap Growth VIP, and Deutsche Investment Management Americas Inc., dated May 1, 2008. (Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, filed on August 8, 2008.)

(b)

Investment Management Agreement between the Registrant, on behalf of DWS Large Cap Value VIP, dated April 11, 2007. (Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement, filed on May 1; 2008.)

(c)

Amended Schedule I dated February 2, 2009 to the Amended and Restated Investment Management Agreement dated May 1, 2008, establishing DWS Alternative Asset Allocation Plus VIP as a new series under the Amended and Restated Investment Management Agreement to be filed by amendment.

(d)

Subadvisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated April 5, 2002, for DWS Dreman High Return Equity VIP. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

(e)

Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for DWS Dreman Small Cap Value VIP. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(f)

Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Janus Capital Management L.L.C., dated April 5, 2002, for DWS Janus Growth and Income VIP. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(g)

Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Turner Investment Partners, Inc., dated April 5, 2002, for DWS Turner Mid Cap Growth VIP. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(h)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH dated April 11, 2007 (DWS Large Cap Value VIP). (Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement, filed on May 1; 2008.)

(i)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH dated April 1, 2008 (DWS Balanced VIP). (Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, filed on August 8, 2008.)

	(j)	Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and RREEF America L.L.C. dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.
(k)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Investments Australia Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

(l)

Sub-SubAdvisory Agreement (Global Infrastructure) between RREEF America L.L.C. and Deutsche Investments Australia Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

(m)

Sub-SubAdvisory Agreement (Global Real Estate) between RREEF America L.L.C. and Deutsche Investments Australia Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

(n)

Sub-SubAdvisory Agreement (Global Infrastructure) between RREEF America L.L.C. and Deutsche Asset Management (Hong Kong) Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

(o)

Sub-SubAdvisory Agreement (Global Real Estate) between RREEF America L.L.C. and Deutsche Asset Management (Hong Kong) Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

(p)

Sub-SubAdvisory Agreement (Global Infrastructure) between RREEF America L.L.C. and RREEF Global Advisors Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

(q)

Sub-SubAdvisory Agreement (Global Real Estate) between RREEF America L.L.C. and RREEF Global Advisors Limited dated January 15, 2009 (DWS Alternative Asset Allocation Plus VIP) to be filed by amendment.

7.

Underwriting and Distribution Services Agreement between Scudder Variable Series II and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

8.	(a)

Form of Retirement Agreement between the Registrant and each of Donald Dunaway, James Edgar, Robert Hoffman and Shirley Peterson dated November 14, 2007. (Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, filed on February 15, 2008.)

(b)

Indemnification and Reimbursement Agreement between the Registrant and DIMA dated November 14, 2007. (Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, filed on February 15, 2008.)

9.	(a)	Amended and Restated Master Custodian Agreement, dated October 17, 2008, between the Registrant and Brown Brothers Harriman & Co. is filed herein.
	(b)	Master Custodian Agreement, dated November 17, 2008, between the Registrant and State Street Bank and Trust Company is filed herein.
10.	(a)	Master Distribution Plan for Class B Shares, as approved on November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)
(b)

Supplement to Master Distribution Plan for Class B Shares, as approved on January 15, 2003 for Scudder Strategic Income Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(c)	Plan Pursuant to Rule 18f-3 as approved on November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)
11.		Opinion and Consent of Vedder Price P.C. to be filed by amendment.
12.		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP. to be filed by amendment.
13.	(a)

Agency Agreement between Scudder Variable Series II and Scudder Investments Service Company, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration statement, filed on February 13, 2002.)

	(b)	Supplement to Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on April 29, 1999.)
	(c)	Second Amendment to the Agency Agreement, dated March 13, 2006. (Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement, filed April 27, 2007.)
	(d)	Amended and Restated Administrative Services Agreement, dated October 1, 2008. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement, filed December 5, 2008.)
(e)

Letters of Indemnity to the Scudder Funds dated September 10, 2004; and Letter of Indemnity to the Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, filed on February 25, 2005.)

	(f)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

(g)

Form of Expense Limitation Agreement between the Registrant on behalf of DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Global Thematic VIP, DWS Government & Agency VIP, DWS Growth Allocation VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP and DWS Strategic Income VIP, and Deutsche Investment Management Americas Inc. is filed herein.

14.		Consent of Ernst & Young LLP to be filed by amendment.
15.		Not applicable.
16.		Power of Attorney filed is filed herein.
17.		Form of Proxy is filed herein and appears following Part A of this Registration Statement.
Item 17.		Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the city of New York, and State of New York, on the 23rd day of January 2009.

DWS VARIABLE SERIES II

By: /s/ Michael G. Clark_
Michael G. Clark
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 23, 2009.

SIGNATURE	TITLE

/s/ Michael G. Clark
Michael G. Clark	President

/s/ Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer

/s/John W. Ballantine
John W. Ballantine*	Trustee

/s/Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Trustee

/s/Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Trustee

/s/Keith R. Fox
Keith R. Fox*	Trustee

/s/Paul K. Freeman
Paul K. Freeman*	Chairperson and Trustee

/s/Kenneth C. Froewiss
Kenneth C. Froewiss*	Trustee

/s/Richard J. Herring
Richard J. Herring*	Trustee

/s/William McClayton
William McClayton*	Trustee

/s/Rebecca W. Rimel
Rebecca W. Rimel*	Trustee

/s/William N. Searcy, Jr.
William N. Searcy, Jr.*	Trustee

/s/Jean Gleason Stromberg
Jean Gleason Stromberg*	Trustee

/s/Robert H. Wadsworth
Robert H. Wadsworth*	Trustee

/s/Axel Schwarzer
Axel Schwarzer*	Trustee

*By:	/s/ John Millette

______________________________

John Millette**

**	Attorney-in-fact pursuant to the power of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
1	Amended and Restated Declaration of Trust
2	By-laws
9(a)	Amended and Restated Master Custodian Agreement, dated October 17, 2008, between the Registrant and Brown Brothers Harriman & Co.
9(b)	Master Custodian Agreement, dated November 17, 2008, between the Registrant and State Street Bank and Trust Company
13(f)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries
13(g)

Form of Expense Limitation Agreement between the Registrant on behalf of DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Global Thematic VIP, DWS Government & Agency VIP, DWS Growth Allocation VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP and DWS Strategic Income VIP, and Deutsche Investment Management Americas Inc

16	Power of Attorney